Document And Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Dec. 01, 2011	Apr. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	AGILENT TECHNOLOGIES INC
Entity Central Index Key	0001090872
Current Fiscal Year End Date	--10-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 12,848
Entity Common Stock, Shares Outstanding		348,125,173
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	8-K
Amendment Flag	false
Document Period End Date	Oct 31, 2011

CONSOLIDATED STATEMENT OF OPERATIONS (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Net revenue:
Products	$ 5,482	$ 4,464	$ 3,566
Services and other	1,133	980	915
Total net revenue	6,615	5,444	4,481
Costs and expenses:
Cost of products	2,473	1,976	1,692
Cost of services and other	613	538	497
Total costs	3,086	2,514	2,189
Research and development	649	612	642
Selling, general and administrative	1,809	1,752	1,603
Total costs and expenses	5,544	4,878	4,434
Income from operations	1,071	566	47
Interest income	14	20	29
Interest expense	(86)	(96)	(88)
Gain on sale of network solutions business, net	0	132	0
Other income (expense), net	33	70	19
Income before taxes	1,032	692	7
Provision for income taxes	20	8	38
Net income (loss)	$ 1,012	$ 684	$ (31)
Net income (loss) per share:
Basic (in dollars per share)	$ 2.92	$ 1.97	$ (0.09)
Diluted (in dollars per share)	$ 2.85	$ 1.94	$ (0.09)
Weighted average shares used in computing net income (loss) per share:
Basic (in shares)	347	347	346
Diluted (in shares)	355	353	346

CONSOLIDATED BALANCE SHEET (USD $) In Millions, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Current assets:
Cash and cash equivalents	$ 3,527	$ 2,649
Short-term restricted cash and cash equivalents	0	1,550
Accounts receivable, net	860	869
Inventory	898	716
Other current assets	284	385
Total current assets	5,569	6,169
Property, plant and equipment, net	1,006	980
Goodwill	1,567	1,456
Other intangible assets, net	429	494
Long-term investments	117	142
Other assets	369	455
Total assets	9,057	9,696
Current liabilities:
Accounts payable	472	499
Employee compensation and benefits	424	395
Deferred revenue	389	358
Short-term debt	253	1,501
Other accrued liabilities	299	330
Total current liabilities	1,837	3,083
Long-term debt	1,932	2,190
Retirement and post-retirement benefits	329	477
Other long-term liabilities	643	710
Total liabilities	4,741	6,460
Commitments and contingencies (Note 17)
Stockholders' equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	0	0
Common stock; $0.01 par value; 2 billion shares authorized; 591 million shares at October 31, 2011 and 579 million shares at October 31, 2010 issued	6	6
Treasury stock at cost; 244 million shares at October 31, 2011 and 233 million shares at October 31, 2010	(8,535)	(8,038)
Additional paid-in-capital	8,265	7,904
Retained earnings	4,456	3,444
Accumulated other comprehensive income (loss)	116	(88)
Total stockholders' equity	4,308	3,228
Non-controlling interest	8	8
Total equity	4,316	3,236
Total liabilities and equity	$ 9,057	$ 9,696

CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Stockholders' equity:
Preferred stock par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock shares authorized (in shares)	125	125
Common stock par value (in dollars per share)	$ 0.01	$ 0.01
Common stock shares authorized (in shares)	2,000	2,000
Common stock issued (in shares)	591	579
Treasury stock, at cost (in shares)	244	233

CONSOLIDATED STATEMENT OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 1,012	$ 684	$ (31)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	253	202	162
Share-based compensation	72	66	71
Deferred taxes	38	(109)	28
Excess and obsolete inventory and inventory related charges	30	30	54
Non-cash restructuring and asset impairment charges	10	26	39
Net gain on sale of investments	(6)	(2)	0
Net (gain) loss on sale of assets and divestitures	2	(127)	(6)
Net pension curtailment and settlement gains	(1)	0	(16)
Other	9	0	2
Changes in assets and liabilities:
Accounts receivable, net	11	(166)	193
Inventory	(208)	(51)	47
Accounts payable	(35)	113	(7)
Employee compensation and benefits	24	17	(86)
Interest rate swap proceeds	65	0	43
Other assets and liabilities	(16)	35	(85)
Net cash provided by operating activities	1,260	718	408
Cash flows from investing activities:
Investments in property, plant and equipment	(188)	(121)	(128)
Proceeds from the sale of property, plant and equipment	18	7	1
Purchase of investment securities	0	0	(30)
Proceeds from the sale of investment securities	16	38	94
Proceeds from divestitures, net	1	205	45
Change in restricted cash, cash equivalents and investments, net	1,545	10	16
Purchase of minority interest	0	0	(10)
Acquisitions of businesses and intangible assets, net of cash acquired	(98)	(1,313)	(2)
Net cash provided by (used in) investing activities	1,294	(1,174)	(14)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	304	299	71
Treasury stock repurchases	(497)	(411)	(157)
Proceeds from credit facility	0	0	325
Repayment of credit facility	0	0	(325)
Issuance of senior notes	0	747	748
Debt issuance costs	0	(5)	(5)
Repayment of debts	(1,500)	(29)	0
Net cash provided by (used in) financing activities	(1,693)	601	657
Effect of exchange rate movements	17	25	23
Net increase in cash and cash equivalents	878	170	1,074
Cash and cash equivalents at beginning of year	2,649	2,479	1,405
Cash and cash equivalents at end of year	$ 3,527	$ 2,649	$ 2,479

CONSOLIDATED STATEMENT OF EQUITY (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Total	Total Stockholders Equity [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Noncontrolling Interest [Member]
Balance at Oct. 31, 2008	$ 2,573	$ 2,559	$ 6	$ 7,410	$ (7,470)	$ 2,791	$ (178)	$ 14
Balance (in shares) at Oct. 31, 2008			560,667		(210,822)
Components of comprehensive income:
Net income (loss)	(31)	(31)				(31)
Change in unrealized gain (loss) on investments	8	8					8
Change in unrealized gain (loss) on derivative instruments	1	1					1
Losses reclassified into earnings related to derivitive instruments	15	15					15
Change in foreign currency translation	157	157					157
Change in net defined benefit pension and post retirement plan costs:
Net gain (loss)	(287)	(287)					(287)
Net prior service credit (cost)	99	99					99
Total comprehensive income (loss)	(38)	(38)
Net income attributable to non-controlling interests	7							7
Distributions to non-controlling interests	(3)							(3)
Purchase of non-controlling interests	(10)							(10)
Share-based awards issued	71	71		71
Share-based awards issued (in shares)			5,400
Repurchase of common stock	(157)	(157)			(157)
Repurchase of common stock (in shares)					(9,097)
Share-based compensation	71	71		71
Balance at Oct. 31, 2009	2,514	2,506	6	7,552	(7,627)	2,760	(185)	8
Balance (in shares) at Oct. 31, 2009			566,067		(219,919)
Components of comprehensive income:
Net income (loss)	684	684				684
Change in unrealized gain (loss) on investments	1	1					1
Change in unrealized gain (loss) on derivative instruments	4	4					4
Losses reclassified into earnings related to derivitive instruments	(6)	(6)					(6)
Change in foreign currency translation	70	70					70
Change in net defined benefit pension and post retirement plan costs:
Net gain (loss)	53	53					53
Net prior service credit (cost)	(25)	(25)					(25)
Total comprehensive income (loss)	781	781
Share-based awards issued	288	288		288
Share-based awards issued (in shares)			12,760
Repurchase of common stock	(411)	(411)			(411)
Repurchase of common stock (in shares)					(12,764)
Share-based compensation	64	64		64
Balance at Oct. 31, 2010	3,236	3,228	6	7,904	(8,038)	3,444	(88)	8
Balance (in shares) at Oct. 31, 2010			578,827		(232,683)
Components of comprehensive income:
Net income (loss)	1,012	1,012				1,012
Change in unrealized gain (loss) on investments	(4)	(4)					(4)
Losses reclassified into earnings related to derivitive instruments	3	3					3
Change in foreign currency translation	94	94					94
Change in net defined benefit pension and post retirement plan costs:
Net gain (loss)	(38)	(38)					(38)
Net prior service credit (cost)	149	149					149
Total comprehensive income (loss)	1,216	1,216
Share-based awards issued	289	289		289
Share-based awards issued (in shares)			11,841
Repurchase of common stock	(497)	(497)			(497)
Repurchase of common stock (in shares)					(11,603)
Share-based compensation	72	72		72
Balance at Oct. 31, 2011	$ 4,316	$ 4,308	$ 6	$ 8,265	$ (8,535)	$ 4,456	$ 116	$ 8
Balance (in shares) at Oct. 31, 2011			590,668		(244,286)

CONSOLIDATED STATEMENT OF EQUITY (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Statement of Stockholders' Equity [Abstract]
Unrealized gains (losses) on derivative instruments, tax			$ 2
Losses reclassified into earnings related to derivative investments, tax	(2)	1	(8)
Change in net defined benefit pension and post retirement plan costs:
Change in defined benefit pension and postretirement plan cost, tax	$ (3)	$ 9	$ 18

OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Oct. 31, 2011
Accounting Policies [Abstract]
OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Overview.    Agilent Technologies, Inc. ("we", "Agilent" or the "company"), incorporated in Delaware in May 1999, is a measurement company, providing core bio-analytical and electronic measurement solutions to the communications, electronics, life sciences, chemical analysis, diagnostics and genomics industries.

Acquisition of Varian, Inc.    On May 14, 2010, we completed our acquisition of Varian, Inc. ("Varian"), a leading supplier of scientific instrumentation and associated consumables for life science and chemical analysis market applications, by means of a merger of one of our wholly-owned subsidiaries with and into Varian such that Varian became a wholly-owned subsidiary of Agilent. The $1.5 billion total purchase price of Varian included $52cash per share of Varian's outstanding common stock including vested and non-vested in-the-money stock options at $52 cash per share less their exercise price. Varian's non-vested restricted stock awards, non-vested performance shares, at 100 percent of target, and non-vested director's stock units were also paid at $52 per share. As part of the European Commission's merger approval and the Federal Trade Commission consent order, Agilent committed to sell Varian's laboratory gas chromatography ("GC") business; Varian's triple quadrupole gas chromatography-mass spectrometry ("GC-MS") business; Varian's inductively-coupled plasma-mass spectrometry ("ICP-MS") business; and Agilent's micro GC business. On May 19, 2010 we completed the sale of the Varian laboratory GC business, the triple quadrupole GC-MS business, the ICP-MS business and the Agilent micro GC business for approximately $33 million. We financed the purchase price of Varian using the proceeds from our September 2009 offering of senior notes and other existing cash. The Varian merger has been accounted for in accordance with the authoritative accounting guidance and the results of Varian are included in Agilent's consolidated financial statements from the date of merger. We expect to realize operational and cost synergies, leverage the existing sales channels and product development resources, and utilize the assembled workforce. The company expects the combined entity to achieve significant savings in corporate and divisional overhead costs. The company also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional products and capabilities. For additional details related to the acquisition of Varian, see Note 3, "Acquisition of Varian".

Sale of Network Solutions Division.    On May 1, 2010, we completed the sale of the Network Solutions Division ("NSD") of our electronic measurement business to JDS Uniphase Corporation ("JDSU"), a leading communications test and measurement company. JDSU paid Agilent $160 million and we recorded a net gain on the sale of NSD of $132 million in fiscal 2010. NSD includes Agilent's network assurance solutions, network protocol test and drive test products. The results of operations of NSD were not significant to the income from operations of Agilent for the year ended October 31, 2010.

Sale of Hycor Biomedical, Inc.    On February 2, 2010, the company sold Hycor Biomedical Inc., a wholly-owned subsidiary, to Linden LLC, a Chicago-based healthcare private equity firm. Hycor is a global manufacturer and marketer of in vitro diagnostics products.

Basis of presentation.    The accompanying financial data has been prepared by us pursuant to the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and is in conformity with U.S. generally accepted accounting principles ("GAAP"). Our fiscal year end is October 31. Unless otherwise stated, all years and dates refer to our fiscal year.

Reclassifications.    Certain prior year financial statement and disclosure amounts have been reclassified to conform to the current year presentation with no impact on previously reported net income.

Management is responsible for the fair presentation of the accompanying consolidated financial statements, prepared in accordance with U.S. GAAP, and has full responsibility for their integrity and accuracy. In the opinion of management, the accompanying consolidated financial statements contain all adjustments necessary to present fairly our consolidated balance sheet, statement of operations, statement of cash flows and statement of stockholders' equity for all periods presented.

Principles of consolidation.    The consolidated financial statements include the accounts of the company and our wholly- and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Partially owned, non-controlled equity affiliates are accounted for under the equity method.

Use of estimates.    The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Management bases its estimates on historical experience and various other assumptions believed to be reasonable. Although these estimates are based on management's best knowledge of current events and actions that may impact the company in the future, actual results may be different from the estimates. Our critical accounting policies are those that affect our financial statements materially and involve difficult, subjective or complex judgments by management. Those policies are revenue recognition, inventory valuation, share-based compensation, retirement and post-retirement plan assumptions, goodwill and purchased intangible assets and accounting for income taxes.

Revenue recognition.    We enter into agreements to sell products (hardware and/or software), services and other arrangements (multiple element arrangements) that include combinations of products and services.

We recognize revenue, net of trade discounts and allowances, provided that (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3)the price is fixed or determinable and (4) collectibility is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer, for products, or when the service has been provided. We consider the price to be fixed or determinable when the price is not subject to refund or adjustments. We consider arrangements with extended payment terms not to be fixed or determinable, and accordingly we defer revenue until amounts become due. At the time of the transaction, we evaluate the creditworthiness of our customers to determine the appropriate timing of revenue recognition.

Product revenue.    Our product revenue is generated predominantly from the sales of various types of test equipment. Product revenue, including sales to resellers and distributors, is reduced for estimated returns, when appropriate. For sales or arrangements that include customer-specified acceptance criteria, including those where acceptance is required upon achievement of performance milestones, revenue is recognized after the acceptance criteria have been met. For products that include installation, if the installation meets the criteria to be considered a separate element, product revenue is recognized upon delivery, and recognition of installation revenue is delayed until the installation is complete. Otherwise, neither the product nor the installation revenue is recognized until the installation is complete.

Where software is licensed separately, revenue is recognized when the software is delivered and title and risk of loss have been transferred to the customer or, in the case of electronic delivery of software, when the customer is given access to the licensed software programs. We also evaluate whether collection of the receivable is probable, the fee is fixed or determinable and whether any other undelivered elements of the arrangement exist on which a portion of the total fee would be allocated based on vendor-specific objective evidence.

Service revenue.    Revenue from services includes extended warranty, customer support, consulting, training and education. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. For example, customer support contracts are recognized ratably over the contractual period, while training revenue is recognized as the training is provided to the customer. In addition the four revenue recognition criteria described above must be met before service revenue is recognized.

Revenue Recognition for Arrangements with Multiple Deliverables.    On November 1, 2010, we adopted an accounting update regarding revenue recognition for multiple deliverable arrangements and an accounting update for certain revenue arrangements that include software elements.

We adopted the above accounting updates on a prospective basis for applicable transactions originating or materially modified after November 1, 2010. The amended update for multiple deliverable arrangements did not change the units of accounting for our revenue transactions, and most products and services qualify as separate units of accounting. Under the previous guidance for multiple deliverable arrangements with software elements, we typically applied the residual method to allocate revenue if we were unable to determine vendor specific objective evidence of fair value or verifiable objective evidence of fair value for the delivered element but were able to obtain fair value for any undelivered elements.

The adoption of the amended revenue recognition rules did not significantly change the timing of revenue recognition and did not have a material impact on our consolidated financial statements for the year ended October 31, 2011. We cannot reasonably estimate the effect of adopting these standards on future financial periods as the impact will vary depending on the nature and volume of new or materially modified sales arrangements in any given period.

Our multiple-element arrangements are generally comprised of a combination of measurement instruments, installation or other start-up services and/or software and/or support or services. Hardware and software elements are typically delivered at the same time and revenue is recognized upon delivery once title and risk of loss pass to the customer. Delivery of installation, start-up services and other services varies based on the complexity of the equipment, staffing levels in a geographic location and customer preferences, and can range from a few days to a few months. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. Revenue from the sale of software products that are not required to deliver the tangible product's essential functionality are accounted for under software revenue recognition rules which require vendor specific objective evidence ("VSOE") of fair value to allocate revenue in a multiple element arrangement. Our arrangements generally do not include any provisions for cancellation, termination, or refunds that would significantly impact recognized revenue.

We have evaluated the deliverables in our multiple-element arrangements and concluded that they are separate units of accounting if the delivered item or items have value to the customer on a standalone basis and for an arrangement that includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in our control. We allocate revenue to each element in our multiple-element arrangements based upon their relative selling prices. We determine the selling price for each deliverable based on a selling price hierarchy. The selling price for a deliverable is based on VSOE if available, third-party evidence ("TPE") if VSOE is not available, or estimated selling price ("ESP") if neither VSOE nor TPE is available. Revenue allocated to each element is then recognized when the basic revenue recognition criteria for that element have been met.

We use VSOE of selling price in the selling price allocation in all instances where it exists. VSOE of selling price for products and services is determined when a substantial majority of the selling prices fall within a reasonable range when sold separately. TPE of selling price can be established by evaluating largely interchangeable competitor products or services in standalone sales to similarly situated customers. As our products contain a significant element of proprietary technology and the solution offered differs substantially from that of competitors, it is difficult to obtain the reliable standalone competitive pricing necessary to establish TPE. ESP represents the best estimate of the price at which we would transact a sale if the product or service were sold on a standalone basis. We determine ESP for a product or service by using historical selling prices which reflect multiple factors including, but not limited to customer type, geography, market conditions, competitive landscape, gross margin objectives and pricing practices. The determination of ESP is made through consultation with and approval by management. We may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, we may modify our pricing practices in the future, which may result in changes in ESP. The aforementioned factors may result in a different allocation of revenue to the deliverables in multiple element arrangements from the current fiscal quarter, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

Deferred revenue.    Deferred revenue represents the amount that is allocated to undelivered elements in multiple element arrangements. We limit the revenue recognized to the amount that is not contingent on the future delivery of products or services or meeting other specified performance conditions.

Accounts receivable, net.    Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Such accounts receivable has been reduced by an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine the allowance based on customer specific experience and the aging of such receivables, among other factors. We do not have any off-balance-sheet credit exposure related to our customers. Accounts receivable are also recorded net of product returns.

Share-based compensation.    For the years ended 2011, 2010 and 2009, we accounted for share-based awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our Employee Stock Purchase Plan ("ESPP") and performance share awards under Agilent Technologies, Inc. Long-Term Performance Program ("LTPP") using the estimated grant date fair value method of accounting. Under the fair value method, we recorded compensation expense for all share-based awards of $73 million in 2011, $66 million in 2010 and $71 million in 2009.

Inventory.    Inventory is valued at standard cost, which approximates actual cost computed on a first-in, first-out basis, not in excess of market value. We assess the valuation of our inventory on a periodic basis and make adjustments to the value for estimated excess and obsolete inventory based on estimates about future demand. The excess balance determined by this analysis becomes the basis for our excess inventory charge. Our excess inventory review process includes analysis of sales forecasts, managing product rollovers and working with manufacturing to maximize recovery of excess inventory.

Warranty.    Our standard warranty terms typically extend for one year from the date of delivery. We accrue for standard warranty costs based on historical trends in warranty charges as a percentage of net product revenue . The accrual is reviewed regularly and periodically adjusted to reflect changes in warranty cost estimates. Estimated warranty charges are recorded within cost of products at the time products are sold. See Note 16, "Guarantees".

Taxes on income.    Income tax expense or benefit is based on income or loss before taxes. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and handling costs.    Our shipping and handling costs charged to customers are included in net revenue, and the associated expense is recorded in cost of products for all periods presented.

Goodwill and Purchased Intangible Assets.    In September 2011, the FASB approved changes to the goodwill impairment guidance which are intended to reduce the cost and complexity of the annual impairment test. The changes provide entities an option to perform a qualitative assessment to determine whether further impairment testing is necessary. The revised standard gives an entity the option to first assess qualitative factors to determine whether performing the current two-step test is necessary. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not (i.e. > 50% chance) that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test will be required. Otherwise, no further testing will be required.

The revised guidance includes examples of events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. These include macro-economic conditions such as deterioration in the entity's operating environment or industry or market considerations; entity-specific events such as increasing costs, declining financial performance, or loss of key personnel; or other events such as an expectation that a reporting unit will be sold or a sustained decrease in the stock price on either an absolute basis or relative to peers.

The changes will be effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, earlier adoption is permitted. Agilent has opted to early adopt this guidance for the year ended October 31, 2011.

If it is determined, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the provisions of authoritative guidance require that we perform a two-step impairment test on goodwill. In the first step, we compare the fair value of each reporting unit to its carrying value. The second step (if necessary) measures the amount of impairment by applying fair-value-based tests to the individual assets and liabilities within each reporting unit. As defined in the authoritative guidance, a reporting unit is an operating segment, or one level below an operating segment. We have aggregated components of an operating segment that have similar economic characteristics into our reporting units. Accordingly, Agilent had three reporting units, which are the same as our operating segments: life sciences, chemical analysis and electronic measurement. At the time of an acquisition, we assign goodwill to the reporting unit that is expected to benefit from the synergies of the combination. Subsequent to October 31, 2011, we formed a fourth segment, diagnostics and genomics, from a portion of our pre-existing life sciences segment. As a result, Agilent has four segments, life sciences, chemical analysis, diagnostics and genomics and electronic measurement, which are the same as our reporting units. In fiscal year 2011, we assessed goodwill impairment for our previous three reporting units; life sciences, chemical analysis, and electronic measurement. Based on our results of our qualitative test for goodwill impairment, as of September 30, 2011, we believe that it is more-likely-than-not that the fair value of each of our three reporting units, life sciences, chemical analysis and electronic measurement is greater than their respective carrying values. There was no impairment of goodwill during the years ended October 31, 2011, 2010 and 2009. In connection with our reporting unit change subsequent to October 31, 2011, no goodwill impairment was recorded.

Purchased intangible assets consist primarily of acquired developed technologies, proprietary know-how, trademarks, and customer relationships and are amortized using the straight-line method over estimated useful lives ranging from 6 months to 15 years. In process research and development ("IPR&D") is initially capitalized at fair value as an intangible asset with an indefinite life and assessed for impairment thereafter. When the IPR&D project is complete, it is reclassified as an amortizable purchased intangible asset and is amortized over its estimated useful life. If an IPR&D project is abandoned, Agilent will record a charge for the value of the related intangible asset to Agilent's consolidated statement of operations in the period it is abandoned.

Advertising.    Advertising costs are expensed as incurred and amounted to $55 million in 2011, $45 million in 2010 and $36 million in 2009 for Agilent operations.

Research and development.    Costs related to research, design and development of our products are charged to research and development expense as they are incurred.

Sales Taxes.    Sales taxes collected from customers and remitted to governmental authorities are not included in our revenue.

Net income (loss) per share.    Basic net income (loss) per share is computed by dividing net income (loss) — the numerator — by the weighted average number of common shares outstanding — the denominator — during the period excluding the dilutive effect of stock options and other employee stock plans. Diluted net income per share gives effect to all potentially dilutive common stock equivalents outstanding during the period. In computing diluted net income per share under the treasury stock method, the average stock price for the period is used in determining the number of shares assumed to be purchased from the proceeds of stock option exercises. The number of shares assumed to be purchased also considers the amount of unrecognized compensation cost for future service. As a result of the company's net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding. See Note 6, "Net Income (Loss) per Per Share".

Cash, cash equivalents and short term investments.    We classify investments as cash equivalents if their original or remaining maturity is three months or less at the date of purchase. Cash equivalents are stated at cost, which approximates fair value.

As of October 31, 2011, approximately $3.4 billion of our cash and cash equivalents is held outside of the U.S. in our foreign subsidiaries. Under current tax laws, most of the cash could be repatriated to the U.S. but it would be subject to U.S. federal and state income taxes, less applicable foreign tax credits. Our cash and cash equivalents mainly consist of short term deposits held at major global financial institutions, institutional money market funds, and similar short duration instruments with original maturities of 90 days or less. We continuously monitor the creditworthiness of the financial institutions and institutional money market funds in which we invest our funds.

We classify investments as short-term investments if their original or remaining maturities are greater than three months and their remaining maturities are one year or less.

Restricted cash and cash equivalents was nil in 2011, and $1.6 billion in 2010 mostly held in commercial paper.

Fair Value of Financial Instruments.    The carrying values of certain of our financial instruments including cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, accounts payable, accrued compensation and other accrued liabilities approximate fair value because of their short maturities. The fair value of long-term equity investments is determined using quoted market prices for those securities when available. For those long-term equity investments accounted for under the cost method, their carrying value approximates their estimated fair value. The fair value of our short-term and long-term debt exceeds the carrying value by approximately $140 million as of October 31, 2011. The fair value of foreign currency contracts used for hedging purposes is estimated internally by using inputs tied to active markets. The carrying value of our investment in direct-financing leases approximates their estimated fair value. See also Note 12, "Fair Value Measurements" for additional information on the fair value of financial instruments.

Concentration of credit risk.    Financial instruments that potentially subject Agilent to significant concentration of credit risk include money market fund investments, time deposits, commercial paper and demand deposit balances. These investments are categorized as cash and cash equivalents, restricted cash and cash equivalents and long-term investments. In addition, Agilent has credit risk from derivative financial instruments used in hedging activities, accounts receivable and investments in direct-financing leases. We invest in a variety of financial instruments and limit the amount of credit exposure with any one financial institution. Credit risk with respect to our accounts receivable is diversified due to the large number of entities comprising our customer base and their dispersion across many different industries and geographies. Credit risk associated with our investment in direct-financing leases has been mitigated by a contract with a third party to provide credit protection. We have a comprehensive credit policy in place and exposure to credit risk is monitored on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount and we sell the majority of our products through our direct sales force. Credit risk is mitigated through collateral such as letter of credit, bank guarantees or payment terms like cash in advance. Credit evaluation is performed by an independent team to ensure proper segregation of duties. No single customer accounted for more than 10 percent of combined accounts receivable as of October 31, 2011, and 2010.

Derivative instruments.    Agilent is exposed to global market exchange rate and interest rate risks in the normal course of business. We enter into foreign exchange contracts, primarily forward contracts and purchased options and interest rate swaps to manage financial exposures resulting from changes in foreign currency exchange rates and interest rates. In the vast majority of cases, these contracts are designated at inception as hedges of the related foreign currency or interest exposures. Foreign currency exposures include committed and anticipated revenue and expense transactions and assets and liabilities that are denominated in currencies other than the functional currency of the subsidiary. Interest rate exposures are associated with the company's fixed-rate debt. For option contracts, we exclude time value from the measurement of effectiveness. To achieve hedge accounting, contracts must reduce the foreign currency exchange rate and interest rate risk otherwise inherent in the amount and duration of the hedged exposures and comply with established risk management policies; foreign exchange hedging contracts generally mature within twelve months and interest rate swaps mature at the same time as the maturity of the debt. In order to manage foreign currency exposures in a few limited jurisdictions, such as China, we may enter into foreign exchange contracts that do not qualify for hedge accounting. In such circumstances, the local foreign currency exposure is offset by contracts owned by the parent company. We do not use derivative financial instruments for speculative trading purposes.

All derivatives are recognized on the balance sheet at their fair values. For derivative instruments that are designated and qualify as a fair value hedge, changes in value of the derivative are recognized in the consolidated statement of operations in the current period, along with the offsetting gain or loss on the hedged item attributable to the hedged risk. For derivative instruments that are designated and qualify as a cash flow, changes in the value of the effective portion of the derivative instrument is recognized in accumulated comprehensive income, a component of stockholders' equity. Amounts associated with cash flow hedges are reclassified and recognized in income when either the forecasted transaction occurs or it becomes probable the forecasted transaction will not occur. Derivatives not designated as hedging instruments are recorded on the balance sheet at their fair value and changes in the fair values are recorded in the income statement in the current period. Derivative instruments are subject to master netting arrangements and qualify for net presentation in the balance sheet. Changes in the fair value of the ineffective portion of derivative instruments are recognized in earnings in the current period. Ineffectiveness in 2011, 2010 and 2009 was not significant.

Property, plant and equipment.    Property, plant and equipment are stated at cost less accumulated depreciation. Additions, improvements and major renewals are capitalized; maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or disposed of, the assets and related accumulated depreciation and amortization are removed from our general ledger, and the resulting gain or loss is reflected in the consolidated statement of operations. Buildings and improvements are depreciated over the lesser of their useful lives or the remaining term of the lease and machinery and equipment over three to ten years. We currently use the straight-line method to depreciate assets.

Leases.    We lease buildings, machinery and equipment under operating leases for original terms ranging generally from one to twenty years. Certain leases contain renewal options for periods up to 6 years.

Capitalized software.    We capitalize certain internal and external costs incurred to acquire or create internal use software. Capitalized software is included in property, plant and equipment and is depreciated over three to five years once development is complete.

Impairment of long-lived assets.    We continually monitor events and changes in circumstances that could indicate carrying amounts of long-lived assets, including intangible assets, may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the undiscounted future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.

Employee compensation and benefits.    Amounts owed to employees, such as accrued salary, bonuses and vacation benefits are accounted for within employee compensation and benefits. The total amount of accrued vacation benefit was $144 million and $142 million as of October 31, 2011, and 2010, respectively.

Foreign currency translation.    We translate and remeasure balance sheet and income statement items into U.S. dollars. For those subsidiaries that operate in a local currency functional environment, all assets and liabilities are translated into U.S. dollars using current exchange rates; revenue and expenses are translated using monthly exchange rates which approximate to average exchange rates in effect during each period. Resulting translation adjustments are reported as a separate component of accumulated comprehensive loss in stockholders' equity.

For those subsidiaries that operate in a U.S. dollar functional environment, foreign currency assets and liabilities are remeasured into U.S. dollars at current exchange rates except for nonmonetary assets and capital accounts which are remeasured at historical exchange rates. Revenue and expenses are generally remeasured at monthly exchange rates which approximate average exchange rates in effect during each period. Gains or losses from foreign currency remeasurement are included in consolidated net income (loss). Net gains or losses resulting from foreign currency transactions, including hedging gains and losses, are reported in other income (expense), net and was $1 million loss for fiscal year 2011, 2010 and 2009.

NEW ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Oct. 31, 2011
New Accounting Pronouncements and Changes in Accounting Principles [Abstract]
NEW ACCOUNTING PRONOUNCEMENTS
NEW ACCOUNTING PRONOUNCEMENTS

In October 2009, the Financial Accounting Standards Board ("FASB") amended revenue recognition guidance for arrangements with multiple deliverables. The guidance eliminates the residual method of revenue recognition and requires the use of management's best estimate of selling price for individual elements of an arrangement when VSOE, or TPE is unavailable. The FASB also amended the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product's essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. We adopted all of the above guidance effective November 1, 2010 on a prospective basis. The adoption of the amended revenue recognition rules did not have a material impact on our consolidated financial statements. See Note 1, "Overview, Basis of Presentation and Summary of Significant Accounting Policies" for additional information.

In January 2010, the FASB issued guidance that requires new disclosures for fair value measurements and provides clarification for existing disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2009, except for gross presentation of activity in level 3 which is effective for annual periods beginning after December 15, 2010, and for interim periods in those years. We adopted the guidance for new disclosures for fair value measurements and clarification for existing disclosure requirements as of February 1, 2010 and there was no material impact on our consolidated financial statements. Additionally, we will adopt the guidance regarding level 3 activity on November 1, 2011 and we do not expect there to be a material impact to our consolidated financial statements. See Note 12, "Fair Value Measurements" for additional information on the fair value of financial instruments.

In April 2010, the FASB issued guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. The guidance is effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010, with early adoption permitted. We adopted the guidance in the first quarter of 2011 and there was no material impact on our consolidated financial statements.

In May 2011, the FASB amended fair value measurement and disclosure guidance to achieve convergence with International Financial Reporting Standards ("IFRS"). The amended guidance modifies the measurement of fair value, clarifies verbiage, and changes disclosure or other requirements in US GAAP and IFRS. The guidance is effective during interim and annual periods beginning after December 15, 2011. We do not expect a material impact on our consolidated financial statements due to the adoption of this guidance.

In June 2011, the FASB issued guidance related to the presentation of comprehensive income. The guidance aims to improve the comparability, consistency, and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. We expect to make presentational changes to our consolidated financial statements upon adoption of this guidance, but as this guidance impacts financial statement presentation requirements only, its adoption will not have a material impact on our consolidated financial statements.

In September 2011, the FASB amended guidance relating to the goodwill impairment test. The changes are intended to reduce the cost and complexity of the annual test by providing entities an option to perform a qualitative assessment to determine whether further impairment testing is necessary. The revised guidance includes examples of events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. The changes will be effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, earlier adoption is permitted. Agilent has opted to early adopt this guidance for the year ended October 31, 2011, See Note 1, "Overview, Basis of Presentation and Summary of Significant Accounting Policies" for additional information.

ACQUISITION OF VARIAN	12 Months Ended
Oct. 31, 2011
Business Combinations [Abstract]
ACQUISITION OF VARIAN
ACQUISITION OF VARIAN

On May 14, 2010, we completed the acquisition of Varian through the merger of Varian and Cobalt Acquisition Corp., a direct wholly-owned subsidiary of Agilent under the Merger Agreement, dated July 26, 2009. As a result of the merger, Varian became a wholly-owned subsidiary of Agilent. Accordingly, the results of Varian are included in Agilent's consolidated financial statements from the date of the merger. For the period from May 15, 2010 to October 31, 2010, Varian's net revenue was $320 million.

The consideration paid was approximately $1,507 million, comprising $52 cash per share of Varian's outstanding common stock. We also paid $17 million to acquire Varian's vested in-the money stock options at $52 cash per share less their exercise price. In addition we paid $12 million for Varian's non-vested in-the-money stock options at $52 cash per share less their exercise price, and Varian's non-vested restricted stock awards and non-vested performance shares, each at 100 percent of target and at $52 cash per share. In accordance with the authoritative accounting guidance, settlement of the non-vested awards is considered to be for the performance of post combination services and is therefore stock-based compensation expensed immediately after acquisition. Agilent funded the acquisition using the proceeds from our September 2009 offering of senior notes and other existing cash.

The Varian merger was accounted for in accordance with the authoritative accounting guidance. The acquired assets and assumed liabilities were recorded by Agilent at their estimated fair values. Agilent determined the estimated fair values with the assistance of appraisals or valuations performed by independent third party specialists, discounted cash flow analyses, quoted market prices where available, and estimates made by management. We expect to realize operational and cost synergies, leverage the existing sales channels and product development resources, and utilize the assembled workforce. The company expects the combined entity to achieve significant savings in corporate and divisional overhead costs. The company also anticipates opportunities for growth through expanded geographic and customer segment diversity and the ability to leverage additional products and capabilities. These factors, among others, contributed to a purchase price in excess of the estimated fair value of Varian's net identifiable assets acquired, and, as a result, we have recorded goodwill in connection with this transaction.

Goodwill acquired was allocated to our operating segments and reporting units as a part of the purchase price allocation. We do not expect the goodwill recognized to be deductible for income tax purposes. Any impairment charges made in the future associated with goodwill will not be tax deductible.

A portion of the overall purchase price was allocated to acquired intangible assets. Amortization expense associated with acquired intangible assets is not deductible for tax purposes. Therefore, approximately $138 million was established as a deferred tax liability for the future amortization of these intangibles.

The following table summarizes the allocation of the purchase price to the estimated fair values of the assets acquired and liabilities assumed on the closing date of May 14, 2010 (in millions):

Cash and cash equivalents	$226
Accounts receivable	138
Inventories	170
Other current assets	47
Property, plant and equipment	126
Intangible assets	417
Other assets	13
Goodwill	787
Total assets acquired	1,924
Accounts payable	(65)
Employee compensation and benefits	(43)
Deferred revenue	(30)
Other accrued liabilities	(72)
Long-term debt	(15)
Retirement and post-retirement benefits	(18)
Other long-term liabilities	(157)
Net assets acquired	$1,524

The fair value of cash and cash equivalents, accounts receivable, other current assets, accounts payable and other accrued liabilities were generally determined using historical carrying values given the short-term nature of these assets and liabilities.

The fair values for acquired inventory, property, plant and equipment, intangible assets, retirement and post-retirement benefits, and deferred revenue were determined with the assistance of valuations performed by independent valuation specialists.

The fair values of certain other assets, long-term debt, and certain other long-term liabilities were determined internally using discounted cash flow analyses and estimates made by management.

The company has completed its business combination accounting as of May 14, 2010.

Valuations of intangible assets acquired

The components of intangible assets acquired in connection with the Varian acquisition were as follows (in millions):

	Fair Value	Estimated Useful Life
Developed product technology	$221	1-7 yrs
Customer relationships	157	2-10 yrs
Tradenames and trademarks	10	1.5 yrs
Order backlog	9	0.5-1 yr
Total intangible assets subject to amortization	397
In-process research and development	20
Total intangible assets	$417

Acquisition and integration costs directly related to the Varian merger totaled $102 million for the year ended October 31, 2010. These costs were substantially recorded in selling, general and administrative expenses. Such costs are expensed in accordance with the authoritative accounting guidance.

The following represents pro forma operating results as if Varian had been included in the company's consolidated statements of operations as of the beginning of the fiscal years presented (in millions, except per share amounts):

	2010	2009
Net revenue	$5,871	$5,258
Net income (loss)	$648	$(192)
Net income (loss) per share — basic	$1.87	$(0.55)
Net income (loss) per share — diluted	$1.84	$(0.55)

The unaudited pro forma financial information assumes that the companies were combined as of November 1, 2009 and 2008 and include business combination accounting effects from the acquisition including amortization charges from acquired intangible assets, reduction in revenue and increase in cost of sales due to the respective estimated fair value adjustments to deferred revenue and inventory, decrease to interest income for cash used in the acquisition, increase in interest expense associated with debt issue to fund the acquisition, acquisition related transaction costs and tax related effects. The unaudited pro forma information as presented above is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2010 and 2009.

The unaudited pro forma financial information for the year ended October 31, 2010 combines the historical results of Agilent for the year ended October 31, 2010 and the historical results of Varian for the six months ended April 2, 2010 and the period May 1, 2010 to May 14, 2010.

The unaudited pro forma financial information for the year ended October 31, 2009 combines the historical results of Agilent for the year ended October 31, 2009 and the historical results for Varian for the year ended October 2, 2009 (due to differences in reporting periods).

SHARE-BASED COMPENSATION	12 Months Ended
Oct. 31, 2011
Share-based Compensation [Abstract]
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

Agilent accounts for share-based awards in accordance with the provisions of the revised accounting guidance which requires the measurement and recognition of compensation expense for all share-based payment awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our ESPP and performance share awards granted to selected members of our senior management under the LTPP based on estimated fair values.

Description of Share-Based Plans

Employee stock purchase plan.    Effective November 1, 2000, we adopted the ESPP. Prior to November 1, 2008, under the provisions of the ESPP, eligible employees could contribute up to ten percent of their base compensation to purchase shares of our common stock at 85 percent of the lower of the fair market value at the entry date or the purchase date of each offering period, as defined by the ESPP. Effective November 1, 2008, the Compensation Committee of Board of Directors approved a change to our ESPP that eliminated the look back period. The ESPP will continue to allow eligible employees to purchase shares of our common stock at 85 percent of the purchase price, but only uses the purchase date to establish the fair market value. Shares authorized for issuance in connection with the ESPP are subject to an automatic annual increase of the lesser of one percent of the outstanding shares of common stock of Agilent on November 1, or an amount determined by the Compensation Committee of our Board of Directors. Under the terms of the ESPP, in no event shall the number of shares issued under the ESPP exceed 75 million shares.

Under our ESPP, employees purchased 1,205,431 shares for $43 million in 2011, 1,577,388 shares for $40 million in 2010 and 3,007,747 shares for $52 million in 2009. As of October 31, 2011, the number of shares of common stock authorized and available for issuance under our ESPP was 33,577,991. This excludes the number of shares of common stock to be issued to participants in consideration of the aggregate participant contributions totaling $24 million as of October 31, 2011.

Incentive compensation plans.    On November 19, 2008 and March 11, 2009, the Compensation Committee of Board of Directors and the stockholders, respectively, approved the Agilent Technologies, Inc. 2009 Stock Plan (the "2009 Stock Plan") to replace the Company's 1999 Stock Plan and 1999 Stock Non-Employee Director Stock Plan and subsequently reserved 25 million shares of Company common stock that may be issued under the 2009 Plan, plus any shares forfeited or cancelled under the 1999 Stock Plan. The 2009 Stock Plan provides for the grant of awards in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), performance shares and performance units with performance-based conditions on vesting or exercisability, and cash awards. The 2009 Plan has a term of ten years. As of October 31, 2011, 20,699,753 shares were available for future awards under the 2009 Stock Plan.

Stock options granted under the 2009 Stock Plans may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code, or non-statutory. Options generally vest at a rate of 25 percent per year over a period of four years from the date of grant and generally have a maximum contractual term of ten years. The exercise price for stock options is generally not less than 100 percent of the fair market value of our common stock on the date the stock award is granted.

Effective November 1, 2003, the Compensation Committee of the Board of Directors approved the LTPP, which is a performance stock award program administered under the 1999 and 2009 Stock Plans, for the company's executive officers and other key employees. Participants in this program are entitled to receive unrestricted shares of the company's stock after the end of a three-year period, if specified performance targets are met. LTPP awards are generally designed to meet the criteria of a performance award with the performance metrics and peer group comparison set at the beginning of the performance period. Based on the performance metrics the final award may vary from zero to 200 percent of the target award. The maximum contractual term for awards under the LTPP program is three years. We consider the dilutive impact of this program in our diluted net income (loss) per share calculation only to the extent that the performance conditions are met.

In March 2007, we began to issue restricted stock units under our share-based plans. The estimated fair value of the restricted stock unit awards granted under the Stock Plans is determined based on the market price of Agilent's common stock on the date of grant. Restricted stock units generally vest, with some exceptions, at a rate of 25 percent per year over a period of four years from the date of grant.

Impact of Share-based Compensation Awards

We have recognized compensation expense based on the estimated grant date fair value method under the revised authoritative guidance. For all share-based awards we have recognized compensation expense using a straight-line amortization method. As the guidance requires that share-based compensation expense be based on awards that are ultimately expected to vest, estimated share-based compensation has been reduced for estimated forfeitures.

The impact on our results for share-based compensation was as follows:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Cost of products and services	$16	$14	$14
Research and development	10	10	11
Selling, general and administrative	47	42	46
Total share-based compensation expense	$73	$66	$71

At October 31, 2011 there was no share-based compensation capitalized within inventory. Income tax benefit recognized in 2011, 2010 and 2009 in the statement of operations for share-based compensation was not material. The weighted average grant date fair value of options, granted in 2011, 2010 and 2009 was $12.48, $9.81 and $5.77 per share, respectively.

Included in the 2010 and 2009 expense is incremental expense for the acceleration of share-based compensation related to the announced workforce reduction plan was $2 million and $5 million respectively. In 2011 the expense for the acceleration of share-based compensation related to the announced workforce reduction plan was immaterial. Upon termination of the employees impacted by workforce reduction, the non-vested Agilent awards held by these employees immediately vest. Employees have a period of up to three months in which to exercise the Agilent options before such options are cancelled. In addition, in 2010, we reversed approximately $3 million of expense for the cancellation of non-vested awards related to the separation of a senior executive.

Valuation Assumptions

For all periods presented, the fair value of share based awards for employee stock option awards was estimated using the Black-Scholes option pricing model. For all periods presented, shares granted under the LTPP were valued using a Monte Carlo simulation. The estimated fair value of restricted stock unit awards was determined based on the market price of Agilent's common stock on the date of grant. The ESPP allows eligible employees to purchase shares of our common stock at 85 percent of the purchase price and uses the purchase date to establish the fair market value.

The following assumptions were used to estimate the fair value of employee stock options and LTPP grants.

	Years Ended October 31,
	2011	2010	2009
Stock Option Plans:
Weighted average risk-free interest rate	1.49%	2.19%	2.31%
Dividend yield	—%	—%	—%
Weighted average volatility	35%	37%	32%
Expected life	5.80 yrs	4.40 yrs	4.40 yrs
LTPP:
Volatility of Agilent shares	40%	39%	33%
Volatility of selected peer-company shares	20%-76%	20%-80%	17%-62%
Price-wise correlation with selected peers	55%	53%	35%

Both the Black-Scholes and Monte Carlo simulation fair value models require the use of highly subjective and complex assumptions, including the option's expected life and the price volatility of the underlying stock. For all the years presented, the expected stock price volatility assumption was determined using the historical volatility of Agilent's stock options over the most recent historical period equivalent to the expected life.

In 2009 and 2010 the expected life of our employee stock options was 4.4 years. In the first quarter of 2011, we revised our estimate of the expected life of our employee stock options from 4.4 to 5.8 years. For the grants awarded under the 2009 stock plan after November 1, 2010, we increased the period available to retirement eligible employees to exercise their options from three years at retirement date to the full contractual term of ten years. In developing our estimated life of our employee stock options of 5.8 years, we considered the historical option exercise behavior of our executive employees who were granted the majority of the options in the annual grants made during the three months ended January 31, 2011, which we believe is representative of future behavior.

Share-based Payment Award Activity

Employee Stock Options

The following table summarizes employee stock option award activity made to our employees and directors for 2011:

	Options Outstanding	Weighted Average Exercise Price
	(in thousands)
Outstanding at October 31, 2010	22,644	$28
Granted	1,342	$35
Exercised	(9,738)	$27
Cancelled/Forfeited/Expired	(1,177)	$42
Outstanding at October 31, 2011	13,071	$28

Forfeited and expired options from total cancellations in 2011 were as follows:

	Options Cancelled	Weighted Average Exercise Price
	(in thousands)
Forfeited	12	$29
Expired	1,165	$43
Total Options Cancelled at October 31, 2011	1,177	$42

The options outstanding and exercisable for equity share-based payment awards at October 31, 2011 were as follows:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value
	(in thousands)	(in years)		(in thousands)	(in thousands)	(in years)		(in thousands)
$0 - 25	4,353	3.4	$19	$79,658	3,563	2.6	$19	$64,884
$25.01 - 30	1,606	7.2	$29	13,603	456	5.1	$29	4,125
$30.01 - 40	7,112	4.8	$33	32,243	5,551	3.8	$33	28,637
$40.01 & over	—	—	$—	—	—	—	$—	—
	13,071	4.7	$28	$125,504	9,570	3.4	$27	$97,646

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value, based on the company's closing stock price of $37.07 at October 31, 2011, which would have been received by award holders had all award holders exercised their awards that were in-the-money as of that date. The total number of in-the-money awards exercisable at October 31, 2011 was approximately 9 million.

The following table summarizes the aggregate intrinsic value of options exercised and the fair value of options granted in 2011, 2010 and 2009:

	Aggregate Intrinsic Value	Weighted Average Exercise Price	Value Using Black-Scholes Model
	(in thousands)
Options exercised in fiscal 2009	$7,836	$20
Black-Scholes value of options granted during fiscal 2009			$6
Options exercised in fiscal 2010	$72,325	$25
Black-Scholes value of options granted during fiscal 2010			$10
Options exercised in fiscal 2011	$164,738	$27
Black-Scholes value of options granted during fiscal 2011			$12

As of October 31, 2011, the unrecognized share-based compensation costs for outstanding stock option awards, net of expected forfeitures, was approximately $12 million which is expected to be amortized over a weighted average period of 2.4 years. The amount of cash received from the exercise of share-based awards granted was $304 million in 2011, $299 million in 2010 and $71 million in 2009. See Note 5, "Provision for Income Taxes" for the tax impact on share-based award exercises.

Non-vested Awards

The following table summarizes non-vested award activity in 2011 primarily for our LTPP and restricted stock unit awards:

	Shares	Weighted Average Grant Price
	(in thousands)
Non-vested at October 31, 2010	3,284	$29
Granted	1,594	$37
Vested	(1,322)	$33
Forfeited	(78)	$33
FY2008 LTPP Incremental Issuance	126	$35
Non-vested at October 31, 2011	3,604	$31

As of October 31, 2011, the unrecognized share-based compensation costs for non-vested restricted stock awards, net of expected forfeitures, was approximately $50 million which is expected to be amortized over a weighted average period of 2.5 years. The total fair value of restricted stock awards vested was $43 million for 2011, $35 million for 2010 and $25 million for 2009.

PROVISION FOR INCOME TAXES	12 Months Ended
Oct. 31, 2011
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES
PROVISION FOR INCOME TAXES

The domestic and foreign components of income (loss) before taxes are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. operations	$88	$163	$(226)
Non-U.S. operations	944	529	233
Total income before taxes	$1,032	$692	$7

The provision for income taxes is comprised of:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. federal taxes:
Current	$(1)	$(40)	$(20)
Deferred	—	37	26
Non-U.S. taxes:
Current	(6)	145	20
Deferred	28	(141)	6
State taxes, net of federal benefit:
Current	(11)	12	10
Deferred	10	(5)	(4)
Total provision	$20	$8	$38

The income tax provision does not reflect potential future tax savings resulting from excess deductions associated with our various share-based award plans.

The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2011		2010
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	(in millions)
Inventory	$30	$—	$36	$—
Intangibles	—	82	—	132
Property, plant and equipment	—	32	4	16
Warranty reserves	16	—	14	1
Retiree medical benefits	14	—	43	2
Pension benefits	110	—	199	49
Employee benefits, other than retirement	84	—	96	—
Net operating loss, capital loss, and credit carryforwards	272	—	393	—
Unrealized gains/losses on investments	47	—	47	—
Unremitted earnings of foreign subsidiaries	—	—	—	88
Share-based compensation	48	—	51	—
Deferred revenue	18	—	93	2
Other	56	36	52	3
Subtotal	695	150	1,028	293
Tax valuation allowance	(369)	—	(527)	—
Total deferred tax assets or deferred tax liabilities	$326	$150	$501	$293

The breakdown between current and long-term deferred tax assets and deferred tax liabilities was as follows for the years 2011 and 2010:

	Years Ended October 31,
	2011	2010
	(in millions)
Current deferred tax assets (included within other current assets)	$54	$99
Long-term deferred tax assets (included within other assets)	168	190
Current deferred tax liabilities (included within other accrued liabilities)	(4)	(10)
Long-term deferred tax liabilities (included within other long-term liabilities)	(42)	(71)
Total	$176	$208

During 2003, we established valuation allowances for the deferred tax assets of the U.S. and certain entities in foreign jurisdictions. The valuation allowances require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis. During 2011, 2010 and 2009, we continued to maintain a valuation allowance for U.S. federal and state deferred tax assets until sufficient positive evidence exists to support reversal. We currently have a valuation allowance of $369 million of which $308 million relates to U.S. jurisdictions. The reduction to the valuation allowance in 2011 is primarily due to the reduction in the deferred taxes relating to pension and post retirement medical benefits and the utilization of tax credits associated with the repatriation of foreign earnings. Due to improvements in the U.S. operating results over the past three years, management believes a reasonable possibility exists that, within the next year, sufficient positive evidence may become available to reach a conclusion that the U.S. valuation allowance will no longer be needed. In 2010, after consideration of all the available positive and negative evidence, we concluded that it is more likely than not that all of the U.K. deferred tax assets will be realized and reversed the entire U.K. valuation allowance. We intend to maintain a valuation allowance in these jurisdictions until sufficient positive evidence exists to support its reversal.

At October 31, 2011, we had federal net operating loss carryforwards of approximately $24 million and tax credit carryforwards of approximately $121 million. The federal net operating losses expire in years beginning 2021 through 2026, and the federal tax credits begin to expire in 2018, if not utilized. At October 31, 2011, we had state net operating loss carryforwards of approximately $219 million which expire in years beginning 2014 through 2031, if not utilized. In addition, we had state tax credit carryforwards of $6 million that do not expire. All of the federal and some of the state net operating loss carryforwards are subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. These annual loss limitations may result in the expiration or reduced utilization of the net operating losses. At October 31, 2011, we also had foreign net operating loss carryforwards of approximately $517 million. Of this foreign loss, $271 million will expire in years beginning 2012 through 2021, if not utilized. The remaining $246 million has an indefinite life. Some of the foreign losses are subject to annual loss limitation rules.

The authoritative guidance prohibits recognition of a deferred tax asset for excess tax benefits related to stock and stock option plans that have not yet been realized through reduction in income taxes payable. Such unrecognized deferred tax benefits totaled $194 million as of October 31, 2011 and will be accounted for as a credit to shareholders' equity, if and when realized through a reduction in income taxes payable.

The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Profit before tax times statutory rate	$361	$242	$2
State income taxes, net of federal benefit	(1)	4	6
Non-U.S. income taxed at different rates	(153)	(98)	47
Change in unrecognized non-U.S. tax benefits	(97)	32	(71)
Research credits	(5)	(1)	(7)
Hewlett Packard tax sharing agreement adjustment	(3)	(17)	—
Nondeductible goodwill	—	—	2
Nondeductible employee stock purchase plan expense	1	1	2
Other, net	1	7	11
Valuation allowances	(84)	(162)	46
Provision for income taxes	$20	$8	$38
Effective tax rate	2%	1%	543%

Agilent enjoys tax holidays in several different jurisdictions, most significantly in Singapore, and Malaysia. The tax holidays provide lower rates of taxation on certain classes of income and require various thresholds of investments and employment or specific types of income in those jurisdictions. The tax holidays are due for renewal between 2015 and 2023. As a result of the incentives, the impact of the tax holidays decreased income taxes by $127 million, $62 million and $14 million in 2011, 2010 and 2009, respectively. The benefit of the tax holidays on net income (loss) per share (diluted) was approximately $0.36, $0.18 and $0.04 in 2011, 2010 and 2009, respectively.

For 2011, the effective tax rate was 2 percent. The 2 percent effective tax rate reflects tax on earnings in jurisdictions that have low effective tax rates and includes a $97 million net tax benefit primarily associated with a refund in Canada and the recognition of previously unrecognized tax benefits and the reversal of the related interest accruals due to the reassessment of certain uncertain tax positions. The income tax provision also includes a $26 million out of period adjustment to reduce the carrying value of certain U.K. deferred tax assets for which the majority was recorded in the quarter ended April 30, 2011. The overstatement of these deferred tax assets resulted in an overstatement of the U.K. valuation allowance release in the fourth quarter of 2010. For the full year, this out of period adjustment was substantially offset by other out of period adjustments. The net impact of all out of period adjustments on the effective tax rate was immaterial. Without considering interest and penalties, the effective rate reflects taxes in all jurisdictions except the U.S. and certain foreign jurisdictions in which income tax expense or benefit continues to be offset by adjustments to valuation allowances. We intend to maintain valuation allowances in these jurisdictions until sufficient positive evidence exists to support its reversal.

For 2010, the effective tax rate was 1 percent. The 1 percent effective tax rate includes a $101 million beneficial release of the U.K. valuation allowance, a $32 million current year increase in prior year tax reserves, and tax on earnings in jurisdictions that have low effective tax rates. Also included is a $17 million tax benefit related to a $54 million non-taxable settlement payment received in connection with a tax sharing agreement between Agilent and Hewlett Packard Company. Without considering interest and penalties, the effective rate reflects taxes in all jurisdictions except the U.S. and certain foreign jurisdictions in which income tax expense or benefit continues to be offset by adjustments to valuation allowances. We intend to maintain a valuation allowance in these jurisdictions until sufficient positive evidence exists to support its reversal.

For 2009, the effective tax rate was 543 percent. The 543 percent effective tax rate reflects that our structure has a fixed component that results in unusual tax results on reduced levels of profitability. The tax rate also includes tax on earnings in jurisdictions that have low effective tax rates. In addition, net tax benefits totaling $71 million relating primarily to the lapses of statutes of limitations and tax settlements in foreign jurisdictions are incorporated in the rate. Without considering interest and penalties, the rate reflects taxes in all jurisdictions except the U.S. and foreign jurisdictions where we have recorded valuation allowances.

Agilent records U.S. income taxes on the undistributed earnings of foreign subsidiaries unless the subsidiaries' earnings are considered indefinitely reinvested outside the U.S. As of October 31, 2011, the cumulative amount of undistributed earnings considered indefinitely reinvested is $4,213 million. Because of the availability of U.S. foreign tax credits, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

We are subject to ongoing tax examinations of our tax returns by the Internal Revenue Service and other tax authorities in various jurisdictions. In accordance with the guidance on the accounting for uncertainty in income taxes, we regularly assess the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of our provision for income taxes. These assessments can require considerable estimates and judgments. If our estimate of income tax liabilities proves to be less than the ultimate assessment, then a further charge to expense would be required. If events occur and the payment of these amounts ultimately proves to be unnecessary, the reversal of the liabilities would result in tax benefits being recognized in the period when we determine the liabilities are no longer necessary.

We include interest and penalties related to unrecognized tax benefits within the provision for income taxes on the consolidated statements of operations. As of October 31, 2011, we accrued and reported $38 million of interest and penalties relating to unrecognized tax benefits. We recognized $13.6 million of tax benefits in 2011. As of October 31, 2010, we accrued and reported $53.8 million of interest and penalties relating to unrecognized tax benefits of which $5.4 million was recognized in 2010.

A 2011 and 2010 rollforward of our uncertain tax benefits including all federal, state and foreign tax jurisdictions is as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$656	$930
Additions for acquisitions	—	15
Additions for tax positions related to the current year	41	46
Additions for tax positions from prior years	18	75
Reductions for tax positions from prior years	(170)	(284)
Settlements with taxing authorities	(67)	(119)
Statute of limitations expirations	(9)	(7)
Balance, end of year	$469	$656

In the U.S., tax years remain open back to the year 2006 for federal income tax purposes. Tax years remain open back to the year 2000 for significant states. In other major jurisdictions where we conduct business, the tax years generally remain open back to the year 2003. With these jurisdictions and the U.S., it is possible that there could be significant changes to our unrecognized tax benefits in the next twelve months due to either the expiration of a statute of limitation or a tax audit settlement. Because of the uncertainty as to the timing of a potential settlement or the completion of tax audits, an estimate cannot be made of the range of tax increases or decreases that could occur in the next twelve months.

On August 31, 2010 we reached an agreement with the Internal Revenue Service ("IRS") for tax years 2000 through 2002. The adjustments were offset by applying available net operating losses and had no material impact on our statement of operations. In December 2010, we reached an agreement with the IRS for tax years 2003-2005. In addition, Agilent and the IRS reached an agreement on transfer pricing issues covering years 2003-2007. Tax adjustments resulting from these agreements will be offset with net operating losses and tax credit carryforwards. Agilent's U.S. federal income tax returns for 2006 through 2007 are currently under audit by the IRS. Primarily as a result of these agreements with the IRS and agreements with other tax jurisdictions, unrecognized tax benefits were reduced from $656 million at October 31, 2010 to $469 million at October 31, 2011.

NET INCOME (LOSS) PER SHARE	12 Months Ended
Oct. 31, 2011
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted net income (loss) per share computations for the periods presented below. As a result of the company's net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding.

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Numerator:
Net income (loss)	$1,012	$684	$(31)
Denominators:
Basic weighted average shares	347	347	346
Potentially dilutive common stock equivalents — stock options and other employee stock plans	8	6	—
Diluted weighted average shares	355	353	346

The dilutive effect of share-based awards is reflected in diluted net income (loss) per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and non-vested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's common stock can result in a greater dilutive effect from potentially dilutive awards. The total number of share-based awards issued in 2011, 2010 and 2009 were 12 million, 13 million and 5 million, respectively.

The following table presents options to purchase shares of common stock, which were not included in the computation of diluted net income (loss) per share because they were anti-dilutive.

	Years Ended October 31,
	2011	2010	2009
Options to purchase shares of common stock (in millions)	1	11	29

SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Oct. 31, 2011
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL CASH FLOW INFORMATION
SUPPLEMENTAL CASH FLOW INFORMATION

Net cash paid for income taxes was $22 million in 2011, $48 million in 2010, and $113 million in 2009. Cash paid for interest was $95 million in 2011, $89 million in 2010 and $88 million in 2009.

INVENTORY	12 Months Ended
Oct. 31, 2011
Inventory, Net [Abstract]
INVENTORY
INVENTORY

	October 31,
	2011	2010
	(in millions)
Finished goods	$452	$338
Purchased parts and fabricated assemblies	446	378
Inventory	$898	$716

Inventory-related excess and obsolescence charges of $30 million, $30 million and $54 million were recorded in total cost of products in 2011, 2010 and 2009, respectively. We record excess and obsolete inventory charges for both inventory on our site as well as inventory at our contract manufacturers and suppliers where we have non-cancelable purchase commitments.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Oct. 31, 2011
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

	October 31,
	2011	2010
	(in millions)
Land	$138	$137
Buildings and leasehold improvements	1,271	1,268
Machinery and equipment	833	793
Software	370	377
Total property, plant and equipment	2,612	2,575
Accumulated depreciation and amortization	(1,606)	(1,595)
Property, plant and equipment, net	$1,006	$980

Asset impairments other than restructuring were $7 million in 2011 and 2010 and zero in 2009. Depreciation expenses were $142 million in 2011, $124 million in 2010 and $112 million in 2009.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

The goodwill balances at October 31, 2011, 2010 and 2009 and the movements in 2011and 2010 for each of our reportable segments are shown in the table below:

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total
	(in millions)
Goodwill as of October 31, 2009	$107	$151	$16	$381	$655
Foreign currency translation impact	4	17	1	23	45
Divestitures	(1)	(24)	—	(13)	(38)
Goodwill arising from acquisitions	160	603	24	7	794
Goodwill as of October 31, 2010	$270	$747	$41	$398	$1,456
Foreign currency translation impact and other adjustments	3	7	—	37	47
Goodwill arising from acquisitions	46	11	7	—	64
Goodwill as of October 31, 2011	$319	$765	$48	$435	$1,567

Subsequent to October 31, 2011, we formed a fourth segment, diagnostics and genomics, from a portion of our pre-existing life sciences segment.  As a result, Agilent has four segments, life sciences, chemical analysis, diagnostics and genomics and electronic measurement, which are the same as our reporting units.  In fiscal year 2011, we assessed goodwill impairment for our previous three reporting units; life sciences, chemical analysis, and electronic measurement.  In connection with our reporting unit change subsequent to October 31, 2011, we have re-assigned a portion of goodwill from our life sciences segment to our diagnostics and genomics segment and no goodwill impairment was recorded.

The component parts of other intangible assets at October 31, 2011 and 2010 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Book Value
	(in millions)
As of October 31, 2010:
Purchased technology	$466	$176	$290
Backlog	12	12	—
Trademark/Tradename	39	13	26
Customer relationships	236	77	159
Total amortizable intangible assets	$753	$278	$475
In-Process R&D	19	—	19
Total	$772	$278	$494
As of October 31, 2011:
Purchased technology	$510	$246	$264
Backlog	12	12	—
Trademark/Tradename	40	20	20
Customer relationships	249	114	135
Total amortizable intangible assets	$811	$392	$419
In-Process R&D	10	—	10
Total	$821	$392	$429

In 2011, we recorded additions to goodwill of $64 million relating to the purchase of three businesses. We also recorded a $27 million addition to goodwill during the year in the electronic measurement segment relating to deferred taxes from a prior acquisition. In 2011, we recorded additions to other intangibles of $42 million related to the purchase of three businesses. We also recorded $7 million of foreign exchange translation impact to other intangibles for the year. In 2011, in-process research and development decreased $9 million from the prior year as amounts for completed projects were reclassified to purchased technology and we began amortization.

In 2010, we recorded $794 million of goodwill primarily relating to the Varian acquisition. The Varian acquisition is fully discussed in Note 3, "Acquisition of Varian". Goodwill was reduced by $38 million due to divestitures of the network systems business and Hycor during 2010. We recorded $422 million of additions to other intangible assets and recorded $13 million of impairment charges to other intangible assets and reduced other intangible assets by $13 million primarily related to divestiture of the Hycor business.

Amortization of intangible assets was $111 million in 2011, $76 million in 2010, and $45 million in 2009. In addition, we recorded $3 million of impairments of other intangibles related to an exited business during 2011. Future amortization expense related to existing purchased intangible assets is estimated to be $95 million in 2012, $78 million for 2013, $68 million for 2014, $58 million for 2015, $51 million for 2016, and $79 million thereafter.

INVESTMENTS	12 Months Ended
Oct. 31, 2011
Schedule of Investments [Abstract]
INVESTMENTS
INVESTMENTS

Equity Investments

The following table summarizes the company's equity investments as of October 31, 2011 and 2010 (net book value):

	October 31,
	2011	2010
	(in millions)
Long-Term
Cost method investments	$65	$80
Trading securities	49	52
Available-for-sale investments	3	10
Total	$117	$142

Cost method investments consist of non-marketable equity securities and two special funds and are accounted for at historical cost. Trading securities are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings. Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, included in stockholders' equity.

Investments in available-for-sale securities at estimated fair value were as follows as of October 31, 2011 and October 31, 2010:

	October 31, 2011				October 31, 2010
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Equity securities	1	2	—	3	4	6	—	10
	$1	$2	$—	$3	$4	$6	$—	$10

All of our investments, excluding trading securities, are subject to periodic impairment review. The impairment analysis requires significant judgment to identify events or circumstances that would likely have significant adverse effect on the future value of the investment. We consider various factors in determining whether an impairment is other-than-temporary, including the severity and duration of the impairment, forecasted recovery, the financial condition and near-term prospects of the investee, and our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Amounts included in other income (expense), net for realized gains and losses on the sale of available-for-sale securities and other than temporary impairments were as follows:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Available-for-sale investments — realized gain	$6	$2	$1
Other than temporary impairment on investments	$—	$—	$(9)

Net unrealized gains and losses on our trading securities portfolio were $1 million of unrealized gains in 2011, $6 million of unrealized gains in 2010 and $6 million of unrealized losses in 2009.

Realized gains from the sale of cost method securities were zero for 2011 and 2010 and $1 million realized gain for 2009.

Investments in Leases

In February 2001, we sold a parcel of surplus land in San Jose, California for $287 million in cash. In August 2001, we acquired a long-term leasehold interest in several municipal properties in southern California. In 2002, we received $237 million in non-refundable prepaid rent related to the leasehold interests described above. At October 31, 2011 the investment in direct-financing leases was $279 million lease rent receivable, unamortized initial direct costs of $4 million less $202 million of unearned income. At October 31, 2010 the investment in the direct-financing leases was $279 million, unamortized initial direct costs of $4 million and unearned income of $205 million. For the year ended October 31, 2011 and 2010 there were no impairments to our investment in direct-financing leases. Future minimum lease payments are to be received in more than five years from October 31, 2011.

FAIR VALUE MEASUREMENTS	12 Months Ended
Oct. 31, 2011
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

The authoritative guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, we consider the principal or most advantageous market and assumptions that market participants would use when pricing the asset or liability.

Fair Value Hierarchy

The guidance establishes a fair value hierarchy that prioritizes the use of inputs used in valuation techniques into three levels. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. There are three levels of inputs that may be used to measure fair value:

Level 1 — applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 — applies to assets or liabilities for which there are inputs other than quoted prices included within level 1 that are observable, either directly or indirectly, for the asset or liability such as: quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in less active markets; or other inputs that can be derived principally from, or corroborated by, observable market data.

Level 3 — applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

Financial assets and liabilities measured at fair value on a recurring basis as of October 31, 2011 were as follows:

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Assets:
Short-term
Cash equivalents (money market funds)	$1,972	$1,972	$—	$—
Derivative instruments (foreign exchange and interest rate swap contracts)	37	—	37	—
Long-term
Trading securities	49	49	—	—
Available-for-sale investments	3	3	—	—
Total assets measured at fair value	$2,061	$2,024	$37	$—
Liabilities:
Short-term
Derivative instruments (foreign exchange contracts)	$11	$—	$11	$—
Long-term
Deferred compensation liability	46	—	46	—
Total liabilities measured at fair value	$57	$—	$57	$—

Our money market funds, trading securities investments, and available-for-sale investments are generally valued using quoted market prices and therefore are classified within level 1 of the fair value hierarchy. Our derivative financial instruments are classified within level 2, as there is not an active market for each hedge contract, but the inputs used to calculate the value of the instruments are tied to active markets. Our deferred compensation liability is classified as level 2 because although the values are not directly based on quoted market prices, the inputs used in the calculations are observable.

Trading securities and deferred compensation liability are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in net income. Investments designated as available-for-sale and certain derivative instruments are reported at fair value, with unrealized gains and losses, net of tax, included in stockholders' equity. Realized gains and losses from the sale of these instruments are recorded in net income.

For assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	2011	2010
	(in millions)
Balance, beginning of period	$—	$6
Realized losses related to amortization of premium	—	(1)
Unrealized gains included in accumulated other comprehensive income	—	—
Realized losses related to investment impairments	—	—
Sales	—	(3)
Transfers into level 3	—	—
Transfers out of level 3	—	(2)
Balance, end of period	$—	$—
Total losses included in net income attributable to change in unrealized losses relating to assets still held at the reporting date, reported in interest and other income, net	$—	$—

Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

Long-Lived Assets

For assets measured at fair value on a non-recurring basis, the following table summarizes the impairments included in net income for the years ended October 31, 2011 and 2010:

	Years Ended October 31,
	2011	2010
	(in millions)
Long-lived assets held and used	$7	$12
Long-lived assets held for sale	$1	$14

Long-lived assets held and used with a carrying amount of $8 million were written down to their fair value of $1 million, resulting in an impairment charge of $7 million, which was included in net income for 2011. Long-lived assets held for sale with a carrying amount of $4 million were written down to their fair value of $3 million, resulting in an impairment charge of $1 million, which was included in net income for 2011.

Long-lived assets held and used with a carrying amount of $42 million were written down to their fair value of $30 million, resulting in an impairment charge of $12 million, which was included in net income for 2010. Long-lived assets held for sale with a carrying amount of $30 million were written down to their fair value of $16 million, resulting in an impairment charge of $14 million which was included in net income for 2010.

Fair values for the impaired long-lived assets were measured using level 2 inputs.

DERIVATIVES	12 Months Ended
Oct. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
DERIVATIVES

We are exposed to foreign currency exchange rate fluctuations and interest rate changes in the normal course of our business. As part of risk management strategy, we use derivative instruments, primarily forward contracts, purchased options, and interest rate swaps, to hedge economic and/or accounting exposures resulting from changes in foreign currency exchange rates and interest rates.

Fair Value Hedges

We are exposed to interest rate risk due to the mismatch between the interest expense we pay on our loans at fixed rates and the variable rates of interest we receive from cash, cash equivalents and other short-term investments. We have issued long-term debt in U.S. dollars at fixed interest rates based on the market conditions at the time of financing. We believe that the fair value of our fixed rate debt changes when the underlying market rates of interest change, and we may use interest rate swaps to modify such market risk. The interest rate swaps effectively change our fixed interest rate payments to U.S. dollar LIBOR-based variable interest expense to match the floating interest income from our cash, cash equivalents and other short term investments. By entering into these interest rate swaps we are also hedging the movements in the fair value of the fixed-rate debt on our balance sheet. However, not all of our fixed rate debt's fair value is hedged in this manner, and we may choose to terminate previously executed swaps. For derivative instruments that are designated and qualify as fair value hedges, we recognize the gain or loss on the derivative instrument, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk, in interest expense, in the consolidated statement of operations. These fair value hedges are 100 percent effective, and there is no impact on earnings due to hedge ineffectiveness. The fair value of the swaps is recorded on the consolidated balance sheet at each period end, with an offsetting entry in senior notes. As of October 31, 2011, there were 4 interest rate swap contracts designated as fair value hedges associated with our 2012 senior notes. The notional amount of these interest rate swap contracts, receive-fixed/pay-variable, was $250 million. On November 25, 2008, we terminated two interest rate swap contracts associated with our 2017 senior notes that represented the notional amount of $400 million. The asset value, including interest receivable, upon termination was approximately $43 million and the amount to be amortized at October 31, 2011 was $31 million. On June 6, 2011, we also terminated five interest rate swap contracts associated with our 2015 senior notes that represented the notional amount of $500 million. The asset value, including interest accrual, upon termination was approximately $31 million and the amount to be amortized at October 31, 2011 was $24 million. On August 9, 2011, we terminated five interest rate swap contracts related to our 2020 senior notes that represented the notional amount of $500 million. The asset value, including interest receivable, upon termination for these contracts was approximately $34 million and the amount to be amortized at October 31, 2011 was $32 million. The proceeds from all such terminated interest rate swaps are recorded as operating cash flows and the gain is being deferred and amortized over the remaining life of the respective senior notes.

Cash Flow Hedges

We enter into foreign exchange contracts to hedge our forecasted operational cash flow exposures resulting from changes in foreign currency exchange rates. These foreign exchange contracts, carried at fair value, have maturities between one and twelve months. These derivative instruments are designated and qualify as cash flow hedges under the criteria prescribed in the authoritative guidance. The changes in the value of the effective portion of the derivative instrument are recognized in accumulated other comprehensive income. Amounts associated with cash flow hedges are reclassified to cost of sales in the consolidated statement of operations when either the forecasted transaction occurs or it becomes probable that the forecasted transaction will not occur. Changes in the fair value of the ineffective portion of derivative instruments are recognized in cost of sales in the consolidated statement of operations in the current period.

Other Hedges

Additionally, we enter into foreign exchange contracts to hedge monetary assets and liabilities that are denominated in currencies other than the functional currency of our subsidiaries. These foreign exchange contracts are carried at fair value and do not qualify for hedge accounting treatment and are not designated as hedging instruments. Changes in value of the derivative are recognized in other income (expense) in the consolidated statement of operations, in the current period, along with the offsetting foreign currency gain or loss on the underlying assets or liabilities.

Our use of derivative instruments exposes us to credit risk to the extent that the counterparties may be unable to meet the terms of the agreement. We do, however, seek to mitigate such risks by limiting our counterparties to major financial institutions which are selected based on their credit ratings and other factors. We have established policies and procedures for mitigating credit risk that include establishing counterparty credit limits, monitoring credit exposures, and continually assessing the creditworthiness of counterparties.

All of our derivative agreements contain threshold limits to the net liability position with counterparties and are dependent on our corporate credit rating determined by the major credit rating agencies. If our corporate credit rating were to fall below investment grade, the counterparties to the derivative instruments may request collateralization on derivative instruments in net liability positions.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of October 31, 2011, was zero. The credit-risk-related contingent features underlying these agreements had not been triggered as of October 31, 2011.

There were 136 foreign exchange forward contracts and 7 foreign exchange option contracts open as of October 31, 2011 and designated as cash flow hedges. There were 207 foreign exchange forward contracts open as of October 31, 2011 not designated as hedging instruments. The aggregated U.S. Dollar notional amounts by currency and designation as of October 31, 2011 were as follows:

	Derivatives in Cash Flow Hedging Relationships		Derivatives Not Designated as Hedging Instruments
	Forward Contracts	Option Contracts	Forward Contracts
Currency	Buy/(Sell)	Buy/(Sell)	Buy/(Sell)
	(in millions)
Euro	$(33)	$—	$211
British Pound	(22)	—	117
Canadian Dollar	(41)	—	25
Australian Dollars	28	—	48
Malaysian Ringgit	118	—	33
Japanese Yen	(53)	(124)	56
Other	5	—	16
	$2	$(124)	$506

The gross fair values and balance sheet location of derivative instruments held in the consolidated balance sheet as of October 31, 2011 and October 31, 2010 were as follows:

Fair Values of Derivative Instruments
Asset Derivatives			Liability Derivatives
	Fair Value			Fair Value
Balance Sheet Location	October 31, 2011	October 31, 2010	Balance Sheet Location	October 31, 2011	October 31, 2010
(in millions)
Derivatives designated as hedging instruments:
Fair value hedges
Interest rate contracts
Other current assets	$3	$—	Other accrued liabilities	$—	$—
Other assets	$—	$61	Other long-term liabilities	$—	$—
Cash flow hedges
Foreign exchange contracts
Other current assets	$7	$13	Other accrued liabilities	$3	$15
	$10	$74		$3	$15
Derivatives not designated as hedging instruments:
Foreign exchange contracts
Other current assets	$27	$11	Other accrued liabilities	$8	$7
Total derivatives	$37	$85		$11	$22

The effect of derivative instruments for interest rate swap contracts and for foreign exchange contracts designated as hedging instruments and not designated as hedging instruments in our consolidated statement of operations were as follows:

	2011	2010	2009
	(in millions)
Derivatives designated as hedging instruments:
Fair Value Hedges
Gain on interest rate swap contracts, including interest accrual, recognized in interest expense	$27	$78	$35
Loss on hedged item, recognized in interest expense	$(3)	$(57)	$(33)
Cash Flow Hedges
Gain recognized in accumulated other comprehensive income	$—	$4	$1
Gain (loss) reclassified from accumulated other comprehensive income into cost of sales	$(5)	$7	$(23)
Derivatives not designated as hedging instruments:
Gain (loss) recognized in other income (expense), net	$13	$(14)	$82

The estimated net amount of existing loss at October 31, 2011 that is expected to be reclassified from other comprehensive income to the cost of sales within the next twelve months is $3 million.

RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES	12 Months Ended
Oct. 31, 2011
Restructuring and Related Activities [Abstract]
RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES
RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES

Our 2009 restructuring program, the ("FY 2009 Plan"), announced in the first half of 2009, was conceived in response to deteriorating economic conditions and was designed to deliver sufficient savings to enable our businesses to reach their profitability targets throughout the cycle. Workforce reduction payments, primarily severance, were largely complete in fiscal year 2010. Lease payments should primarily be complete by the end of fiscal 2014.

Special charges in 2009 related to inventory include estimated future payments that we are contractually obliged to make to our suppliers in connection with future inventory purchases and inventory on hand written down. In both cases, actions taken under our FY 2009 Plan, including exiting lines of business, have caused the value of this inventory to decrease below its cost.

A summary of total restructuring activity and other special charges is shown in the table below:

	Workforce Reduction	Consolidation of Excess Facilities	Impairment of Building and Purchased Intangible Assets	Special Charges related to Inventory	Total
	(in millions)
Balance as of October 31, 2008	$—	$10	$—	$—	$10
Income statement expense	202	18	27	20	267
Asset impairments/inventory charges	—	—	(27)	(9)	(36)
Cash payments	(153)	(9)	—	(10)	(172)
Balance as of October 31, 2009	$49	$19	$—	$1	$69
Income statement expense	39	19	6	—	64
Asset impairments/inventory charges	—	—	(6)	—	(6)
Cash payments	(80)	(12)	—	—	(92)
Balance as of October 31, 2010	$8	$26	$—	$1	$35
Income statement expense	1	1	—	—	2
Asset impairments/inventory charges	—	—	—	—	—
Cash payments	(9)	(12)	—	(1)	(22)
Balance as of October 31, 2011	$—	$15	$—	$—	$15

The restructuring and other special accruals for all plans, which totaled $15 million at October 31, 2011, are recorded in other accrued liabilities and other long-term liabilities on the consolidated balance sheet. These balances reflect estimated future cash outlays.

A summary of the charges in the consolidated statement of operations resulting from all restructuring plans is shown below:

	Years Ended
	October 31,
	2011	2010	2009
	(in millions)
Cost of products and services	$—	$8	$77
Research and development	—	3	35
Selling, general and administrative	2	53	155
Total restructuring, asset impairments and other special charges	$2	$64	$267

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS	12 Months Ended
Oct. 31, 2011
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS
RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS

General.    Substantially all of our employees are covered under various defined benefit and/or defined contribution retirement plans. Additionally, we sponsor post-retirement health care benefits for our eligible U.S. employees.

Agilent provides U.S. employees, who meet eligibility criteria under the Agilent Technologies, Inc. Retirement Plan ("RP"), defined benefits which are based on an employee's base or target pay during the years of employment and on length of service. For eligible service through October 31, 1993, the benefit payable under the Agilent Retirement Plan is reduced by any amounts due to the eligible employee under our defined contribution Deferred Profit-Sharing Plan ("DPSP"), which was closed to new participants as of November 1993.

In addition, in the U.S., Agilent maintains the Supplemental Benefits Retirement Plan ("SBRP"), a supplemental unfunded non-qualified defined benefit plan to provide benefits that would be provided under the RP but for limitations imposed by the Internal Revenue Code. The RP and the SBRP comprise the "U.S. Plans".

As of October 31, 2011 and 2010, the fair value of plan assets of the DPSP for U.S. Agilent Employees was $515 million and $516 million, respectively. Note that the projected benefit obligation for the DPSP equals the fair value of plan assets.

Eligible employees outside the U.S. generally receive retirement benefits under various retirement plans based upon factors such as years of service and/or employee compensation levels. Eligibility is generally determined in accordance with local statutory requirements.

401(k) defined contribution plan.    Eligible U.S. employees may participate in the Agilent Technologies, Inc. 401(k) Plan (the "401(k) Plan"). Enrollment in the 401(k) Plan is automatic for employees who meet eligibility requirements unless they decline participation. Under the 401(k) Plan, we provide matching contributions to employees up to a maximum of 4 percent of an employee's annual eligible compensation. The maximum contribution to the 401(k) Plan is 50 percent of an employee's annual eligible compensation, subject to regulatory limitations. The 401(k) Plan employer expense included in income from operations was $24 million in 2011, $21 million in 2010 and $23 million in 2009.

Post-retirement medical benefit plans.    In addition to receiving retirement benefits, U.S. employees who meet eligibility requirements as of their termination date may participate in the Agilent Technologies, Inc. Health Plan for Retirees. Eligible retirees who were less than age 50 as of January 1, 2005 and who retire after age 55 with 15 or more years of service are eligible for a fixed amount which can be utilized to pay for either Agilent sponsored plans and/or individual medicare plans. Eligible retirees who were at least age 50 as of January 1, 2005 and who retire after age 55 with 15 or more years of service currently choose from managed-care, indemnity options or individual medicare plans, with the company subsidization level or stipend dependent on a number of factors including eligibility and length of service. See Plan Amendments below for changes to these benefits.

Plan Amendments.    On July 14, 2009 the Compensation Committee of the Board of Directors approved design changes to Agilent's U.S. RP. Effective October 31, 2009, benefits under the previous U.S. RP. formula were frozen and all future benefit accruals for existing employees and new hires are calculated using the new formula. The new formula allocates a percentage of each month's eligible earnings to be payable as a lump sum at age 65 whereas the previous formula defined a monthly annuity payable at age 65. Due to these plan amendments, we recorded gains of $117 million and $15 million in accumulated other comprehensive loss in 2009 for the U.S. Plans and U.S. Post-Retirement Benefit Plans, respectively.

On April 1, 2011, changes to the Agilent Technologies, Inc. Health Plan for Retirees were approved. Effective January 1, 2012, employees who were at least age 50 as of January 1, 2005 and who retire after age 55 with 15 or more years of service are eligible for fixed dollar subsidies and stipends. Grandfathered retirees receive a fixed monthly subsidy toward pre-65 premium costs (subsidy capped at 2011 levels) and a fixed monthly stipend post-65. The subsidy amounts will not increase. In connection with these changes, we reduced our Accumulated Prospective Benefit Obligation by $194 million with the offset going to accumulated other comprehensive income.

Components of net periodic cost.    The company uses alternate methods of amortization as allowed by the authoritative guidance which amortizes the actuarial gains and losses on a consistent basis for the years presented. For U.S. Plans, gains and losses are amortized over the average future working lifetime. For most Non-U.S. Plans and U.S. Post-Retirement Benefit Plans, gains and losses are amortized using a separate layer for each year's gains and losses. For the years ended October 31, 2011, 2010 and 2009, components of net periodic benefit cost and other amounts recognized in other comprehensive income were comprised of:

	Pensions						U.S. Post-Retirement Benefit Plans
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(in millions)
Net periodic benefit cost (benefit)
Service cost — benefits earned during the period	$42	$41	$33	$32	$30	$34	$3	$3	$3
Interest cost on benefit obligation	28	27	43	72	72	73	21	26	29
Expected return on plan assets	(44)	(41)	(38)	(94)	(87)	(86)	(21)	(20)	(20)
Amortization of net actuarial loss	4	7	3	40	35	41	14	16	8
Amortization of prior service benefit	(12)	(12)	(3)	(1)	(1)	(2)	(26)	(14)	(15)
Net periodic benefit cost (benefit)	18	22	38	49	49	60	(9)	11	5
Curtailments and settlements	(1)	—	—	—	—	(3)	—	—	(13)
Total periodic benefit cost (benefit)	$17	$22	$38	$49	$49	$57	$(9)	$11	$(8)
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Net actuarial (gain) loss	$31	$(25)	$47	$40	$42	$171	$12	$(10)	$125
Amortization of net actuarial loss	(4)	(7)	(3)	(40)	(35)	(41)	(14)	(16)	(8)
Prior service cost (benefit)	—	—	(114)	6	—	—	(194)	—	—
Amortization of prior service benefit	12	12	3	1	1	2	26	14	15
Foreign currency	—	—	—	11	11	17	—	—	—
Total recognized in other comprehensive (income) loss	$39	$(20)	$(67)	$18	$19	$149	$(170)	$(12)	$132
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	$56	$2	$(29)	$67	$68	$206	$(179)	$(1)	$124

In 2009, as a result of reductions in workforce, we recorded a $3 million curtailment gain and a $13 million curtailment gain in the income statement for the Non-U.S. Plans and U.S. Post-Retirement Benefit Plans, respectively.

In 2010, due to reductions in workforce which impacted two non-U.S. plans, we recorded curtailment losses as required by authoritative guidance with no impact to the income statement.

In 2011, due to payments exceeding the sum of service cost plus interest cost in the U.S. Supplemental Benefits Retirement Plan, we recorded a $1 million settlement gain in the income statement as required by authoritative guidance.

Funded status.    As of October 31, 2011 and 2010, the funded status of the defined benefit and post-retirement benefit plans was:

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Change in fair value of plan assets:
Fair value — beginning of year	$538	$482	$1,598	$1,475	$263	$251
Actual return on plan assets	37	68	35	115	18	35
Employer contributions	30	30	59	47	—	1
Participants' contributions	—	—	7	2	—	—
Benefits paid	(27)	(42)	(46)	(57)	(23)	(24)
Currency impact	—	—	31	16	—	—
Fair value — end of year	$578	$538	$1,684	$1,598	$258	$263
Change in benefit obligation:
Benefit obligation — beginning of year	$575	$548	$1,742	$1,610	$502	$490
Service cost	42	41	32	30	3	4
Interest cost	28	27	72	72	21	26
Participants' contributions	—	—	7	2	—	—
Plan amendment	—	—	6	—	(194)	—
Actuarial (gain) loss	21	3	(20)	79	8	4
Benefits paid	(29)	(44)	(46)	(57)	(21)	(22)
Curtailments	—	—	—	(9)	—	—
Currency impact	—	—	37	15	—	—
Benefit obligation — end of year	$637	$575	$1,830	$1,742	$319	$502
Overfunded (underfunded) status of PBO	$(59)	$(37)	$(146)	$(144)	$(61)	$(239)
Amounts recognized in the consolidated balance sheet consist of:
Other assets	$—	$—	$18	$12	$—	$—
Employee compensation and benefits	(2)	(2)	—	—	—	—
Retirement and post-retirement benefits	(57)	(35)	(164)	(156)	(61)	(239)
Net asset (liability)	$(59)	$(37)	$(146)	$(144)	$(61)	$(239)
Amounts Recognized in Accumulated Other Comprehensive Income (loss):
Actuarial (gains) losses	$66	$39	$524	$513	$188	$191
Prior service costs (benefits)	(91)	(103)	(9)	(16)	(253)	(86)
Total	$(25)	$(64)	$515	$497	$(65)	$105

The amounts in accumulated other comprehensive income expected to be recognized as components of net expense during 2012 are as follows:

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post-Retirement Benefit Plans
	(in millions)
Amortization of net prior service cost (benefit)	$(12)	$(1)	$(35)
Amortization of actuarial net loss (gain)	$7	$43	$16

Investment policies and strategies as of October 31, 2011, 2010 and 2009.    In the U.S., our Agilent Retirement Plan and post-retirement benefit target asset allocations are approximately 80 percent to equities and approximately 20 percent to fixed income investments. Our DPSP target asset allocation is approximately 60 percent to equities and approximately 40 percent to fixed income investments. Approximately, 5 percent of our U.S. equity portfolio consists of limited partnerships. The general investment objective for all our plan assets is to obtain the optimum rate of investment return on the total investment portfolio consistent with the assumption of a reasonable level of risk. The safety and protection of principal is a primary concern, and we believe that a well-diversified investment portfolio will result in the highest attainable investment return (income plus capital appreciation) with the lowest overall risk. Specific investment objectives for the plans' portfolios are to: maintain and enhance the purchasing power of the plans' assets; achieve investment returns consistent with the level of risk being taken; and earn performance rates of return in accordance with the benchmarks adopted for each asset class. Outside the U.S., our target asset allocation is from 40 to 60 percent to equities, from 40 to 60 percent to fixed income investments, and from zero to 10 percent to real estate investments, depending on the plan. All plans' assets are broadly diversified. Due to fluctuations in equity markets, our actual allocations of plan assets at October 31, 2011 and 2010 differ from the target allocation. Our policy is to bring the actual allocation in line with the target allocation.

Equity securities include exchange-traded common stock and preferred stock of companies from broadly diversified industries. Fixed income securities include corporate bonds of companies from diversified industries, government securities, mortgage-backed securities, asset-backed securities and other. Other investments include a group trust consisting primarily of private equity partnerships as well as other investments. Portions of the cash and cash equivalent, equity, and fixed income investments are held in commingled funds.

Fair Value.    The measurement of the fair value of pension and post-retirement plan assets uses the valuation methodologies and the inputs as described in Note 12.

Cash and Cash Equivalents — Cash and cash equivalents consist of short-term investment funds. The funds also invest in short-term domestic fixed income securities and other securities with debt-like characteristics emphasizing short-term maturities and quality. Cash and cash equivalents are classified as Level 1 investments except when the cash and cash equivalents are held in commingled funds, which have a daily net value derived from quoted prices for the underlying securities in active markets; these are classified as Level 2 investments.

Equity — Some equity securities consisting of common and preferred stock are held in commingled funds, which have daily net asset values derived from quoted prices for the underlying securities in active markets; these are classified as Level 2 investments.

Fixed Income — Some of the fixed income securities are held in commingled funds, which have daily net asset values derived from the underlying securities; these are classified as Level 2 investments.

Other Investments — Other investments includes property based pooled vehicles which invest in real estate. Market net asset values are regularly published in the financial press or on corporate websites and so these investments are classified as Level 2. Other investments also includes partnership investments where, due to their private nature, pricing inputs are not readily observable. Asset valuations are developed by the general partners that manage the partnerships. These valuations are based on proprietary appraisals, application of public market multiples to private company cash flows, utilization of market transactions that provide valuation information for comparable companies and other methods. Holdings of limited partnerships are classified as Level 3.

The following table presents the fair value of U.S. Defined Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011.

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$28	$—	$28	$—
Equity	405	141	264	—
Fixed Income	119	5	114	—
Other Investments	26	—	—	26
Total assets measured at fair value	$578	$146	$406	$26

For U.S. Defined Benefit Plans assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	Years Ended October 31.
	2011	2010
Balance, beginning of year	$29	$32
Realized gains	8	6
Unrealized gains/(losses)	(3)	—
Purchases, sales, issuances, and settlements	—	—
Transfers in (out)	(8)	(9)
Balance, end of year	$26	$29

The following table presents the fair value of U.S. Post-Retirement Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011.

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$14	$2	$12	$—
Equity	175	61	114	—
Fixed Income	54	2	52	—
Other Investments	15	—	—	15
Total assets measured at fair value	$258	$65	$178	$15

For U.S. Post-Retirement Benefit Plans assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	Years Ended October 31,
	2011	2010
Balance, beginning of year	$16	$19
Realized gains	5	3
Unrealized gains/(losses)	(2)	—
Purchases, sales, issuances, and settlements	—	—
Transfers in (out)	(4)	(6)
Balance, end of year	$15	$16

The following table presents the fair value of non-U.S. Defined Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011:

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$15	$6	$9	$—
Equity	774	220	554	—
Fixed Income	858	64	794	—
Other Investments	37	—	37	—
Total assets measured at fair value	$1,684	$290	$1,394	$—

For non-U.S. Defined Benefit Plans, there was no activity relating to assets measured at fair value using significant unobservable inputs (level 3) during fiscal year 2011 and 2010.

The table below presents the combined projected benefit obligation ("PBO"), accumulated benefit obligation ("ABO") and fair value of plan assets, grouping plans using comparisons of the PBO and ABO relative to the plan assets as of October 31, 2011 or 2010.

	2011		2010
	Benefit Obligation		Benefit Obligation
		Fair Value of Plan Assets		Fair Value of Plan Assets
	PBO		PBO
	(in millions)
U.S. defined benefit plans where PBO exceeds the fair value of plan assets	$637	$578	$575	$538
U.S. defined benefit plans where fair value of plan assets exceeds PBO	—	—	—	—
Total	$637	$578	$575	$538
Non-U.S. defined benefit plans where PBO exceeds or is equal to the fair value of plan assets	$1,760	$1,598	$1,669	$1,513
Non-U.S. defined benefit plans where fair value of plan assets exceeds PBO	70	86	73	85
Total	$1,830	$1,684	$1,742	$1,598

	ABO		ABO
U.S. defined benefit plans where ABO exceeds the fair value of plan assets	$624	$578	$568	$538
U.S. defined benefit plans where the fair value of plan assets exceeds ABO	—	—	—	—
Total	$624	$578	$568	$538
Non-U.S. defined benefit plans where ABO exceeds or is equal to the fair value of plan assets	$1,699	$1,598	$1,602	$1,513
Non-U.S. defined benefit plans where fair value of plan assets exceeds ABO	67	86	70	85
Total	$1,766	$1,684	$1,672	$1,598

Contributions and estimated future benefit payments.    During fiscal year 2012, we expect to contribute $30 million to the U.S. defined benefit plans, $52 million to plans outside the U.S., and zero to the Post-retirement Medical Plans. The following table presents expected future benefit payments for the next 10 years.

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post-Retirement Benefit Plans
	(in millions)
2012	$52	$47	$26
2013	$55	$50	$26
2014	$55	$52	$26
2015	$55	$57	$27
2016	$56	$62	$27
2017 - 2021	$241	$404	$130

Assumptions.    The assumptions used to determine the benefit obligations and expense for our defined benefit and post-retirement benefit plans are presented in the tables below. The expected long-term return on assets below represents an estimate of long-term returns on investment portfolios consisting of a mixture of equities, fixed income and alternative investments in proportion to the asset allocations of each of our plans. We consider long-term rates of return, which are weighted based on the asset classes (both historical and forecasted) in which we expect our pension and post-retirement funds to be invested. Discount rates reflect the current rate at which pension and post-retirement obligations could be settled based on the measurement dates of the plans — October 31. The U.S. discount rates at October 31, 2011 and 2010 were determined based on the results of matching expected plan benefit payments with cash flows from a hypothetically constructed bond portfolio. The U.S. discount rates at October 31, 2009 were determined by matching the expected plan benefit payments against an industry discount curve as well as reviewing the movement of industry benchmarks. The non-U.S. rates were generally based on published rates for high-quality corporate bonds. The range of assumptions that were used for the non-U.S. defined benefit plans reflects the different economic environments within various countries.

Assumptions used to calculate the net periodic cost in each year were as follows:

	For years ended October 31,
	2011	2010	2009
U.S. defined benefit plans:
Discount rate	5.0%	5.25%	8.5%
Average increase in compensation levels	3.5%	3.5%	3.5%
Expected long-term return on assets	8.25%	8.5%	8.5%
Non-U.S. defined benefit plans:
Discount rate	2.0-5.25%	2.25-5.75%	2.25-6.5%
Average increase in compensation levels	2.5-3.75%	2.5-3.75%	2.5-4.0%
Expected long-term return on assets	4.0-6.75%	4.25-7.0%	4.5-7.25%
U.S. post-retirement benefits plans:
Discount rate	5.5%	5.5%	8.5%
Expected long-term return on assets	8.25%	8.5%	8.5%
Current medical cost trend rate	10.0%	10.0%	10.0%
Ultimate medical cost trend rate	4.75%	5.0%	5.0%
Medical cost trend rate decreases to ultimate rate in year	2025	2019	2018

Assumptions used to calculate the benefit obligation were as follows:

	As of the Years Ending October 31,
	2011	2010
U.S. defined benefit plans:
Discount rate	4.5%	5.0%
Average increase in compensation levels	3.5%	3.5%
Expected long-term return on assets	8.0%	8.25%
Non-U.S. defined benefit plans:
Discount rate	2.0-5.5%	2.0-5.25%
Average increase in compensation levels	2.5-3.25%	2.5-3.75%
Expected long-term return on assets	4.0-6.5%	4.0-6.75%
U.S. post-retirement benefits plans:
Discount rate	4.75%	5.5%
Expected long-term return on assets	8.0%	8.25%
Current medical cost trend rate	9.0%	10.0%
Ultimate medical cost trend rate	4.5%	4.75%
Medical cost trend rate decreases to ultimate rate in year	2026	2025

Due to the benefit changes discussed previously, health care trend rates do not have a significant effect on the total service and interest cost components or on the post-retirement benefit obligation amounts reported for the U.S. Post-Retirement Benefit Plan for the year ended October 31, 2011.

GUARANTEES	12 Months Ended
Oct. 31, 2011
Guarantees [Abstract]
GUARANTEES
GUARANTEES

Standard Warranty

A summary of the standard warranty accrual activity is shown in the table below. The standard warranty accrual balances are held in other accrued and other long-term liabilities.

	October 31,
	2011	2010
	(in millions)
Balance as of October 31, 2010 and 2009	$45	$28
Reserve acquired upon close of Varian acquisition	—	13
Accruals for warranties issued during the period	61	57
Changes in estimates	11	(4)
Settlements made during the period	(67)	(49)
Balance as of October 31, 2011 and 2010	$50	$45

Indemnifications to Avago

In connection with the sale of our semiconductor products business in December 2005, we agreed to indemnify Avago, its affiliates and other related parties against certain damages and expenses that it might incur in the future. The continuing indemnifications primarily cover damages and expenses relating to liabilities of the businesses that Agilent retained and did not transfer to Avago, as well as pre-closing taxes and other specified items. In our opinion, the fair value of these indemnification obligations was not material as of October 31, 2011.

Indemnifications to Verigy

In connection with the spin-off of Verigy, we agreed to indemnify Verigy and its affiliates against certain damages which it might incur in the future. These indemnifications primarily cover damages relating to liabilities of the businesses that Agilent did not transfer to Verigy, liabilities that might arise under limited portions of Verigy's IPO materials that relate to Agilent, and costs and expenses incurred by Agilent or Verigy to effect the IPO, arising out of the distribution of Agilent's remaining holding in Verigy ordinary shares to Agilent's stockholders, or incurred to effect the separation of the semiconductor test solutions business from Agilent to the extent incurred prior to the separation on June 1, 2006. On July 4, 2011, Verigy announced the completion by Advantest Corporation of its acquisition of Verigy. Verigy will operate as a wholly-owned subsidiary of Advantest and our indemnification obligations to Verigy should be unaffected. In our opinion, the fair value of these indemnification obligations was not material as of October 31, 2011.

Indemnifications to Hewlett-Packard

We have given multiple indemnities to Hewlett-Packard in connection with our activities prior to our spin-off from HP for the businesses that constituted Agilent prior to the spin-off. These indemnifications cover a variety of aspects of our business, including, but not limited to, employee, tax, intellectual property and environmental matters. The agreements containing these indemnifications have been previously disclosed as exhibits to our registration statement on Form S-1 filed on August 16, 1999. In our opinion, the fair value of these indemnification obligations was not material as of October 31, 2011.

Indemnifications to Varian Medical Systems and Varian Semiconductor Equipment Associates

In connection with our acquisition of Varian, we are subject to certain indemnification obligations to Varian Medical Systems (formerly Varian Associates, Inc. ("VAI")) and Varian Semiconductor Equipment Associates ("VSEA") in connection with the Instruments business as conducted by VAI prior to the Distribution (as described in Note 1 of Varian's Annual Report on Form 10-K filed on November 25, 2009). These indemnification obligations cover a variety of aspects of our business, including, but not limited to, employee, tax, intellectual property, litigation and environmental matters. Certain of the agreements containing these indemnification obligations are disclosed as exhibits to Varian's Annual Report on Form 10-K filed on November 25, 2009. On November 10, 2011, Applied Materials announced that it had completed the acquisition of VSEA, which is now a wholly-owned subsidiary of Applied Materials; our indemnification obligations to VSEA should be unaffected. In our opinion, the fair value of these indemnification obligations was not material as of October 31, 2011.

Indemnifications to Officers and Directors

Our corporate by-laws require that we indemnify our officers and directors, as well as those who act as directors and officers of other entities at our request, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings arising out of their services to Agilent and such other entities, including service with respect to employee benefit plans. In addition, we have entered into separate indemnification agreements with each director and each board-appointed officer of Agilent which provide for indemnification of these directors and officers under similar circumstances and under additional circumstances. The indemnification obligations are more fully described in the by-laws and the indemnification agreements. We purchase standard insurance to cover claims or a portion of the claims made against our directors and officers. Since a maximum obligation is not explicitly stated in our by-laws or in our indemnification agreements and will depend on the facts and circumstances that arise out of any future claims, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, we have not made payments related to these obligations, and the fair value for these indemnification obligations was not material as of October 31, 2011.

Other Indemnifications

As is customary in our industry and as provided for in local law in the U.S. and other jurisdictions, many of our standard contracts provide remedies to our customers and others with whom we enter into contracts, such as defense, settlement, or payment of judgment for intellectual property claims related to the use of our products. From time to time, we indemnify customers, as well as our suppliers, contractors, lessors, lessees, companies that purchase our businesses or assets and others with whom we enter into contracts, against combinations of loss, expense, or liability arising from various triggering events related to the sale and the use of our products and services, the use of their goods and services, the use of facilities and state of our owned facilities, the state of the assets and businesses that we sell and other matters covered by such contracts, usually up to a specified maximum amount. In addition, from time to time we also provide protection to these parties against claims related to undiscovered liabilities, additional product liability or environmental obligations. In our experience, claims made under such indemnifications are rare and the associated estimated fair value of the liability was not material as of October 31, 2011.

In connection with the sale of several of our businesses, we have agreed to indemnify the buyers of such business, their respective affiliates and other related parties against certain damages that they might incur in the future. The continuing indemnifications primarily cover damages relating to liabilities of the businesses that Agilent retained and did not transfer to the buyers, as well as other specified items. In our opinion, the fair value of these indemnification obligations was not material as of October 31, 2011.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Oct. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments:    We lease certain real and personal property from unrelated third parties under non-cancelable operating leases. Future minimum lease payments under operating leases at October 31, 2011 were $51 million for 2012, $43 million for 2013, $28 million for 2014, $19 million for 2015, $12 million for 2016 and $12 million thereafter. Future minimum sublease income under leases at October 31, 2011 was $7 million for 2012, $6 million for 2013, $5 million for 2014, $3 million for 2015 and $1 million thereafter. Certain leases require us to pay property taxes, insurance and routine maintenance, and include escalation clauses. Total rent expense, including charges relating to the consolidation of excess facilities was $82 million in 2011, $89 million in 2010 and $95 million in 2009.

We are involved in lawsuits, claims, investigations and proceedings, including patent, commercial and environmental matters. There are no matters pending that we currently believe are reasonably possible of having a material impact to our business, consolidated financial condition, results of operations or cash flows.

SHORT-TERM DEBT	12 Months Ended
Oct. 31, 2011
Short-term Debt [Abstract]
SHORT-TERM DEBT
SHORT-TERM DEBT

Credit Facility

On October 20, 2011, we entered into a five-year credit agreement, which provides for a $400 million unsecured credit facility that will expire on October 20, 2016. The company may use amounts borrowed under the facility for general corporate purposes. As of October 31, 2011 the company has no borrowings outstanding under the facility. The Credit Agreement replaced the Company's prior Five-Year Credit Agreement dated as of May 11, 2007, which was terminated upon the execution of the Credit Agreement. We were in compliance with the covenants for the credit facilities during the year ended October 31, 2011.

2012 Senior Notes

On September 9, 2009, the company issued an aggregate principal amount of $250 million in senior notes maturing in 2012 ("2012 senior notes"). The 2012 senior notes were issued at 99.91% of their principal amount, bear interest at a fixed rate of 4.45% per annum, and mature on September 14, 2012. Interest is payable semi-annually on March 14th and September 14th of each year, and payments commenced on March 14, 2010.

Upon the closing of the offering of the 2012 senior notes, we entered into interest rate swaps with an aggregate notional amount of $250 million. Under the interest rate swaps, we will receive fixed-rate interest payments and will make payments based on the U.S. dollar LIBOR plus 258 basis points with respect to the 2012 senior notes. The economic effect of these swaps will be to convert the fixed-rate interest expense on the senior notes to a variable LIBOR-based interest rate. The hedging relationship qualifies for the shortcut method of assessing hedge effectiveness, and consequently we do not expect any ineffectiveness during the life of the swap and any movement in the value of the swap would be reflected in the movement in fair value of the senior notes. At October 31, 2011, the fair value of the swaps on 2012 senior notes was an asset of $3 million, with a corresponding increase in the carrying value of senior notes.

All notes issued are unsecured and rank equally in right of payment with all of Agilent's other senior unsecured indebtedness. The company incurred issuance costs of $2 million in connection with the 2012 senior notes. These costs were capitalized in other assets on the consolidated balance sheet and the costs are being amortized to interest expense over the term of the senior notes.

World Trade Debt

We satisfied the financing obligation of World Trade in its entirety on December 10, 2010 using the proceeds of our senior notes issued in July 2010 and existing cash on our balance sheet.

Short-Term Restricted Cash & Cash Equivalents

As of October 31, 2010, $1,550 million was reported as short-term restricted cash and cash equivalents in our consolidated balance sheet which was held in commercial paper maintained in connection with our World Trade repurchase obligation. This restricted cash, held by one of our wholly-owned subsidiaries, has been reclassified to cash and cash equivalents following the December 10, 2010 settlement of the World Trade repurchase obligation.

LONG-TERM DEBT	12 Months Ended
Oct. 31, 2011
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT

Senior Notes

The following table summarizes the company's long-term senior notes and the related interest rate swaps:

	October 31, 2011			October 31, 2010
	Amortized Principal	Swap	Total	Amortized Principal	Swap	Total
	(in millions)
2012 Senior Notes	$—	$—	$—	$250	$6	$256
2013 Senior Notes	250	—	250	249	—	249
2015 Senior Notes	499	24	523	499	37	536
2017 Senior Notes	598	31	629	598	35	633
2020 Senior Notes	498	32	530	498	18	516
Total	$1,845	$87	$1,932	$2,094	$96	$2,190

2012 Senior Notes

The 2012 senior notes are repayable within one year and have been reclassified to short-term debt, see Note 18, "Short-term debt".

2013 Senior Notes

In July 2010, the company issued an aggregate principal amount of $250 million in senior notes ("2013 senior notes"). The 2013 senior notes were issued at 99.82% of their principal amount. The notes will mature on July 15, 2013, and bear interest at a fixed rate of 2.50% per annum. The interest is payable semi-annually on January 15th and July 15th of each year, payments commenced on January 15, 2011.

2015 Senior Notes

In September 2009, the company issued an aggregate principal amount of $500 million in senior notes ("2015 senior notes"). The senior notes were issued at 99.69% of their principal amount. The notes will mature on September 14, 2015, and bear interest at a fixed rate of 5.50% per annum. The interest is payable semi-annually on March 14th and September 14th of each year, payments commenced on March 14, 2010.

On June 6, 2011, we terminated our interest rate swap contracts related to our 2015 senior notes that represented the notional amount of $500 million. The asset value, including interest receivable, upon termination for these contracts was approximately $31 million and the amount to be amortized at October 31, 2011 was $24 million. The gain is being deferred and amortized to interest expense over the remaining life of the 2015 senior notes.

2017 Senior Notes

In October 2007, the company issued an aggregate principal amount of $600 million in senior notes ("2017 senior notes"). The 2017 senior notes were issued at 99.60% of their principal amount. The notes will mature on November 1, 2017, and bear interest at a fixed rate of 6.50% per annum. The interest is payable semi-annually on May 1st and November 1st of each year and payments commenced on May 1, 2008.

On November 25, 2008, we terminated two interest rate swap contracts associated with our 2017 senior notes that represented the notional amount of $400 million. The asset value, including interest receivable, upon termination was approximately $43 million and the amount to be amortized at October 31, 2011 was $31 million. The gain is being deferred and amortized to interest expense over the remaining life of the 2017 senior notes.

2020 Senior Notes

In July 2010, the company issued an aggregate principal amount of $500 million in senior notes ("2020 senior notes"). The 2020 senior notes were issued at 99.54% of their principal amount. The notes will mature on July 15, 2020, and bear interest at a fixed rate of 5.00% per annum. The interest is payable semi-annually on January 15th and July 15th of each year, payments commenced on January 15, 2011.

On August 9, 2011, we terminated our interest rate swap contracts related to our 2020 senior notes that represented the notional amount of $500 million. The asset value, including interest receivable, upon termination for these contracts was approximately $34 million and the amount to be amortized at October 31, 2011 was $32 million. The gain is being deferred and amortized to interest expense over the remaining life of the 2020 senior notes.

All notes issued are unsecured and rank equally in right of payment with all of Agilent's other senior unsecured indebtedness. The company incurred issuance costs of $5 million in connection with the 2017 senior notes, incurred $3 million in connection with the 2015 senior notes and incurred $5 million in connection with 2013 and 2020 senior notes. These costs were capitalized in other assets on the consolidated balance sheet and the costs are being amortized to interest expense over the term of the senior notes.

STOCKHOLDERS' EQUITY	12 Months Ended
Oct. 31, 2011
Stockholders' Equity Note [Abstract]
STOCKHOLDERS EQUITY
STOCKHOLDERS' EQUITY

Stock Repurchase Program

On November 19, 2009 our Board of Directors approved a share-repurchase program to reduce or eliminate dilution of basic outstanding shares in connection with issuances of stock under the company's equity incentive plans. The share-repurchase program does not require the company to acquire a specific number of shares and may be suspended or discontinued at any time. There is no fixed termination date for the new share-repurchase program. For the year ended October 31, 2011, we repurchased approximately 12 million shares for $497 million. For the year ended October 31, 2010, we repurchased 13 million shares for $411 million. All such shares and related costs are held as treasury stock and accounted for using the cost method.

Accumulated other comprehensive income

The following table summarizes the components of our accumulated other comprehensive income as of October 31, 2011 and 2010, net of tax effect:

	October 31,
	2011	2010
	(in millions)
Unrealized gain on equity securities, net of $(8) of tax for 2011 and 2010	$(6)	$(2)
Foreign currency translation, net of $(102) of tax for 2011 and 2010	452	358
Unrealized losses on defined benefit plans, net of tax of $84 and $88 for 2011 and 2010, respectively	(331)	(442)
Unrealized gains (losses) on derivative instruments, net of tax of $(2) and $(1) for 2011 and 2010, respectively	1	(2)
Total accumulated other comprehensive income	$116	$(88)

SEGMENT INFORMATION	12 Months Ended
Oct. 31, 2011
Segment Reporting [Abstract]
SEGMENT INFORMATION
SEGMENT INFORMATION

Description of segments. We are a measurement company, providing core bio-analytical and electronic measurement solutions to the life sciences, chemical analysis, communications, electronics, diagnostics and genomics industries. In the third fiscal quarter of 2012, we formed a new operating segment from our existing business. The new diagnostics and genomics segment was formed from a portion of our pre-existing life sciences business. Following this re-organization, Agilent has four businesses - electronic measurement, chemical analysis, life sciences and diagnostics and genomics -each of which comprises a reportable segment. The four operating segments were determined based primarily on how the chief operating decision maker views and evaluates our operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including market separation and customer specific applications, go-to-market channels, products and services and manufacturing are considered in determining the formation of these operating segments.
A description of our four reportable segments is as follows:
Our life sciences business provides application‑focused solutions that include instruments, software, consumables, and services that enable customers to identify, quantify and analyze the physical and biological properties of substances and products. Key product categories in life sciences include: liquid chromatography systems, columns and components; liquid chromatography mass spectrometry systems; laboratory software and informatics systems; laboratory automation and robotic systems, dissolution testing; Nuclear Magnetic Resonance and Magnetic Resonance Imaging systems along with X-Ray crystallography, and services and support for the aforementioned products.
Our chemical analysis business provides application‑focused solutions that include instruments, software, consumables, and services that enable customers to identify, quantify and analyze the physical and biological properties of substances and products. Key product categories in chemical analysis include: gas chromatography systems, columns and components; gas chromatography mass spectrometry systems; inductively coupled plasma mass spectrometry instruments; atomic absorption instruments; inductively coupled plasma optical emission spectrometry instruments; software and data systems; vacuum pumps and measurement technologies; services and support for our products.
Our diagnostics and genomics business provides product platforms that include reagents, instruments, software and consumables that enable customers in the clinical and life sciences research areas to interrogate samples at the molecular level. Applications addressed by this portfolio include DNA mutation detection, genotyping, gene copy number determination, identification of gene rearrangements, DNA methylation profiling, gene expression profiling, as well as automated gel electrophoresis-based sample analysis systems.

Our electronic measurement business provides electronic measurement instruments and systems, software design tools and related services that are used in the design, development, manufacture, installation, deployment and operation of electronics equipment, and microscopy products. Related services include start-up assistance, instrument productivity and application services and instrument calibration and repair. We also offer customization, consulting and optimization services throughout the customer's product lifecycle.
The historical segment numbers for both the life sciences and diagnostics and genomics segments have been recast to conform to this new reporting structure in our financial statements.

A significant portion of the segments' expenses arise from shared services and infrastructure that we have historically provided to the segments in order to realize economies of scale and to efficiently use resources. These expenses, collectively called corporate charges, include costs of centralized research and development, legal, accounting, real estate, insurance services, information technology services, treasury and other corporate infrastructure expenses. Charges are allocated to the segments, and the allocations have been determined on a basis that we consider to be a reasonable reflection of the utilization of services provided to or benefits received by the segments.

The following tables reflect the results of our reportable segments under our management reporting system. These results are not necessarily in conformity with U.S. GAAP. The performance of each segment is measured based on several metrics, including adjusted income from operations. These results are used, in part, by the chief operating decision maker in evaluating the performance of, and in allocating resources to, each of the segments.
The profitability of each of the segments is measured after excluding restructuring and asset impairment charges, investment gains and losses, interest income, interest expense, acquisition and integration costs, non-cash amortization and other items as noted in the reconciliations below.

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total Segments
	(in millions)
Year ended October 31, 2011:
Total segment revenue	$1,515	$1,518	$277	$3,316	$6,626
Varian acquisition deferred revenue fair value adjustment	$(4)	$(7)	—	—	$(11)
Total net revenue	$1,511	$1,511	$277	$3,316	$6,615
Income from operations	$202	$313	$35	$760	$1,310
Depreciation expense	$24	$28	$15	$75	$142
Share-based compensation expense	$16	$17	$4	$36	$73
Year ended October 31, 2010:					—
Total segment revenue	$1,226	$1,200	$253	$2,784	$5,463
Varian acquisition deferred revenue fair value adjustment	$(15)	$(4)	$—	$—	$(19)
Total net revenue	$1,211	$1,196	$253	$2,784	$5,444
Income from operations	$203	$279	$18	$438	$938
Depreciation expense	$22	$24	$12	$66	$124
Share-based compensation expense	$13	$13	$4	$34	$64
Year ended October 31, 2009:					—
Total net revenue	$988	$844	$231	$2,418	$4,481
Income from operations	$160	$216	$14	$1	$391
Depreciation expense	$16	$14	$11	$71	$112
Share-based compensation expense	$14	$12	$4	$36	$66

The following table reconciles reportable segments' income from operations to Agilent's total enterprise income before taxes:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Total reportable segments' income from operations	$1,310	$938	$391
Restructuring related costs	(2)	(65)	(252)
Asset Impairments	(9)	(19)	(44)
Transformational programs	(51)	(39)	—
Amortization of intangibles	(113)	(77)	(45)
Retirement plans net curtailment and settlement	1	—	16
Acquisition and integration costs	(54)	(102)	—
Varian acquisition related fair value adjustments	(9)	(51)	—
Other	(2)	(19)	(19)
Interest Income	14	20	29
Interest Expense	(86)	(96)	(88)
Gain on sale of network solutions division, net	—	132	—
Other income (expense), net	33	70	19
Income before taxes, as reported	$1,032	$692	$7

Major customers.    No customer represented 10 percent or more of our total net revenue in 2011, 2010 or 2009.

The following table presents assets and capital expenditures directly managed by each segment. Unallocated assets primarily consist of cash, cash equivalents, accumulated amortization of other intangibles, the valuation allowance relating to deferred tax assets and other assets.

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total Segments
	(in millions)
As of October 31, 2011:
Assets	$1,479	$1,772	$358	$2,156	$5,765
Capital expenditures	$33	$23	$8	$124	$188
As of October 31, 2010:
Assets	$1,168	$1,635	$396	$2,245	$5,444
Capital expenditures	$25	$15	$5	$76	$121

The following table reconciles segment assets to Agilent's total assets:

	October 31,
	2011	2010
	(in millions)
Total reportable segments' assets	$5,765	$5,444
Cash, cash equivalents and short-term investments	3,527	4,199
Prepaid expenses	107	118
Investments	114	135
Long-term and other receivables	221	283
Other, including valuation allowance	(677)	(483)
Total assets	$9,057	$9,696

The following table presents summarized information for net revenue and long-lived assets by geographic region for continuing operations. Long lived assets consist of property, plant, and equipment, long-term receivables and other long-term assets excluding intangible assets. The rest of the world primarily consists of Southeast Asia and Europe.

	United States	China	Japan	Rest of the World	Total
	(in millions)
Net revenue:
Year ended October 31, 2011	$2,016	$1,035	$700	$2,864	$6,615
Year ended October 31, 2010	$1,760	$744	$549	$2,391	$5,444
Year ended October 31, 2009	$1,495	$598	$476	$1,912	$4,481

	United States	Japan	Rest of the World	Total
	(in millions)
Long-lived assets:
October 31, 2011	$567	$170	$551	$1,288
October 31, 2010	$654	$180	$515	$1,349

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Oct. 31, 2011
Schedule To Financial Statements [Abstract]
Schedule II - Valuation and Qualifying Accounts

SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS

Column A	Column B	Column C	Column D	Column E
Description	Balance at Beginning of Period	Additions Charged to Costs, Expenses or Other Accounts*	Deductions**	Balance at End of Period
	(in millions)
2011
Tax valuation allowance	$527	$3	$(161)	$369
2010
Tax valuation allowance	$684	$—	$(157)	$527
2009
Tax valuation allowance	$621	$65	$(2)	$684

* Additions include current year valuation allowance build due to current year increase in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.

** Deductions include current year reduction in valuation allowance due to current year decrease in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.

OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Oct. 31, 2011
Accounting Policies [Abstract]
Principles of consolidation
Principles of consolidation.    The consolidated financial statements include the accounts of the company and our wholly- and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Partially owned, non-controlled equity affiliates are accounted for under the equity method.

Use of estimates
Use of estimates.    The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Management bases its estimates on historical experience and various other assumptions believed to be reasonable. Although these estimates are based on management's best knowledge of current events and actions that may impact the company in the future, actual results may be different from the estimates. Our critical accounting policies are those that affect our financial statements materially and involve difficult, subjective or complex judgments by management. Those policies are revenue recognition, inventory valuation, share-based compensation, retirement and post-retirement plan assumptions, goodwill and purchased intangible assets and accounting for income taxes.

Revenue recognition
Revenue recognition.    We enter into agreements to sell products (hardware and/or software), services and other arrangements (multiple element arrangements) that include combinations of products and services.

We recognize revenue, net of trade discounts and allowances, provided that (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3)the price is fixed or determinable and (4) collectibility is reasonably assured. Delivery is considered to have occurred when title and risk of loss have transferred to the customer, for products, or when the service has been provided. We consider the price to be fixed or determinable when the price is not subject to refund or adjustments. We consider arrangements with extended payment terms not to be fixed or determinable, and accordingly we defer revenue until amounts become due. At the time of the transaction, we evaluate the creditworthiness of our customers to determine the appropriate timing of revenue recognition.

Product revenue.    Our product revenue is generated predominantly from the sales of various types of test equipment. Product revenue, including sales to resellers and distributors, is reduced for estimated returns, when appropriate. For sales or arrangements that include customer-specified acceptance criteria, including those where acceptance is required upon achievement of performance milestones, revenue is recognized after the acceptance criteria have been met. For products that include installation, if the installation meets the criteria to be considered a separate element, product revenue is recognized upon delivery, and recognition of installation revenue is delayed until the installation is complete. Otherwise, neither the product nor the installation revenue is recognized until the installation is complete.

Where software is licensed separately, revenue is recognized when the software is delivered and title and risk of loss have been transferred to the customer or, in the case of electronic delivery of software, when the customer is given access to the licensed software programs. We also evaluate whether collection of the receivable is probable, the fee is fixed or determinable and whether any other undelivered elements of the arrangement exist on which a portion of the total fee would be allocated based on vendor-specific objective evidence.

Service revenue.    Revenue from services includes extended warranty, customer support, consulting, training and education. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. For example, customer support contracts are recognized ratably over the contractual period, while training revenue is recognized as the training is provided to the customer. In addition the four revenue recognition criteria described above must be met before service revenue is recognized.

Revenue Recognition for Arrangements with Multiple Deliverables.    On November 1, 2010, we adopted an accounting update regarding revenue recognition for multiple deliverable arrangements and an accounting update for certain revenue arrangements that include software elements.

We adopted the above accounting updates on a prospective basis for applicable transactions originating or materially modified after November 1, 2010. The amended update for multiple deliverable arrangements did not change the units of accounting for our revenue transactions, and most products and services qualify as separate units of accounting. Under the previous guidance for multiple deliverable arrangements with software elements, we typically applied the residual method to allocate revenue if we were unable to determine vendor specific objective evidence of fair value or verifiable objective evidence of fair value for the delivered element but were able to obtain fair value for any undelivered elements.

The adoption of the amended revenue recognition rules did not significantly change the timing of revenue recognition and did not have a material impact on our consolidated financial statements for the year ended October 31, 2011. We cannot reasonably estimate the effect of adopting these standards on future financial periods as the impact will vary depending on the nature and volume of new or materially modified sales arrangements in any given period.

Our multiple-element arrangements are generally comprised of a combination of measurement instruments, installation or other start-up services and/or software and/or support or services. Hardware and software elements are typically delivered at the same time and revenue is recognized upon delivery once title and risk of loss pass to the customer. Delivery of installation, start-up services and other services varies based on the complexity of the equipment, staffing levels in a geographic location and customer preferences, and can range from a few days to a few months. Service revenue is deferred and recognized over the contractual period or as services are rendered and accepted by the customer. Revenue from the sale of software products that are not required to deliver the tangible product's essential functionality are accounted for under software revenue recognition rules which require vendor specific objective evidence ("VSOE") of fair value to allocate revenue in a multiple element arrangement. Our arrangements generally do not include any provisions for cancellation, termination, or refunds that would significantly impact recognized revenue.

We have evaluated the deliverables in our multiple-element arrangements and concluded that they are separate units of accounting if the delivered item or items have value to the customer on a standalone basis and for an arrangement that includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in our control. We allocate revenue to each element in our multiple-element arrangements based upon their relative selling prices. We determine the selling price for each deliverable based on a selling price hierarchy. The selling price for a deliverable is based on VSOE if available, third-party evidence ("TPE") if VSOE is not available, or estimated selling price ("ESP") if neither VSOE nor TPE is available. Revenue allocated to each element is then recognized when the basic revenue recognition criteria for that element have been met.

We use VSOE of selling price in the selling price allocation in all instances where it exists. VSOE of selling price for products and services is determined when a substantial majority of the selling prices fall within a reasonable range when sold separately. TPE of selling price can be established by evaluating largely interchangeable competitor products or services in standalone sales to similarly situated customers. As our products contain a significant element of proprietary technology and the solution offered differs substantially from that of competitors, it is difficult to obtain the reliable standalone competitive pricing necessary to establish TPE. ESP represents the best estimate of the price at which we would transact a sale if the product or service were sold on a standalone basis. We determine ESP for a product or service by using historical selling prices which reflect multiple factors including, but not limited to customer type, geography, market conditions, competitive landscape, gross margin objectives and pricing practices. The determination of ESP is made through consultation with and approval by management. We may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, we may modify our pricing practices in the future, which may result in changes in ESP. The aforementioned factors may result in a different allocation of revenue to the deliverables in multiple element arrangements from the current fiscal quarter, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

Deferred revenue.    Deferred revenue represents the amount that is allocated to undelivered elements in multiple element arrangements. We limit the revenue recognized to the amount that is not contingent on the future delivery of products or services or meeting other specified performance conditions.

Accounts receivable, net
Accounts receivable, net.    Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Such accounts receivable has been reduced by an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine the allowance based on customer specific experience and the aging of such receivables, among other factors. We do not have any off-balance-sheet credit exposure related to our customers. Accounts receivable are also recorded net of product returns.

Share-based compensation
Share-based compensation.    For the years ended 2011, 2010 and 2009, we accounted for share-based awards made to our employees and directors including employee stock option awards, restricted stock units, employee stock purchases made under our Employee Stock Purchase Plan ("ESPP") and performance share awards under Agilent Technologies, Inc. Long-Term Performance Program ("LTPP") using the estimated grant date fair value method of accounting. Under the fair value method, we recorded compensation expense for all share-based awards of $73 million in 2011, $66 million in 2010 and $71 million in 2009.

Inventory
Inventory.    Inventory is valued at standard cost, which approximates actual cost computed on a first-in, first-out basis, not in excess of market value. We assess the valuation of our inventory on a periodic basis and make adjustments to the value for estimated excess and obsolete inventory based on estimates about future demand. The excess balance determined by this analysis becomes the basis for our excess inventory charge. Our excess inventory review process includes analysis of sales forecasts, managing product rollovers and working with manufacturing to maximize recovery of excess inventory.

Warranty
Warranty.    Our standard warranty terms typically extend for one year from the date of delivery. We accrue for standard warranty costs based on historical trends in warranty charges as a percentage of net product revenue . The accrual is reviewed regularly and periodically adjusted to reflect changes in warranty cost estimates. Estimated warranty charges are recorded within cost of products at the time products are sold. See Note 16, "Guarantees".

Taxes on income
Taxes on income.    Income tax expense or benefit is based on income or loss before taxes. Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and handling costs	Shipping and handling costs. Our shipping and handling costs charged to customers are included in net revenue, and the associated expense is recorded in cost of products for all periods presented.
Goodwill and Purchased Intangible Assets
Goodwill and Purchased Intangible Assets.    In September 2011, the FASB approved changes to the goodwill impairment guidance which are intended to reduce the cost and complexity of the annual impairment test. The changes provide entities an option to perform a qualitative assessment to determine whether further impairment testing is necessary. The revised standard gives an entity the option to first assess qualitative factors to determine whether performing the current two-step test is necessary. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not (i.e. > 50% chance) that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test will be required. Otherwise, no further testing will be required.

The revised guidance includes examples of events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. These include macro-economic conditions such as deterioration in the entity's operating environment or industry or market considerations; entity-specific events such as increasing costs, declining financial performance, or loss of key personnel; or other events such as an expectation that a reporting unit will be sold or a sustained decrease in the stock price on either an absolute basis or relative to peers.

The changes will be effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, earlier adoption is permitted. Agilent has opted to early adopt this guidance for the year ended October 31, 2011.

If it is determined, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the provisions of authoritative guidance require that we perform a two-step impairment test on goodwill. In the first step, we compare the fair value of each reporting unit to its carrying value. The second step (if necessary) measures the amount of impairment by applying fair-value-based tests to the individual assets and liabilities within each reporting unit. As defined in the authoritative guidance, a reporting unit is an operating segment, or one level below an operating segment. We have aggregated components of an operating segment that have similar economic characteristics into our reporting units. Accordingly, Agilent had three reporting units, which are the same as our operating segments: life sciences, chemical analysis and electronic measurement. At the time of an acquisition, we assign goodwill to the reporting unit that is expected to benefit from the synergies of the combination. Subsequent to October 31, 2011, we formed a fourth segment, diagnostics and genomics, from a portion of our pre-existing life sciences segment. As a result, Agilent has four segments, life sciences, chemical analysis, diagnostics and genomics and electronic measurement, which are the same as our reporting units. In fiscal year 2011, we assessed goodwill impairment for our previous three reporting units; life sciences, chemical analysis, and electronic measurement. Based on our results of our qualitative test for goodwill impairment, as of September 30, 2011, we believe that it is more-likely-than-not that the fair value of each of our three reporting units, life sciences, chemical analysis and electronic measurement is greater than their respective carrying values. There was no impairment of goodwill during the years ended October 31, 2011, 2010 and 2009. In connection with our reporting unit change subsequent to October 31, 2011, no goodwill impairment was recorded.

Purchased intangible assets consist primarily of acquired developed technologies, proprietary know-how, trademarks, and customer relationships and are amortized using the straight-line method over estimated useful lives ranging from 6 months to 15 years. In process research and development ("IPR&D") is initially capitalized at fair value as an intangible asset with an indefinite life and assessed for impairment thereafter. When the IPR&D project is complete, it is reclassified as an amortizable purchased intangible asset and is amortized over its estimated useful life. If an IPR&D project is abandoned, Agilent will record a charge for the value of the related intangible asset to Agilent's consolidated statement of operations in the period it is abandoned.

Advertising	Advertising. Advertising costs are expensed as incurred and amounted to $55 million in 2011, $45 million in 2010 and $36 million in 2009 for Agilent operations.
Research and development	Research and development. Costs related to research, design and development of our products are charged to research and development expense as they are incurred.
Sales Taxes	Sales Taxes. Sales taxes collected from customers and remitted to governmental authorities are not included in our revenue.
Net income (loss) per share
Net income (loss) per share.    Basic net income (loss) per share is computed by dividing net income (loss) — the numerator — by the weighted average number of common shares outstanding — the denominator — during the period excluding the dilutive effect of stock options and other employee stock plans. Diluted net income per share gives effect to all potentially dilutive common stock equivalents outstanding during the period. In computing diluted net income per share under the treasury stock method, the average stock price for the period is used in determining the number of shares assumed to be purchased from the proceeds of stock option exercises. The number of shares assumed to be purchased also considers the amount of unrecognized compensation cost for future service. As a result of the company's net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding. See Note 6, "Net Income (Loss) per Per Share".

Cash, cash equivalents and short term investments
Cash, cash equivalents and short term investments.    We classify investments as cash equivalents if their original or remaining maturity is three months or less at the date of purchase. Cash equivalents are stated at cost, which approximates fair value.

As of October 31, 2011, approximately $3.4 billion of our cash and cash equivalents is held outside of the U.S. in our foreign subsidiaries. Under current tax laws, most of the cash could be repatriated to the U.S. but it would be subject to U.S. federal and state income taxes, less applicable foreign tax credits. Our cash and cash equivalents mainly consist of short term deposits held at major global financial institutions, institutional money market funds, and similar short duration instruments with original maturities of 90 days or less. We continuously monitor the creditworthiness of the financial institutions and institutional money market funds in which we invest our funds.

We classify investments as short-term investments if their original or remaining maturities are greater than three months and their remaining maturities are one year or less.

Restricted cash and cash equivalents was nil in 2011, and $1.6 billion in 2010 mostly held in commercial paper.

Fair Value of Financial Instruments
Fair Value of Financial Instruments.    The carrying values of certain of our financial instruments including cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, accounts payable, accrued compensation and other accrued liabilities approximate fair value because of their short maturities. The fair value of long-term equity investments is determined using quoted market prices for those securities when available. For those long-term equity investments accounted for under the cost method, their carrying value approximates their estimated fair value. The fair value of our short-term and long-term debt exceeds the carrying value by approximately $140 million as of October 31, 2011. The fair value of foreign currency contracts used for hedging purposes is estimated internally by using inputs tied to active markets. The carrying value of our investment in direct-financing leases approximates their estimated fair value. See also Note 12, "Fair Value Measurements" for additional information on the fair value of financial instruments.

Concentration of credit risk
Concentration of credit risk.    Financial instruments that potentially subject Agilent to significant concentration of credit risk include money market fund investments, time deposits, commercial paper and demand deposit balances. These investments are categorized as cash and cash equivalents, restricted cash and cash equivalents and long-term investments. In addition, Agilent has credit risk from derivative financial instruments used in hedging activities, accounts receivable and investments in direct-financing leases. We invest in a variety of financial instruments and limit the amount of credit exposure with any one financial institution. Credit risk with respect to our accounts receivable is diversified due to the large number of entities comprising our customer base and their dispersion across many different industries and geographies. Credit risk associated with our investment in direct-financing leases has been mitigated by a contract with a third party to provide credit protection. We have a comprehensive credit policy in place and exposure to credit risk is monitored on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount and we sell the majority of our products through our direct sales force. Credit risk is mitigated through collateral such as letter of credit, bank guarantees or payment terms like cash in advance. Credit evaluation is performed by an independent team to ensure proper segregation of duties. No single customer accounted for more than 10 percent of combined accounts receivable as of October 31, 2011, and 2010.

Derivative instruments
Derivative instruments.    Agilent is exposed to global market exchange rate and interest rate risks in the normal course of business. We enter into foreign exchange contracts, primarily forward contracts and purchased options and interest rate swaps to manage financial exposures resulting from changes in foreign currency exchange rates and interest rates. In the vast majority of cases, these contracts are designated at inception as hedges of the related foreign currency or interest exposures. Foreign currency exposures include committed and anticipated revenue and expense transactions and assets and liabilities that are denominated in currencies other than the functional currency of the subsidiary. Interest rate exposures are associated with the company's fixed-rate debt. For option contracts, we exclude time value from the measurement of effectiveness. To achieve hedge accounting, contracts must reduce the foreign currency exchange rate and interest rate risk otherwise inherent in the amount and duration of the hedged exposures and comply with established risk management policies; foreign exchange hedging contracts generally mature within twelve months and interest rate swaps mature at the same time as the maturity of the debt. In order to manage foreign currency exposures in a few limited jurisdictions, such as China, we may enter into foreign exchange contracts that do not qualify for hedge accounting. In such circumstances, the local foreign currency exposure is offset by contracts owned by the parent company. We do not use derivative financial instruments for speculative trading purposes.

All derivatives are recognized on the balance sheet at their fair values. For derivative instruments that are designated and qualify as a fair value hedge, changes in value of the derivative are recognized in the consolidated statement of operations in the current period, along with the offsetting gain or loss on the hedged item attributable to the hedged risk. For derivative instruments that are designated and qualify as a cash flow, changes in the value of the effective portion of the derivative instrument is recognized in accumulated comprehensive income, a component of stockholders' equity. Amounts associated with cash flow hedges are reclassified and recognized in income when either the forecasted transaction occurs or it becomes probable the forecasted transaction will not occur. Derivatives not designated as hedging instruments are recorded on the balance sheet at their fair value and changes in the fair values are recorded in the income statement in the current period. Derivative instruments are subject to master netting arrangements and qualify for net presentation in the balance sheet. Changes in the fair value of the ineffective portion of derivative instruments are recognized in earnings in the current period. Ineffectiveness in 2011, 2010 and 2009 was not significant.

Property, plant and equipment
Property, plant and equipment.    Property, plant and equipment are stated at cost less accumulated depreciation. Additions, improvements and major renewals are capitalized; maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or disposed of, the assets and related accumulated depreciation and amortization are removed from our general ledger, and the resulting gain or loss is reflected in the consolidated statement of operations. Buildings and improvements are depreciated over the lesser of their useful lives or the remaining term of the lease and machinery and equipment over three to ten years. We currently use the straight-line method to depreciate assets.

Leases
Leases.    We lease buildings, machinery and equipment under operating leases for original terms ranging generally from one to twenty years. Certain leases contain renewal options for periods up to 6 years.

Capitalized software
Capitalized software.    We capitalize certain internal and external costs incurred to acquire or create internal use software. Capitalized software is included in property, plant and equipment and is depreciated over three to five years once development is complete.

Impairment of long-lived assets
Impairment of long-lived assets.    We continually monitor events and changes in circumstances that could indicate carrying amounts of long-lived assets, including intangible assets, may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the undiscounted future cash flows is less than the carrying amount of those assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.

Employee compensation and benefits
Employee compensation and benefits.    Amounts owed to employees, such as accrued salary, bonuses and vacation benefits are accounted for within employee compensation and benefits. The total amount of accrued vacation benefit was $144 million and $142 million as of October 31, 2011, and 2010, respectively.

Foreign currency translation
Foreign currency translation.    We translate and remeasure balance sheet and income statement items into U.S. dollars. For those subsidiaries that operate in a local currency functional environment, all assets and liabilities are translated into U.S. dollars using current exchange rates; revenue and expenses are translated using monthly exchange rates which approximate to average exchange rates in effect during each period. Resulting translation adjustments are reported as a separate component of accumulated comprehensive loss in stockholders' equity.

For those subsidiaries that operate in a U.S. dollar functional environment, foreign currency assets and liabilities are remeasured into U.S. dollars at current exchange rates except for nonmonetary assets and capital accounts which are remeasured at historical exchange rates. Revenue and expenses are generally remeasured at monthly exchange rates which approximate average exchange rates in effect during each period. Gains or losses from foreign currency remeasurement are included in consolidated net income (loss). Net gains or losses resulting from foreign currency transactions, including hedging gains and losses, are reported in other income (expense), net and was $1 million loss for fiscal year 2011, 2010 and 2009.

ACQUISITION OF VARIAN (Tables)	12 Months Ended
Oct. 31, 2011
Business Combinations [Abstract]
Schedule of Business Acquisition
The following table summarizes the allocation of the purchase price to the estimated fair values of the assets acquired and liabilities assumed on the closing date of May 14, 2010 (in millions):

Cash and cash equivalents	$226
Accounts receivable	138
Inventories	170
Other current assets	47
Property, plant and equipment	126
Intangible assets	417
Other assets	13
Goodwill	787
Total assets acquired	1,924
Accounts payable	(65)
Employee compensation and benefits	(43)
Deferred revenue	(30)
Other accrued liabilities	(72)
Long-term debt	(15)
Retirement and post-retirement benefits	(18)
Other long-term liabilities	(157)
Net assets acquired	$1,524

Schedule of valuations of intangible assets acquired
The components of intangible assets acquired in connection with the Varian acquisition were as follows (in millions):

	Fair Value	Estimated Useful Life
Developed product technology	$221	1-7 yrs
Customer relationships	157	2-10 yrs
Tradenames and trademarks	10	1.5 yrs
Order backlog	9	0.5-1 yr
Total intangible assets subject to amortization	397
In-process research and development	20
Total intangible assets	$417

Business Acquisition, Pro Forma Information
The following represents pro forma operating results as if Varian had been included in the company's consolidated statements of operations as of the beginning of the fiscal years presented (in millions, except per share amounts):

	2010	2009
Net revenue	$5,871	$5,258
Net income (loss)	$648	$(192)
Net income (loss) per share — basic	$1.87	$(0.55)
Net income (loss) per share — diluted	$1.84	$(0.55)

SHARE-BASED COMPENSATION (Tables)	12 Months Ended
Oct. 31, 2011
Share-based Compensation [Abstract]
Allocated Share-based compensation expense disclosure
The impact on our results for share-based compensation was as follows:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Cost of products and services	$16	$14	$14
Research and development	10	10	11
Selling, general and administrative	47	42	46
Total share-based compensation expense	$73	$66	$71

Share-based compensation arrangement by share-based payment award fair value assumptions and methodology schedule
The following assumptions were used to estimate the fair value of employee stock options and LTPP grants.

	Years Ended October 31,
	2011	2010	2009
Stock Option Plans:
Weighted average risk-free interest rate	1.49%	2.19%	2.31%
Dividend yield	—%	—%	—%
Weighted average volatility	35%	37%	32%
Expected life	5.80 yrs	4.40 yrs	4.40 yrs
LTPP:
Volatility of Agilent shares	40%	39%	33%
Volatility of selected peer-company shares	20%-76%	20%-80%	17%-62%
Price-wise correlation with selected peers	55%	53%	35%

Summary of stock option award activity
The following table summarizes employee stock option award activity made to our employees and directors for 2011:

	Options Outstanding	Weighted Average Exercise Price
	(in thousands)
Outstanding at October 31, 2010	22,644	$28
Granted	1,342	$35
Exercised	(9,738)	$27
Cancelled/Forfeited/Expired	(1,177)	$42
Outstanding at October 31, 2011	13,071	$28

Forfeited and expired options from total cancellations in 2011 were as follows:

	Options Cancelled	Weighted Average Exercise Price
	(in thousands)
Forfeited	12	$29
Expired	1,165	$43
Total Options Cancelled at October 31, 2011	1,177	$42

Schedule of share-based compensation, shares authorized under stock option plans, by exercise price range
The options outstanding and exercisable for equity share-based payment awards at October 31, 2011 were as follows:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value
	(in thousands)	(in years)		(in thousands)	(in thousands)	(in years)		(in thousands)
$0 - 25	4,353	3.4	$19	$79,658	3,563	2.6	$19	$64,884
$25.01 - 30	1,606	7.2	$29	13,603	456	5.1	$29	4,125
$30.01 - 40	7,112	4.8	$33	32,243	5,551	3.8	$33	28,637
$40.01 & over	—	—	$—	—	—	—	$—	—
	13,071	4.7	$28	$125,504	9,570	3.4	$27	$97,646

Schedule of intrinsic value of options exercised and the fair value of options granted
The following table summarizes the aggregate intrinsic value of options exercised and the fair value of options granted in 2011, 2010 and 2009:

	Aggregate Intrinsic Value	Weighted Average Exercise Price	Value Using Black-Scholes Model
	(in thousands)
Options exercised in fiscal 2009	$7,836	$20
Black-Scholes value of options granted during fiscal 2009			$6
Options exercised in fiscal 2010	$72,325	$25
Black-Scholes value of options granted during fiscal 2010			$10
Options exercised in fiscal 2011	$164,738	$27
Black-Scholes value of options granted during fiscal 2011			$12

Non-vested award activity disclosure
The following table summarizes non-vested award activity in 2011 primarily for our LTPP and restricted stock unit awards:

	Shares	Weighted Average Grant Price
	(in thousands)
Non-vested at October 31, 2010	3,284	$29
Granted	1,594	$37
Vested	(1,322)	$33
Forfeited	(78)	$33
FY2008 LTPP Incremental Issuance	126	$35
Non-vested at October 31, 2011	3,604	$31

PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Oct. 31, 2011
Income Tax Disclosure [Abstract]
Income (loss) from continuing operations before income taxes
The domestic and foreign components of income (loss) before taxes are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. operations	$88	$163	$(226)
Non-U.S. operations	944	529	233
Total income before taxes	$1,032	$692	$7

Provision for income taxes from operations
The provision for income taxes is comprised of:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. federal taxes:
Current	$(1)	$(40)	$(20)
Deferred	—	37	26
Non-U.S. taxes:
Current	(6)	145	20
Deferred	28	(141)	6
State taxes, net of federal benefit:
Current	(11)	12	10
Deferred	10	(5)	(4)
Total provision	$20	$8	$38

Significant components of deferred tax assets and deferred tax liabilities
The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2011		2010
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	(in millions)
Inventory	$30	$—	$36	$—
Intangibles	—	82	—	132
Property, plant and equipment	—	32	4	16
Warranty reserves	16	—	14	1
Retiree medical benefits	14	—	43	2
Pension benefits	110	—	199	49
Employee benefits, other than retirement	84	—	96	—
Net operating loss, capital loss, and credit carryforwards	272	—	393	—
Unrealized gains/losses on investments	47	—	47	—
Unremitted earnings of foreign subsidiaries	—	—	—	88
Share-based compensation	48	—	51	—
Deferred revenue	18	—	93	2
Other	56	36	52	3
Subtotal	695	150	1,028	293
Tax valuation allowance	(369)	—	(527)	—
Total deferred tax assets or deferred tax liabilities	$326	$150	$501	$293

Current and long-term deferred tax assets and deferred tax liabilities
The breakdown between current and long-term deferred tax assets and deferred tax liabilities was as follows for the years 2011 and 2010:

	Years Ended October 31,
	2011	2010
	(in millions)
Current deferred tax assets (included within other current assets)	$54	$99
Long-term deferred tax assets (included within other assets)	168	190
Current deferred tax liabilities (included within other accrued liabilities)	(4)	(10)
Long-term deferred tax liabilities (included within other long-term liabilities)	(42)	(71)
Total	$176	$208

Tax rate reconciliation, U.S. federal statutory rate to effective tax rate from operations
The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Profit before tax times statutory rate	$361	$242	$2
State income taxes, net of federal benefit	(1)	4	6
Non-U.S. income taxed at different rates	(153)	(98)	47
Change in unrecognized non-U.S. tax benefits	(97)	32	(71)
Research credits	(5)	(1)	(7)
Hewlett Packard tax sharing agreement adjustment	(3)	(17)	—
Nondeductible goodwill	—	—	2
Nondeductible employee stock purchase plan expense	1	1	2
Other, net	1	7	11
Valuation allowances	(84)	(162)	46
Provision for income taxes	$20	$8	$38
Effective tax rate	2%	1%	543%

Income tax contingencies rollforward
A 2011 and 2010 rollforward of our uncertain tax benefits including all federal, state and foreign tax jurisdictions is as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$656	$930
Additions for acquisitions	—	15
Additions for tax positions related to the current year	41	46
Additions for tax positions from prior years	18	75
Reductions for tax positions from prior years	(170)	(284)
Settlements with taxing authorities	(67)	(119)
Statute of limitations expirations	(9)	(7)
Balance, end of year	$469	$656

NET INCOME (LOSS) PER SHARE (Tables)	12 Months Ended
Oct. 31, 2011
Earnings Per Share [Abstract]
Reconciliation of the numerators and denominators of the basic and diluted net income per share
The following is a reconciliation of the numerators and denominators of the basic and diluted net income (loss) per share computations for the periods presented below. As a result of the company's net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding.

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Numerator:
Net income (loss)	$1,012	$684	$(31)
Denominators:
Basic weighted average shares	347	347	346
Potentially dilutive common stock equivalents — stock options and other employee stock plans	8	6	—
Diluted weighted average shares	355	353	346

Schedule of anti-dilutive options
The following table presents options to purchase shares of common stock, which were not included in the computation of diluted net income (loss) per share because they were anti-dilutive.

	Years Ended October 31,
	2011	2010	2009
Options to purchase shares of common stock (in millions)	1	11	29

INVENTORY (Tables)	12 Months Ended
Oct. 31, 2011
Inventory, Net [Abstract]
Inventory

	October 31,
	2011	2010
	(in millions)
Finished goods	$452	$338
Purchased parts and fabricated assemblies	446	378
Inventory	$898	$716

PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Oct. 31, 2011
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment

	October 31,
	2011	2010
	(in millions)
Land	$138	$137
Buildings and leasehold improvements	1,271	1,268
Machinery and equipment	833	793
Software	370	377
Total property, plant and equipment	2,612	2,575
Accumulated depreciation and amortization	(1,606)	(1,595)
Property, plant and equipment, net	$1,006	$980

GOODWILL AND OTHER INTANGIBLE ASSETS (Tables)	12 Months Ended
Oct. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill balances and movements for each reportable segments during the period
The goodwill balances at October 31, 2011, 2010 and 2009 and the movements in 2011and 2010 for each of our reportable segments are shown in the table below:

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total
	(in millions)
Goodwill as of October 31, 2009	$107	$151	$16	$381	$655
Foreign currency translation impact	4	17	1	23	45
Divestitures	(1)	(24)	—	(13)	(38)
Goodwill arising from acquisitions	160	603	24	7	794
Goodwill as of October 31, 2010	$270	$747	$41	$398	$1,456
Foreign currency translation impact and other adjustments	3	7	—	37	47
Goodwill arising from acquisitions	46	11	7	—	64
Goodwill as of October 31, 2011	$319	$765	$48	$435	$1,567

Components of other intangibles during the period
The component parts of other intangible assets at October 31, 2011 and 2010 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Book Value
	(in millions)
As of October 31, 2010:
Purchased technology	$466	$176	$290
Backlog	12	12	—
Trademark/Tradename	39	13	26
Customer relationships	236	77	159
Total amortizable intangible assets	$753	$278	$475
In-Process R&D	19	—	19
Total	$772	$278	$494
As of October 31, 2011:
Purchased technology	$510	$246	$264
Backlog	12	12	—
Trademark/Tradename	40	20	20
Customer relationships	249	114	135
Total amortizable intangible assets	$811	$392	$419
In-Process R&D	10	—	10
Total	$821	$392	$429

INVESTMENTS (Tables)	12 Months Ended
Oct. 31, 2011
Schedule of Investments [Abstract]
Marketable Securities
The following table summarizes the company's equity investments as of October 31, 2011 and 2010 (net book value):

	October 31,
	2011	2010
	(in millions)
Long-Term
Cost method investments	$65	$80
Trading securities	49	52
Available-for-sale investments	3	10
Total	$117	$142

Available-for-sale Securities
Investments in available-for-sale securities at estimated fair value were as follows as of October 31, 2011 and October 31, 2010:

	October 31, 2011				October 31, 2010
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Equity securities	1	2	—	3	4	6	—	10
	$1	$2	$—	$3	$4	$6	$—	$10

Other income (expense) for realized gains and losses on sale of available-for-sale securities and other than temporary impairments
Amounts included in other income (expense), net for realized gains and losses on the sale of available-for-sale securities and other than temporary impairments were as follows:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Available-for-sale investments — realized gain	$6	$2	$1
Other than temporary impairment on investments	$—	$—	$(9)

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Oct. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Assets And Liabilities Measured On Recurring Basis
Financial assets and liabilities measured at fair value on a recurring basis as of October 31, 2011 were as follows:

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Assets:
Short-term
Cash equivalents (money market funds)	$1,972	$1,972	$—	$—
Derivative instruments (foreign exchange and interest rate swap contracts)	37	—	37	—
Long-term
Trading securities	49	49	—	—
Available-for-sale investments	3	3	—	—
Total assets measured at fair value	$2,061	$2,024	$37	$—
Liabilities:
Short-term
Derivative instruments (foreign exchange contracts)	$11	$—	$11	$—
Long-term
Deferred compensation liability	46	—	46	—
Total liabilities measured at fair value	$57	$—	$57	$—

Significant unobservable input (Level 3) reconciliation
For assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	2011	2010
	(in millions)
Balance, beginning of period	$—	$6
Realized losses related to amortization of premium	—	(1)
Unrealized gains included in accumulated other comprehensive income	—	—
Realized losses related to investment impairments	—	—
Sales	—	(3)
Transfers into level 3	—	—
Transfers out of level 3	—	(2)
Balance, end of period	$—	$—
Total losses included in net income attributable to change in unrealized losses relating to assets still held at the reporting date, reported in interest and other income, net	$—	$—

Impairment of Long-lived assets included in net income
For assets measured at fair value on a non-recurring basis, the following table summarizes the impairments included in net income for the years ended October 31, 2011 and 2010:

	Years Ended October 31,
	2011	2010
	(in millions)
Long-lived assets held and used	$7	$12
Long-lived assets held for sale	$1	$14

DERIVATIVES (Tables)	12 Months Ended
Oct. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Aggregated notional amounts by currency and designation
The aggregated U.S. Dollar notional amounts by currency and designation as of October 31, 2011 were as follows:

	Derivatives in Cash Flow Hedging Relationships		Derivatives Not Designated as Hedging Instruments
	Forward Contracts	Option Contracts	Forward Contracts
Currency	Buy/(Sell)	Buy/(Sell)	Buy/(Sell)
	(in millions)
Euro	$(33)	$—	$211
British Pound	(22)	—	117
Canadian Dollar	(41)	—	25
Australian Dollars	28	—	48
Malaysian Ringgit	118	—	33
Japanese Yen	(53)	(124)	56
Other	5	—	16
	$2	$(124)	$506

Gross fair values and balance sheet location of derivative instruments held in the consolidated balance sheet
The gross fair values and balance sheet location of derivative instruments held in the consolidated balance sheet as of October 31, 2011 and October 31, 2010 were as follows:

Fair Values of Derivative Instruments
Asset Derivatives			Liability Derivatives
	Fair Value			Fair Value
Balance Sheet Location	October 31, 2011	October 31, 2010	Balance Sheet Location	October 31, 2011	October 31, 2010
(in millions)
Derivatives designated as hedging instruments:
Fair value hedges
Interest rate contracts
Other current assets	$3	$—	Other accrued liabilities	$—	$—
Other assets	$—	$61	Other long-term liabilities	$—	$—
Cash flow hedges
Foreign exchange contracts
Other current assets	$7	$13	Other accrued liabilities	$3	$15
	$10	$74		$3	$15
Derivatives not designated as hedging instruments:
Foreign exchange contracts
Other current assets	$27	$11	Other accrued liabilities	$8	$7
Total derivatives	$37	$85		$11	$22

Effect of derivative instruments for foreign exchange contracts in the consolidated statement of operations
The effect of derivative instruments for interest rate swap contracts and for foreign exchange contracts designated as hedging instruments and not designated as hedging instruments in our consolidated statement of operations were as follows:

	2011	2010	2009
	(in millions)
Derivatives designated as hedging instruments:
Fair Value Hedges
Gain on interest rate swap contracts, including interest accrual, recognized in interest expense	$27	$78	$35
Loss on hedged item, recognized in interest expense	$(3)	$(57)	$(33)
Cash Flow Hedges
Gain recognized in accumulated other comprehensive income	$—	$4	$1
Gain (loss) reclassified from accumulated other comprehensive income into cost of sales	$(5)	$7	$(23)
Derivatives not designated as hedging instruments:
Gain (loss) recognized in other income (expense), net	$13	$(14)	$82

RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES (Tables)	12 Months Ended
Oct. 31, 2011
Restructuring and Related Activities [Abstract]
Summary of total restructuring activity and other special charges
A summary of total restructuring activity and other special charges is shown in the table below:

	Workforce Reduction	Consolidation of Excess Facilities	Impairment of Building and Purchased Intangible Assets	Special Charges related to Inventory	Total
	(in millions)
Balance as of October 31, 2008	$—	$10	$—	$—	$10
Income statement expense	202	18	27	20	267
Asset impairments/inventory charges	—	—	(27)	(9)	(36)
Cash payments	(153)	(9)	—	(10)	(172)
Balance as of October 31, 2009	$49	$19	$—	$1	$69
Income statement expense	39	19	6	—	64
Asset impairments/inventory charges	—	—	(6)	—	(6)
Cash payments	(80)	(12)	—	—	(92)
Balance as of October 31, 2010	$8	$26	$—	$1	$35
Income statement expense	1	1	—	—	2
Asset impairments/inventory charges	—	—	—	—	—
Cash payments	(9)	(12)	—	(1)	(22)
Balance as of October 31, 2011	$—	$15	$—	$—	$15

Restructuring charges reporting location in consolidated statement of operations
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans is shown below:

	Years Ended
	October 31,
	2011	2010	2009
	(in millions)
Cost of products and services	$—	$8	$77
Research and development	—	3	35
Selling, general and administrative	2	53	155
Total restructuring, asset impairments and other special charges	$2	$64	$267

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS (Tables)	12 Months Ended
Oct. 31, 2011
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Schedule of net pension and post-retirement benefit costs
For the years ended October 31, 2011, 2010 and 2009, components of net periodic benefit cost and other amounts recognized in other comprehensive income were comprised of:

	Pensions						U.S. Post-Retirement Benefit Plans
	U.S. Plans			Non-U.S. Plans
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(in millions)
Net periodic benefit cost (benefit)
Service cost — benefits earned during the period	$42	$41	$33	$32	$30	$34	$3	$3	$3
Interest cost on benefit obligation	28	27	43	72	72	73	21	26	29
Expected return on plan assets	(44)	(41)	(38)	(94)	(87)	(86)	(21)	(20)	(20)
Amortization of net actuarial loss	4	7	3	40	35	41	14	16	8
Amortization of prior service benefit	(12)	(12)	(3)	(1)	(1)	(2)	(26)	(14)	(15)
Net periodic benefit cost (benefit)	18	22	38	49	49	60	(9)	11	5
Curtailments and settlements	(1)	—	—	—	—	(3)	—	—	(13)
Total periodic benefit cost (benefit)	$17	$22	$38	$49	$49	$57	$(9)	$11	$(8)
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss
Net actuarial (gain) loss	$31	$(25)	$47	$40	$42	$171	$12	$(10)	$125
Amortization of net actuarial loss	(4)	(7)	(3)	(40)	(35)	(41)	(14)	(16)	(8)
Prior service cost (benefit)	—	—	(114)	6	—	—	(194)	—	—
Amortization of prior service benefit	12	12	3	1	1	2	26	14	15
Foreign currency	—	—	—	11	11	17	—	—	—
Total recognized in other comprehensive (income) loss	$39	$(20)	$(67)	$18	$19	$149	$(170)	$(12)	$132
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	$56	$2	$(29)	$67	$68	$206	$(179)	$(1)	$124

Defined benefit plan assets by fair value hierarchy
The following table presents the fair value of non-U.S. Defined Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011:

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$15	$6	$9	$—
Equity	774	220	554	—
Fixed Income	858	64	794	—
Other Investments	37	—	37	—
Total assets measured at fair value	$1,684	$290	$1,394	$—

The following table presents the fair value of U.S. Post-Retirement Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011.

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$14	$2	$12	$—
Equity	175	61	114	—
Fixed Income	54	2	52	—
Other Investments	15	—	—	15
Total assets measured at fair value	$258	$65	$178	$15

The following table presents the fair value of non-U.S. Defined Benefit Plans assets classified under the appropriate level of the fair value hierarchy as of October 31, 2011:

		Fair Value Measurement at October 31, 2011 Using
	October 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in millions)
Cash and Cash Equivalents	$15	$6	$9	$—
Equity	774	220	554	—
Fixed Income	858	64	794	—
Other Investments	37	—	37	—
Total assets measured at fair value	$1,684	$290	$1,394	$—

Change in fair value of plan assets
Funded status.    As of October 31, 2011 and 2010, the funded status of the defined benefit and post-retirement benefit plans was:

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Change in fair value of plan assets:
Fair value — beginning of year	$538	$482	$1,598	$1,475	$263	$251
Actual return on plan assets	37	68	35	115	18	35
Employer contributions	30	30	59	47	—	1
Participants' contributions	—	—	7	2	—	—
Benefits paid	(27)	(42)	(46)	(57)	(23)	(24)
Currency impact	—	—	31	16	—	—
Fair value — end of year	$578	$538	$1,684	$1,598	$258	$263

Change in benefit obligation

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Change in benefit obligation:
Benefit obligation — beginning of year	$575	$548	$1,742	$1,610	$502	$490
Service cost	42	41	32	30	3	4
Interest cost	28	27	72	72	21	26
Participants' contributions	—	—	7	2	—	—
Plan amendment	—	—	6	—	(194)	—
Actuarial (gain) loss	21	3	(20)	79	8	4
Benefits paid	(29)	(44)	(46)	(57)	(21)	(22)
Curtailments	—	—	—	(9)	—	—
Currency impact	—	—	37	15	—	—
Benefit obligation — end of year	$637	$575	$1,830	$1,742	$319	$502
Overfunded (underfunded) status of PBO	$578	$538	$1,684	$1,598	$258	$263

Amounts recognized in the consolidated balance sheet

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Amounts recognized in the consolidated balance sheet consist of:
Other assets	$—	$—	$18	$12	$—	$—
Employee compensation and benefits	(2)	(2)	—	—	—	—
Retirement and post-retirement benefits	(57)	(35)	(164)	(156)	(61)	(239)
Net asset (liability)	$(59)	$(37)	$(146)	$(144)	$(61)	$(239)

Amounts recognized in accumulated other comprehensive income (loss)

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		U.S. Post-Retirement Benefit Plans
	2011	2010	2011	2010	2011	2010
Amounts Recognized in Accumulated Other Comprehensive Income (loss):
Actuarial (gains) losses	$66	$39	$524	$513	$188	$191
Prior service costs (benefits)	(91)	(103)	(9)	(16)	(253)	(86)
Total	$(25)	$(64)	$515	$497	$(65)	$105

Amounts in accumulated other comprehensive income expected to be recognized as components of net expense during the next fiscal year
The amounts in accumulated other comprehensive income expected to be recognized as components of net expense during 2012 are as follows:

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post-Retirement Benefit Plans
	(in millions)
Amortization of net prior service cost (benefit)	$(12)	$(1)	$(35)
Amortization of actuarial net loss (gain)	$7	$43	$16

Defined benefit plans assets measured at fair value using significant unobservable inputs (level 3)
For U.S. Defined Benefit Plans assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	Years Ended October 31.
	2011	2010
Balance, beginning of year	$29	$32
Realized gains	8	6
Unrealized gains/(losses)	(3)	—
Purchases, sales, issuances, and settlements	—	—
Transfers in (out)	(8)	(9)
Balance, end of year	$26	$29

For U.S. Post-Retirement Benefit Plans assets measured at fair value using significant unobservable inputs (level 3), the following table summarizes the change in balances during 2011 and 2010:

	Years Ended October 31,
	2011	2010
Balance, beginning of year	$16	$19
Realized gains	5	3
Unrealized gains/(losses)	(2)	—
Purchases, sales, issuances, and settlements	—	—
Transfers in (out)	(4)	(6)
Balance, end of year	$15	$16

Assumptions used to calculate the net periodic cost and benefit obligation
Assumptions used to calculate the net periodic cost in each year were as follows:

	For years ended October 31,
	2011	2010	2009
U.S. defined benefit plans:
Discount rate	5.0%	5.25%	8.5%
Average increase in compensation levels	3.5%	3.5%	3.5%
Expected long-term return on assets	8.25%	8.5%	8.5%
Non-U.S. defined benefit plans:
Discount rate	2.0-5.25%	2.25-5.75%	2.25-6.5%
Average increase in compensation levels	2.5-3.75%	2.5-3.75%	2.5-4.0%
Expected long-term return on assets	4.0-6.75%	4.25-7.0%	4.5-7.25%
U.S. post-retirement benefits plans:
Discount rate	5.5%	5.5%	8.5%
Expected long-term return on assets	8.25%	8.5%	8.5%
Current medical cost trend rate	10.0%	10.0%	10.0%
Ultimate medical cost trend rate	4.75%	5.0%	5.0%
Medical cost trend rate decreases to ultimate rate in year	2025	2019	2018

Assumptions used to calculate the benefit obligation were as follows:

	As of the Years Ending October 31,
	2011	2010
U.S. defined benefit plans:
Discount rate	4.5%	5.0%
Average increase in compensation levels	3.5%	3.5%
Expected long-term return on assets	8.0%	8.25%
Non-U.S. defined benefit plans:
Discount rate	2.0-5.5%	2.0-5.25%
Average increase in compensation levels	2.5-3.25%	2.5-3.75%
Expected long-term return on assets	4.0-6.5%	4.0-6.75%
U.S. post-retirement benefits plans:
Discount rate	4.75%	5.5%
Expected long-term return on assets	8.0%	8.25%
Current medical cost trend rate	9.0%	10.0%
Ultimate medical cost trend rate	4.5%	4.75%
Medical cost trend rate decreases to ultimate rate in year	2026	2025

Schedule of expected benefit payments
The following table presents expected future benefit payments for the next 10 years.

	U.S. Defined Benefit Plans	Non-U.S. Defined Benefit Plans	U.S. Post-Retirement Benefit Plans
	(in millions)
2012	$52	$47	$26
2013	$55	$50	$26
2014	$55	$52	$26
2015	$55	$57	$27
2016	$56	$62	$27
2017 - 2021	$241	$404	$130

Combined projected benefit obligation, accumulated benefit obligations and fair value of plan assets
The table below presents the combined projected benefit obligation ("PBO"), accumulated benefit obligation ("ABO") and fair value of plan assets, grouping plans using comparisons of the PBO and ABO relative to the plan assets as of October 31, 2011 or 2010.

	2011		2010
	Benefit Obligation		Benefit Obligation
		Fair Value of Plan Assets		Fair Value of Plan Assets
	PBO		PBO
	(in millions)
U.S. defined benefit plans where PBO exceeds the fair value of plan assets	$637	$578	$575	$538
U.S. defined benefit plans where fair value of plan assets exceeds PBO	—	—	—	—
Total	$637	$578	$575	$538
Non-U.S. defined benefit plans where PBO exceeds or is equal to the fair value of plan assets	$1,760	$1,598	$1,669	$1,513
Non-U.S. defined benefit plans where fair value of plan assets exceeds PBO	70	86	73	85
Total	$1,830	$1,684	$1,742	$1,598

	ABO		ABO
U.S. defined benefit plans where ABO exceeds the fair value of plan assets	$624	$578	$568	$538
U.S. defined benefit plans where the fair value of plan assets exceeds ABO	—	—	—	—
Total	$624	$578	$568	$538
Non-U.S. defined benefit plans where ABO exceeds or is equal to the fair value of plan assets	$1,699	$1,598	$1,602	$1,513
Non-U.S. defined benefit plans where fair value of plan assets exceeds ABO	67	86	70	85
Total	$1,766	$1,684	$1,672	$1,598

GUARANTEES (Tables)	12 Months Ended
Oct. 31, 2011
Guarantees [Abstract]
Standard Warranty
A summary of the standard warranty accrual activity is shown in the table below. The standard warranty accrual balances are held in other accrued and other long-term liabilities.

	October 31,
	2011	2010
	(in millions)
Balance as of October 31, 2010 and 2009	$45	$28
Reserve acquired upon close of Varian acquisition	—	13
Accruals for warranties issued during the period	61	57
Changes in estimates	11	(4)
Settlements made during the period	(67)	(49)
Balance as of October 31, 2011 and 2010	$50	$45

LONG-TERM DEBT (Tables)	12 Months Ended
Oct. 31, 2011
Debt Disclosure [Abstract]
Schedule of Interest Rate Swaps pertaining to Senior Notes offered
The following table summarizes the company's long-term senior notes and the related interest rate swaps:

	October 31, 2011			October 31, 2010
	Amortized Principal	Swap	Total	Amortized Principal	Swap	Total
	(in millions)
2012 Senior Notes	$—	$—	$—	$250	$6	$256
2013 Senior Notes	250	—	250	249	—	249
2015 Senior Notes	499	24	523	499	37	536
2017 Senior Notes	598	31	629	598	35	633
2020 Senior Notes	498	32	530	498	18	516
Total	$1,845	$87	$1,932	$2,094	$96	$2,190

STOCKHOLDERS' EQUITY (Tables)	12 Months Ended
Oct. 31, 2011
Stockholders' Equity Note [Abstract]
Accumulated other comprehensive income
The following table summarizes the components of our accumulated other comprehensive income as of October 31, 2011 and 2010, net of tax effect:

	October 31,
	2011	2010
	(in millions)
Unrealized gain on equity securities, net of $(8) of tax for 2011 and 2010	$(6)	$(2)
Foreign currency translation, net of $(102) of tax for 2011 and 2010	452	358
Unrealized losses on defined benefit plans, net of tax of $84 and $88 for 2011 and 2010, respectively	(331)	(442)
Unrealized gains (losses) on derivative instruments, net of tax of $(2) and $(1) for 2011 and 2010, respectively	1	(2)
Total accumulated other comprehensive income	$116	$(88)

SEGMENT INFORMATION (Tables)	12 Months Ended
Oct. 31, 2011
Segment Reporting [Abstract]
Segment profitability
The profitability of each of the segments is measured after excluding restructuring and asset impairment charges, investment gains and losses, interest income, interest expense, acquisition and integration costs, non-cash amortization and other items as noted in the reconciliations below.

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total Segments
	(in millions)
Year ended October 31, 2011:
Total segment revenue	$1,515	$1,518	$277	$3,316	$6,626
Varian acquisition deferred revenue fair value adjustment	$(4)	$(7)	—	—	$(11)
Total net revenue	$1,511	$1,511	$277	$3,316	$6,615
Income from operations	$202	$313	$35	$760	$1,310
Depreciation expense	$24	$28	$15	$75	$142
Share-based compensation expense	$16	$17	$4	$36	$73
Year ended October 31, 2010:					—
Total segment revenue	$1,226	$1,200	$253	$2,784	$5,463
Varian acquisition deferred revenue fair value adjustment	$(15)	$(4)	$—	$—	$(19)
Total net revenue	$1,211	$1,196	$253	$2,784	$5,444
Income from operations	$203	$279	$18	$438	$938
Depreciation expense	$22	$24	$12	$66	$124
Share-based compensation expense	$13	$13	$4	$34	$64
Year ended October 31, 2009:					—
Total net revenue	$988	$844	$231	$2,418	$4,481
Income from operations	$160	$216	$14	$1	$391
Depreciation expense	$16	$14	$11	$71	$112
Share-based compensation expense	$14	$12	$4	$36	$66

Reconciliation of segment results to total enterprise results
The following table reconciles reportable segments' income from operations to Agilent's total enterprise income before taxes:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Total reportable segments' income from operations	$1,310	$938	$391
Restructuring related costs	(2)	(65)	(252)
Asset Impairments	(9)	(19)	(44)
Transformational programs	(51)	(39)	—
Amortization of intangibles	(113)	(77)	(45)
Retirement plans net curtailment and settlement	1	—	16
Acquisition and integration costs	(54)	(102)	—
Varian acquisition related fair value adjustments	(9)	(51)	—
Other	(2)	(19)	(19)
Interest Income	14	20	29
Interest Expense	(86)	(96)	(88)
Gain on sale of network solutions division, net	—	132	—
Other income (expense), net	33	70	19
Income before taxes, as reported	$1,032	$692	$7

Assets and capital expenditures directly managed by each segment
The following table presents assets and capital expenditures directly managed by each segment. Unallocated assets primarily consist of cash, cash equivalents, accumulated amortization of other intangibles, the valuation allowance relating to deferred tax assets and other assets.

	Life Sciences	Chemical Analysis	Diagnostics and Genomics	Electronic Measurement	Total Segments
	(in millions)
As of October 31, 2011:
Assets	$1,479	$1,772	$358	$2,156	$5,765
Capital expenditures	$33	$23	$8	$124	$188
As of October 31, 2010:
Assets	$1,168	$1,635	$396	$2,245	$5,444
Capital expenditures	$25	$15	$5	$76	$121

The following table reconciles segment assets to Agilent's total assets:

	October 31,
	2011	2010
	(in millions)
Total reportable segments' assets	$5,765	$5,444
Cash, cash equivalents and short-term investments	3,527	4,199
Prepaid expenses	107	118
Investments	114	135
Long-term and other receivables	221	283
Other, including valuation allowance	(677)	(483)
Total assets	$9,057	$9,696

Revenue and assets by geographic areas
The following table presents summarized information for net revenue and long-lived assets by geographic region for continuing operations. Long lived assets consist of property, plant, and equipment, long-term receivables and other long-term assets excluding intangible assets. The rest of the world primarily consists of Southeast Asia and Europe.

	United States	China	Japan	Rest of the World	Total
	(in millions)
Net revenue:
Year ended October 31, 2011	$2,016	$1,035	$700	$2,864	$6,615
Year ended October 31, 2010	$1,760	$744	$549	$2,391	$5,444
Year ended October 31, 2009	$1,495	$598	$476	$1,912	$4,481

	United States	Japan	Rest of the World	Total
	(in millions)
Long-lived assets:
October 31, 2011	$567	$170	$551	$1,288
October 31, 2010	$654	$180	$515	$1,349

OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $)	12 Months Ended
	Oct. 31, 2011 reporting_unit M	Oct. 31, 2011 segment Y	Oct. 31, 2010	Oct. 31, 2009	May 19, 2010	May 01, 2010
Accounting Policies [Abstract]
Varian business acquisition completion date			2010-05-14
Varian total purchase price			$ 1,507,000,000
Varian cash per share (in dollars per share)			$ 52
Percent of target for Varian's non-vested restricted stock awards, non-vested performance shares			100.00%
Sales price of Agilent micor GC business and the Varian laboratory GC business, the triple quadruple GC-MS business and ICP-MS (in dollars)					33,000,000
Sale price Network Solutions Division						160,000,000
Net gain on sale of Network Solutions Division		0	132,000,000	0
Disposal Group, Hycor Biomedical Inc., description and timing of disposal	Feb 2, 2010	Feb 2, 2010
Share-based compensation		73,000,000	66,000,000	71,000,000
Previous number of reporting units	3	3
Number of operating segments	4	4
Purchased intangible assets useful life range minimum (in months)	6	6
Purchased intangible assets useful life range maximum (in years)	15	15
Advertising costs expensed as incurred		55,000,000	45,000,000	36,000,000
Cash and cash equivalents held outside the U.S.	3,400,000,000	3,400,000,000
Restricted cash and cash equivalents	0	0	1,600,000,000
Fair value of our long-term and short-term debt exceeeds the carrying value		140,000,000
Maximum percentage of accounts receivable a single customer accounts for	less than 10 percent	less than 10 percent	less than 10 percent
Hedging contracts general maturity	12 months	12 months
Property, plant and equipment useful life range minimum (in years)	3	3
Property, plant and equipment useful life range maximum (in years)	10	10
Operating leases original term minimum	1 year	1 year
Operating leases original term maximum	20 years	20 years
Lease renewal options	6 years	6 years
Software depreciation range minimum	3 years	3 years
Software depreciation range maximum	5 years	5 years
Employee compensation and benefits accrued	144,000,000	144,000,000	142,000,000
Foreign currency translation net gain (Ioss)		$ (1,000,000)	$ (1,000,000)	$ (1,000,000)

ACQUISITION OF VARIAN (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2010	Oct. 31, 2009	May 14, 2010 Business Acquisition Varian [Member]
Business Combinations [Abstract]
Varian business acquisition completion date	2010-05-14
Varian Revenue from acquisition	$ 320
Varian business acquisition agreement date	2009-07-26
Varian total purchase price	1,507
Cash price per share of Varian's outstanding common stock (in dollars per share)	$ 52
Acquisition cost of Varian's vested in-the money stock options	17
Acquisition costs of Varian's non-vested in-the-money stock options	12
Percent of target for Varian's non-vested restricted stock awards, non-vested performance shares	100.00%
Issuance date of Senior Notes funding Varian acquisition	September 2009
Deferred tax liability for future amortization of intangibles	138
Purchase Price Allocations [Abstract]
Cash and cash equivalents			226
Accounts receivable			138
Inventories			170
Other current assets			47
Property, plant and equipment			126
Intangible assets			417
Other assets			13
Goodwill			787
Total assets acquired			1,924
Accounts payable			(65)
Employee compensation and benefits			43
Deferred revenue			(30)
Other accrued liabilities			(72)
Long-term debt			(15)
Retirement and post-retirement benefits			(18)
Other long-term liabilities			(157)
Net assets acquired			1,524
Business Acquisition, Pro Forma Information [Abstract]
Net revenue - Pro forma operating results as if Varian had been included in Company's Statement of Operations	5,871	5,258
Net income - Pro forma operating results as if Varian had been included in Company's Statement of Operations	$ 648	$ (192)
Net income (loss) per share - basic - Pro forma operating results as if Varian had been included in con Company's Statement of Operations	$ 1.87	$ (0.55)
Net income (loss) per share - diluted - Pro forma operating results as if Varian had been included in con Company's Statement of Operations	$ 1.84	$ (0.55)

ACQUISITION OF VARIAN Acquired Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2010	May 14, 2010 Total Amortizable Intangible Assets [Member]	May 14, 2010 Purchased Technology [Member] Y	May 14, 2010 Customer Relationships [Member] Y	May 14, 2010 Trademarks/Trade Name [Member] Y	May 14, 2010 Backlog [Member] Y	May 14, 2010 In Process R And D [Member]
Finite-Lived Intangible Assets [Line Items]
Fair Value			$ 221	$ 157	$ 10	$ 9
Intangible assets		397
Estimated useful life (years) range maximum			7	10		1
Estimated useful life (years)					1.5
Estimated useful life (years) range minimum			1	2		0.5
In-process research and development							20
Acquisition and integration costs for Varian merger	$ 102

SHARE-BASED COMPENSATION General Disclosures (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Share-based Compensation [Abstract]
Compensation percentage maximum eligible contribution to purchase shares of common stock (in hundredths)	10.00%
ESPP plan purchase price	85.00%
Common stock shares authorized and available for issuance under our ESPP (in shares)	33,577,991
Aggregate participant contributions	$ 24
Automatic annual increase in shares authorized for issuance in ESPP, without the Board of Directors determined amount, percentage (in hundredths)	1.00%
Maximum number of shares issued under the ESPP (in shares)	75,000,000
ESPP employee purchases	$ 43	$ 40	$ 52
ESPP Employee purchased shares (in shares)	1,205,431	1,577,388	3,007,747
Common stock issuable under the 2009 Plan (in shares)	25,000,000
Term of the 2009 Stock Plan (in years)	term of ten years
Common stock available for future awards under the 2009 Stock Plan (in shares)	20,699,753
Percentage which rate options generally vest per year (in hundredths)	0.25
Number of years from the date of grant generally vest (in years)	4 years
Maximum contractual term (in years)	10 years
Percentage market value of the common stock option exercise price is generally not less than (in hundredths)	100.00%
Time period after which participants of the performance stock award plan are entitled to receive unrestricted share of the company's stock, if specified performance targets are met	3 years
Minimum final share award percentage of the target award based on performance metrics (in hundredths)	0.00%
Maximum final share award percentage of the target award based on performance metrics (in hundredths)	200.00%
Percentage rate restricted stock units generally vest per year (in hundredths)	25.00%
ESPP eligible employee common stock purchase price ratio	85.00%

SHARE-BASED COMPENSATION Allocated Share-based compensation expense (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-based compensation expense	$ 73	$ 66	$ 71
Weighted per share average grant date fair value of options granted (per share)	$ 12.48	$ 9.81	$ 5.77
Incremental expense for the acceleration of share-based compensation related to the announced workforce reduction plan		2	5
Time period which employees have to exercise options related to the workforce reduction before such options are cancelled (in months)	three months
Expense reversal for the cancellation of non-vested awards related to the separation of a senior executive		3
Cost of Products and Services [Member]
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-based compensation expense	16	14	14
Research and Development [Member]
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-based compensation expense	10	10	11
Selling, General, and Administrative [Member]
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Share-based compensation expense	$ 47	$ 42	$ 46

SHARE-BASED COMPENSATION Fair Value Assumptions (Details)	12 Months Ended
	Oct. 31, 2011 Y	Oct. 31, 2010 Y	Oct. 31, 2009 Y
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average risk-free interest rate (in hundredths)	1.49%	2.19%	2.31%
Dividend yield (in hundredths)	0.00%	0.00%	0.00%
Weighted average volatility (in hundredths)	35.00%	37.00%	32.00%
Expected life (in years)	5.8	4.4	4.4
Prior maximum exercise period, retirement eligible employees (in years)	3 years
New maximum exercise period, retirement eligible employees (in years)	10 years
LTPP [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility of Agilent shares (in hundredths)	40.00%	39.00%	33.00%
Volatility of selected peer-company shares minimum (in hundredths)	20.00%	20.00%	17.00%
Volatility of selected peer-company shares maximum (in hundredths)	76.00%	80.00%	62.00%
Price-wise correlation with selected peers (in hundredths)	55.00%	53.00%	35.00%

SHARE-BASED COMPENSATION Stock Option Activity (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding [Roll Forward]
Outstanding, beginning balance (in shares)	22,644
Granted (in shares)	1,342
Exercised (in shares)	(9,738)
Options Cancelled/Forfeited/Expired (in shares)	(1,177)
Outstanding, ending balance (in shares)	13,071
Forfeited and expired options from total cancellations [Abstract]
Forfeited (in shares)	12
Expired (in shares)	1,165
Options Cancelled/Forfeited/Expired (in shares)	1,177
Share-based Compensation Arrangement by Share-based Payment Award, Options, Additional Disclosures [Abstract]
Weighted-average exercise price per share, beginning of period (in dollars per share)	$ 28
Weighted-average exercise price per share, granted (in dollars per share)	$ 35
Weighted-average exercise price per share, exercised (in dollars per share)	$ 27	$ 25	$ 20
Weighted-average exercise price per share, cancelled, expired and forfeited (in dollars per shares)	$ 42
Weighted-average exercise price per share, end of period (in dollars per share)	$ 28
Share-based Compensation Arrangement by Share-based Payment Award, Options forfeited and expired, Additional Disclosures [Abstract]
Weighted-average exercise price per share, forfeited (in dollars per share)	$ 29
Weighted-average exercise price per share, expired (in dollars per share)	$ 43
Weighted-average exercise price per share, total options cancelled (in dollars per share)	$ 42

SHARE-BASED COMPENSATION Shares Authorized by Exercise Price Range (Details) (USD $)	12 Months Ended
	Oct. 31, 2011 Y	Oct. 31, 2010	Oct. 31, 2009
Sharebased Compensation Arrangement By Sharebased Payment Award Stock Option Plan By Exercise Price Range [Abstract]
Number Outstanding (in shares)	13,071,000
Weighted Average Remaining Contractual Life (in years)	4.7
Weighted Average Exercise Price (in dollars per share)	$ 28
Aggregate Intrinsic Value	$ 125,504,000
Number Exercisable (in shares)	9,570,000
Weighted Average Remaining Contractual Life (in years)	3.4
Weighted Average Exercise Price (in dollars per share)	$ 27
Aggregate Intrinsic Value	97,646,000
Closing stock price basis for aggregate intrinsic value (in dollars per share)	$ 37.07
In-the-money awards exercisable (in shares)	9,000,000
Options exercised in period aggregate intrinsic value	164,738,000	72,325,000	7,836,000
Options exercised in period aggregate weighted average exercise price (in dollars per share)	$ 27	$ 25	$ 20
Black-Scholes valuation of options granted in the period (in dollars per share)	$ 12.48	$ 9.81	$ 5.77
Unrecognized share-based compensation costs for outstanding stock option awards, net of expected foreitures	12,000,000
Weighted-average period unrecognized share-based compensation costs for outstanding stock option awards, expected amortization period (in years)	2.4
Amount of cash received from the exercise of share-based awards granted	304,000,000	299,000,000	71,000,000
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range 01 [Member]
Sharebased Compensation Arrangement By Sharebased Payment Award Stock Option Plan By Exercise Price Range [Abstract]
Minimum price of options outstanding, end of the period (in dollars per share)	$ 0
Maximum price of options outstanding, end of the period (in dollars per share)	$ 25
Number Outstanding (in shares)	4,353,000
Weighted Average Remaining Contractual Life (in years)	3.4
Weighted Average Exercise Price (in dollars per share)	$ 19
Aggregate Intrinsic Value	79,658,000
Number Exercisable (in shares)	3,563,000
Weighted Average Remaining Contractual Life (in years)	2.6
Weighted Average Exercise Price (in dollars per share)	$ 19
Aggregate Intrinsic Value	64,884,000
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range 02 [Member]
Sharebased Compensation Arrangement By Sharebased Payment Award Stock Option Plan By Exercise Price Range [Abstract]
Minimum price of options outstanding, end of the period (in dollars per share)	$ 25.01
Maximum price of options outstanding, end of the period (in dollars per share)	$ 30
Number Outstanding (in shares)	1,606,000
Weighted Average Remaining Contractual Life (in years)	7.2
Weighted Average Exercise Price (in dollars per share)	$ 29
Aggregate Intrinsic Value	13,603,000
Number Exercisable (in shares)	456,000
Weighted Average Remaining Contractual Life (in years)	5.1
Weighted Average Exercise Price (in dollars per share)	$ 29
Aggregate Intrinsic Value	4,125,000
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range 03 [Member]
Sharebased Compensation Arrangement By Sharebased Payment Award Stock Option Plan By Exercise Price Range [Abstract]
Minimum price of options outstanding, end of the period (in dollars per share)	$ 30.01
Maximum price of options outstanding, end of the period (in dollars per share)	$ 40
Number Outstanding (in shares)	7,112,000
Weighted Average Remaining Contractual Life (in years)	4.8
Weighted Average Exercise Price (in dollars per share)	$ 33
Aggregate Intrinsic Value	32,243,000
Number Exercisable (in shares)	5,551,000
Weighted Average Remaining Contractual Life (in years)	3.8
Weighted Average Exercise Price (in dollars per share)	$ 33
Aggregate Intrinsic Value	28,637,000
Share Based Compensation Shares Authorized Under Stock Option Plans Exercise Price Range 04 [Member]
Sharebased Compensation Arrangement By Sharebased Payment Award Stock Option Plan By Exercise Price Range [Abstract]
Minimum price of options outstanding, end of the period (in dollars per share)	$ 40.01
Number Outstanding (in shares)	0
Weighted Average Remaining Contractual Life (in years)	0
Weighted Average Exercise Price (in dollars per share)	$ 0
Aggregate Intrinsic Value	0
Number Exercisable (in shares)	0
Weighted Average Remaining Contractual Life (in years)	0
Weighted Average Exercise Price (in dollars per share)	$ 0
Aggregate Intrinsic Value	$ 0

SHARE-BASED COMPENSATION Non-vested award activity disclosure (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Oct. 31, 2011 Y	Oct. 31, 2010	Oct. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Outstanding beginning (in shares)	3,284
Granted (in shares)	1,594
Vested (in shares)	(1,322)
Forfeited (in shares)	(78)
FY2008 LTPP Incremental Issuance (in shares)	126
Outstanding ending (in shares)	3,604	3,284
Share-based Compensation Arrangement by Share-based Payment Award, Options, Additional Disclosures [Abstract]
Weighted Average Grant Date Fair Value, period beginning (in dollars per share)	$ 29
Grants in Period, Weighted Average Grant Date Fair Value (in dollars per share)	$ 37
Vested in Period, Weighted Average Grant Date Fair Value (in dollars per share)	$ 33
Foreited in Period, Weighted Average Grant Date Fair value (in dollars per share)	$ 33
FY2008 LTPP Incremental Issuance in Period, Weighted Average Grant Date Fair Value (in dollars per share)	$ 35
Weighted Average Grant Date Fair Value, period end (in dollars per share)	$ 31
Unrecognized share-based compensation costs for non-vested restricted stock awards, net of expected forfeitures	$ 50
Weighted-average period non-vested restricted stock awards are expected to be amortized over (in years)	2.5
Total fair value of restricted stock awards vested	$ 43	$ 35	$ 25

PROVISION FOR INCOME TAXES (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Provision (benefit) for income taxes [Abstract]
U.S. federal taxes - current	$ (1)	$ (40)	$ (20)
U.S. federal taxes - deferred	0	37	26
Non-U.S. taxes - current	(6)	145	20
Non-U.S. taxes - deferred	28	(141)	6
State taxes, net of federal benefit - current	(11)	12	10
State taxes, net of federal benefit - deferred	10	(5)	(4)
Total provision for income taxes	20	8	38
Deferred tax assets: [Abstract]
Inventory	30	36
Intangibles	0	0
Property, plant and equipment	0	4
Warranty reserves	16	14
Retiree medical benefits	14	43
Pension benefits	110	199
Employee benefits, other than retirement	84	96
Net operating loss capital loss and credit carryforwards	272	393
Unrealized gains/losses on investments	47	47
Unremitted earnings of foreign subsidiaries	0	0
Share-based compensation	48	51
Deferred revenue	18	93
Other	56	52
Subtotal	695	1,028
Tax valuation allowance	(369)	(527)
Total deferred tax assets or deferred tax liabilities	326	501
Deferred tax liabilities: [Abstract]
Inventory	0	0
Intangibles	82	132
Property, plant and equipment	32	16
Warranty reserves	0	1
Retiree medical benefits	0	2
Pension benefits	0	49
Employee benefits, other than retirement	0	0
Net operating loss capital loss and credit carryforwards	0	0
Unrealized gains/loss on investments	0	0
Unremmitted earnings of foreign subsidiaries	0	88
Share-based compensation	0	0
Deferred revenue	0	2
Other	36	3
Subtotal	150	293
Tax valuation allowance	0	0
Total deferred tax liabilities	150	293
Current and long term Deferred tax assets and liabilities [Abstract]
Current deferred tax assets (included within other current assets)	54	99
Long-term deferred tax assets (included within other assets)	168	190
Current deferred tax liabilities (included within other accrued liabilities)	(4)	(10)
Long-term deferred tax liabilities (included within other long-term liabilities)	(42)	(71)
Total	176	208
Valuation Allowance related to U.S. Jurisdiction	308
Federal net operating loss carryforwards	24
Tax credit carryforwards	121
Operating Loss Carryforwards, Expiration Dates	beginning 2021 through 2026
State net operating loss carryforwards	219
State Operating Loss Carryforward, Expiration Dates	beginning 2014 through 2031
State tax credit carryforwards that do not expire	6
Operating Loss Carryforwards, Limitations of Use	change of ownership limitations provided by the Internal Revenue Code and similar state provisions
Foreign net operating loss carryforwards	517
Portion of this foreign loss which will expire in years beginning 2012 through 2021	271
Balance of this foreign loss with an indefinite life	246
Unrecognized deferred tax benefits	194
Profit before tax times statutory rate	361	242	2
State income taxes, net of federal benefit	(1)	4	6
Non-U.S. income taxed at different rates	(153)	(98)	47
Change in previously unrecognized non-US tax benefits	(97)	32	(71)
Research credits	(5)	(1)	(7)
Hewlett Packard tax sharing agreement adjustment	(3)	(17)	0
Nondeductible goodwill	0	0	2
Nondeductible employee stock purchase plan expense	1	1	2
Other, net	1	7	11
Valuation allowances	(84)	(162)	46
Total provision for income taxes	20	8	38
Effective tax rate (in hundredths)	2.00%	1.00%	543.00%
Income (Loss) before Income taxes [Abstract]
U.S. operations	88	163	(226)
Non-U.S. operations	944	529	233
Income before taxes	1,032	692	7
Net tax benefit relating to release of U.K. valuation allowance		101
Increase in prior year tax reserves		32
Payment received on tax sharing agreement with Hewlett Packard		54
Net tax benefits relating primarily to lapses of statutes of limitations and tax settlements			71
The cumulative amount of undistributed earnings considered indefinitely reinvested	4,213
Impact of the tax holidays decreased income taxes as a result of the incentives	127	62	14
The benefit of the tax holidays on net income per share (diluted)	$ 0.36	$ 0.18	$ 0.04
Net tax benefit primarily associated with refund in Canada	97
Net tax benefit includes adjustment to reduce carry value for certain UK deferred tax assets	26
Interest and penalties related to unrecognized tax benefits accrued and reported	38	53.8
Interest and penalties relating to unrecognized tax benefits recognized	13.6	5.4
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance, beginning of year	656	930
Additions for acquisitions	0	15
Additions for tax positions related to the current year	41	46
Additions for tax positions from prior years	18	75
Reductions for tax positions from prior years	(170)	(284)
Settlements with taxing authorities	(67)	(119)
Statute of limitations expirations	(9)	(7)
Balance, end of year	$ 469	$ 656	$ 930
Tax years still open to audit in US	back to the year 2006
Income Tax Examination, Year(s) under Examination	Agilent's U.S. federal income tax returns for 2006 through 2007

NET INCOME (LOSS) PER SHARE (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Numerator: [Abstract]
Net income (loss)	$ 1,012	$ 684	$ (31)
Denominators: [Abstract]
Basic weighted average shares	347	347	346
Potentially dilutive common stock equivalents - stock options and other employeee stock plans	8	6	0
Diluted weighted average shares	355	353	346
Total number of share-based awards issued (in shares)	12	13	5
Options to purchase shares of common stock (in shares)	1	11	29

SUPPLEMENTAL CASH FLOW INFORMATION (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Supplemental Cash Flow Information [Abstract]
Net cash paid for income taxes	$ 22	$ 48	$ 113
Cash paid for interest	$ 95	$ 89	$ 88

INVENTORY (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Inventory, Net [Abstract]
Finished goods	$ 452	$ 338
Purchased parts and fabricated assemblies	446	378
Inventory	898	716
Inventory-related excess and obsolescence charges	$ 30	$ 30	$ 54

PROPERTY, PLANT AND EQUIPMENT, NET (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Property, Plant and Equipment [Abstract]
Land	$ 138	$ 137
Buildings and leasehold improvements	1,271	1,268
Machinery and equipment	833	793
Software	370	377
Total property, plant and equipment	2,612	2,575
Accumulated depreciation and amortization	(1,606)	(1,595)
Property, plant and equipment, net	1,006	980
Asset impairments other than restructuring	7	7	0
Depreciation expense	$ 142	$ 124	$ 112

GOODWILL AND OTHER INTANGIBLE ASSETS Roll forward (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Goodwill - Rollforward
Beginning Balance	$ 1,456	$ 655
Foreign currency translation impact and other adjustments	47	45
Indefinite-lived Intangible Assets, Written off Related to Sale of Business Unit		(38)
Goodwill arising from acquisitions	64	794
Ending Balance	1,567	1,456
Life Sciences [Member]
Goodwill - Rollforward
Beginning Balance	270	107
Foreign currency translation impact and other adjustments	3	4
Divestitures		(1)
Goodwill arising from acquisitions	46	160
Ending Balance	319	270
Chemical Analysis [Member]
Goodwill - Rollforward
Beginning Balance	747	151
Foreign currency translation impact and other adjustments	7	17
Divestitures		(24)
Goodwill arising from acquisitions	11	603
Ending Balance	765	747
Diagnostics and Genomics [Member]
Goodwill - Rollforward
Beginning Balance	41	16
Foreign currency translation impact and other adjustments	0	1
Divestitures		0
Goodwill arising from acquisitions	7	24
Ending Balance	48	41
Electronic Measurement [Member]
Goodwill - Rollforward
Beginning Balance	398	381
Foreign currency translation impact and other adjustments	37	23
Divestitures		(13)
Goodwill arising from acquisitions	0	7
Ending Balance	$ 435	$ 398

GOODWILL AND OTHER INTANGIBLE ASSETS Disclosures and Components of Other Intangibles (Details) (USD $) In Millions, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	$ 821	$ 772
Accumulated Amortization	392	278
Net Book Value	429	494
Purchased Technology [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	510	466
Accumulated Amortization	246	176
Net Book Value	264	290
Backlog [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	12	12
Accumulated Amortization	12	12
Net Book Value	0	0
Trademarks/Trade Name [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	40	39
Accumulated Amortization	20	13
Net Book Value	20	26
Customer Relationships [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	249	236
Accumulated Amortization	114	77
Net Book Value	135	159
Total Amortizable Intangible Assets [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	811	753
Accumulated Amortization	392	278
Net Book Value	419	475
In Process R And D [Member]
Schedule of Other Intangible Assets By Major Class [Abstract]
Gross Carrying Amount	10	19
Accumulated Amortization	0	0
Net Book Value	$ 10	$ 19

GOODWILL AND OTHER INTANGIBLE ASSETS Finite-Lived Assets and Future Amortization Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011 acquisition reporting_unit	Oct. 31, 2011 segment	Oct. 31, 2010	Oct. 31, 2009
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill arising from acquisitions		$ 64	$ 794
Adjustment to goodwill relating to deferred taxes form a prior acquisition		27
Additions to other intangibles		42	422
Foreign exchange translation impact		7
Number of operating segments	4	4
Previous number of reporting units	3	3
Number of acquisitions or business purchases	3	3
In-process research and development decrease		9
Reduction of goodwill due to divestitures			38
Other intangible assets due to divestiture		3	13
Reduction of other intangible assets due to divestiture			13
Amortization of intangible assets during the period		111	76	45
Future amortization expense for the first year following the current fiscal year-end		95
Future amortization expense for the second year following the current fiscal year-end		78
Future amortization expense for the third year following the current fiscal year-end		68
Future amortization expense for the fourth year following the current fiscal year-end		58
Future amortization expense for the fifth eyar following the current fiscal year-end		51
Future amortization thereafter		$ 79

INVESTMENTS (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Feb. 28, 2001	Oct. 31, 2011 funds	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2002
Long-Term [Abstract]
Cost method investments		$ 65	$ 80
Trading securities		49	52
Available-for-sale investments		3	10
Total		117	142
Number of special funds included in cost method investments		2
Schedule of Available-for-sale Securities [Line Items]
Cost		1	4
Gross Unrealized Gains		2	6
Gross Unrealized Losses		0	0
Estimated Fair Value		3	10
Amounts included in other income (expense), net [Abstract]
Available-for-sale investments - realized gain		6	2	1
Other than temporary impairment on investments		0	0	(9)
Net unrealized gains and losses on trading securities		1	6	(6)
Realized gains from the sale of cost method securities		0	0	1
Investments in Leases [Abstract]
Initial proceeds from sale of land	287
Prepaid rent received, leasehold interest					237
Investment in direct-financing leases		279	279
Long-term leasehold interest acquired, initial direct costs		4	4
Lease rent receivable, unearned income		202	205
Future minimum lease payments term, description		minimum lease payments are to be received in more than five years
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost		1	4
Gross Unrealized Gains		2	6
Gross Unrealized Losses		0	0
Estimated Fair Value		$ 3	$ 10

FAIR VALUE MEASUREMENTS, Fair value of assets and liabilities measured on a recurring basis (Details) (Fair Value, Measurements, Recurring [Member], USD $) In Millions, unless otherwise specified	Oct. 31, 2011
Assets, Short-term [Abstract]
Cash equivalents (money market funds)	$ 1,972
Derivative instruments (foreign exchange and interest rate swap contracts)	37
Assets, Long-term [Abstract]
Trading securities	49
Available-for-sale investments	3
Total assets measured at fair value	2,061
Liabilities, Short-term [Abstract]
Derivative instruments (foreign exchange contracts)	11
Liabilities, Long-term [Abstract]
Deferred compensation liability	46
Total liabilities measured at fair value	57
Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets, Short-term [Abstract]
Cash equivalents (money market funds)	1,972
Derivative instruments (foreign exchange and interest rate swap contracts)	0
Assets, Long-term [Abstract]
Trading securities	49
Available-for-sale investments	3
Total assets measured at fair value	2,024
Liabilities, Short-term [Abstract]
Derivative instruments (foreign exchange contracts)	0
Liabilities, Long-term [Abstract]
Deferred compensation liability	0
Total liabilities measured at fair value	0
Significant Other Observable Inputs (Level 2) [Member]
Assets, Short-term [Abstract]
Cash equivalents (money market funds)	0
Derivative instruments (foreign exchange and interest rate swap contracts)	37
Assets, Long-term [Abstract]
Trading securities	0
Available-for-sale investments	0
Total assets measured at fair value	37
Liabilities, Short-term [Abstract]
Derivative instruments (foreign exchange contracts)	11
Liabilities, Long-term [Abstract]
Deferred compensation liability	46
Total liabilities measured at fair value	57
Significant Unobservable Inputs (Level 3) [Member]
Assets, Short-term [Abstract]
Cash equivalents (money market funds)	0
Derivative instruments (foreign exchange and interest rate swap contracts)	0
Assets, Long-term [Abstract]
Trading securities	0
Available-for-sale investments	0
Total assets measured at fair value	0
Liabilities, Short-term [Abstract]
Derivative instruments (foreign exchange contracts)	0
Liabilities, Long-term [Abstract]
Deferred compensation liability	0
Total liabilities measured at fair value	$ 0

FAIR VALUE MEASUREMENTS FAIR VALUE MEASUREMENTS, Fair value of significant unobservable input (leve3) reconciliation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Carrying amount [Member]
Long -Lived Assets [Abstract]
Long-lived assets held and used	$ 8	$ 42
Long-lived assets held for sale	4	30
Fair value [Member]
Long -Lived Assets [Abstract]
Long-lived assets held and used	1	30
Long-lived assets held for sale	3	16
Fair Value, Measurements, Recurring [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, beginning of period	0	6
Realized losses related to amortization of premium	0	(1)
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Gain (Loss) Included in Other Comprehensive Income (Loss)	0	0
Realized losses related to investment impairments	0	0
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Asset, Purchases, Sales, Issuances, Settlements	0	(3)
Transfers into level 3	0	0
Transfers out of level 3	0	(2)
Balance, end of period	0	0
Total losses included in net income attributable to change in unrealized losses relating to assets still held at the reporting date, reported in interest and other income, net	0	0
Fair Value, Measurements, Nonrecurring [Member]
Long -Lived Assets [Abstract]
Impairment long-lived assets held and used	7	12
Impairment long-lived assets held for sale	$ 1	$ 14

DERIVATIVES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011 contracts	Aug. 09, 2011 contracts	Jun. 06, 2011 contracts	Nov. 25, 2008 contracts
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Fair value hedges, effectiveness description	fair value hedges are 100 percent effective, and there is no impact on earnings due to hedge ineffectiveness
Number of Interest Rate Swap Contracts Designated as Fair Value	4
Types of Items Hedged by Interest Rate Swaps	2012 senior notes
Description of Discontinuation of Interest Rate Swaps	On November��25, 2008, we terminated two interest rate swap contracts associated with our 2017 senior notes. On June��6, 2011, we also terminated five interest rate swap contracts associated with our 2015 senior notes. On August��9, 2011, we terminated five interest rate swap contracts related to our 2020 senior notes.
Notional Amount of Interest Rate Swaps Designated as Fair Value Hedges	$ 250
Number of Interest Rate Swap Contracts Designated as Fair Value Hedges Terminated		5	5	2
Notional Amount of Terminated Interest Rate Swaps		500	500	400
Asset Value of Terminated Interest Rate Swaps		34	31	43
Amount to be amortized on terminated interest rate swaps associated with 2017 senior notes	31
Amount to be amortized on terminated interest rate swaps associated with 2015 senior notes	24
Amount to be amortized on terminated interest rate swaps associated with 2020 senior notes	$ 32
Amortization Period of Deferred Gain (Loss) on Discontinuation of Interest Rate Fair Value Hedge	The proceeds were reorded as operating cash flows and the gain is being deferred and amortized over the remaining lif of the 2015, 2017, and 2020 senior notes
Length of Time Hedged in Foreign Currency Cash Flow Hedge	between one and twelve months

DERIVATIVES, Disclosures and derivative instrument aggregated notional amounts by currency and designations (Details) (USD $) In Millions, unless otherwise specified	Oct. 31, 2011
Forward Contracts Buy/(Sell) [Member] | Derivatives Not Designated as Hedging Instruments [Member]
Derivative [Line Items]
Euro - Buy	$ 211
British Pound - Buy	117
Canadian Dollar - Buy	25
Australian Dollar - Buy	48
Malaysian Ringgit - Buy	33
Japanese Yen - Buy	56
Other Currency - Buy	16
Total notional amount	506
Derivatives Designated as Hedging Instruments [Member] | Forward Contracts Buy/(Sell) [Member]
Derivative [Line Items]
Euro - Sell	(33)
British Pound - Sell	(22)
Canadian Dollar - Sell	(41)
Australian Dollar - Buy	28
Malaysian Ringgit - Buy	118
Japanese Yen - Sell	(53)
Other Currency - Buy	5
Total notional amount	2
Derivatives Designated as Hedging Instruments [Member] | Option Contracts Buy/(Sell) [Member]
Derivative [Line Items]
Euro - Buy	0
British Pound - Buy	0
Canadian Dollar - Buy	0
Australian Dollar - Buy	0
Malaysian Ringgit - Buy	0
Japanese Yen - Sell	(124)
Other Currency - Buy	0
Total notional amount	$ (124)

DERIVATIVES, Fair value of derivative instruments and Consolidated Balance Sheet location (Details) (USD $) In Millions, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	$ 37	$ 85
Derivative Liability, Fair Value	11	22
Derivatives Designated as Hedging Instrument [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	10	74
Derivative Liability, Fair Value	3	15
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Other Current Assets [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	27	11
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Other Accrued Liabilities [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Liability, Fair Value	8	7
Cash Flow Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Other Current Assets [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	7	13
Cash Flow Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Other Accrued Liabilities [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Liability, Fair Value	3	15
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Assets [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	0	61
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Current Assets [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Asset, Fair Value	3	0
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Long-Term Liabilities [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Liability, Fair Value	0	0
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Contracts [Member] | Other Accrued Liabilities [Member]
Derivative, Fair Value, Net [Abstract]
Derivative Liability, Fair Value	$ 0	$ 0

DERIVATIVES, Effect of derivative instruments on Consolidated Statement of Operations (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Derivative [Line Items]
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months	$ (3)
Foreign exchange forward contracts designated as cash flow hedge (in units)	136
Foreign exchange option contracts designated as cash flow hedge (in units)	7
Foreign exchange forward contracts not designated as hedges (in units)	207
Derivatives Not Designated as Hedging Instruments [Member] | Other income (expense) [Member]
Derivative [Line Items]
Derivative Instruments, Gain (Loss) Recognized in Income, Net	13	(14)	82
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Expense [Member]
Derivative [Line Items]
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	(3)	(57)	(33)
Fair Value Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Interest Rate Swap Contracts [Member] | Interest Expense [Member]
Derivative [Line Items]
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	27	78	35
Cash Flow Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Accumulated Other Comprehensive Income [Member]
Derivative [Line Items]
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	0	4	1
Cash Flow Hedges [Member] | Derivatives Designated as Hedging Instrument [Member] | Foreign Exchange Contracts [Member] | Cost of Sales [Member]
Derivative [Line Items]
Derivative Instruments, Gain (Loss) Reclassified from OCI into Income, Effective Portion, Net	$ (5)	$ 7	$ (23)

RESTRUCTURING COSTS, ASSET IMPAIRMENTS AND OTHER SPECIAL CHARGES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans
Beginning Balance	$ 35	$ 69	$ 10
Income statement expense	2	64	267
Asset impairments/inventory charges	0	(6)	(36)
Cash payments	(22)	(92)	(172)
Ending Balance	15	35	69
Summary of charges/(income) resulting from all restructuring plans [Abstract]
Cost of products and services	0	8	77
Research and development	0	3	35
Selling, general and administrative	2	53	155
Total restructuring, asset impairments and other special charges	2	64	267
Workforce Reduction [Member]
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans
Beginning Balance	8	49	0
Income statement expense	1	39	202
Asset impairments/inventory charges	0	0	0
Cash payments	(9)	(80)	(153)
Ending Balance	0	8	49
Consolidation of Excess Facilities [Member]
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans
Beginning Balance	26	19	10
Income statement expense	1	19	18
Asset impairments/inventory charges	0	0	0
Cash payments	(12)	(12)	(9)
Ending Balance	15	26	19
Impairment of Building and Purchased Intangible Assets [Member]
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans
Beginning Balance	0	0	0
Income statement expense	0	6	27
Asset impairments/inventory charges	0	(6)	(27)
Cash payments	0	0	0
Ending Balance	0	0	0
Special Charges Related to Inventory [Member]
A summary of the charges in the consolidated statement of operations resulting from all restructuring plans
Beginning Balance	1	1	0
Income statement expense	0	0	20
Asset impairments/inventory charges	0	0	(9)
Cash payments	(1)	0	(10)
Ending Balance	$ 0	$ 1	$ 1

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS, Components (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011 Y	Oct. 31, 2010	Oct. 31, 2009
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Fair value of plan assets of the DPSP for US employees	$ 515	$ 516
Defined benefit obligation for DPSP for US Employees	515	516
Percentage maximum of an employees annual eligible compensation in the 401(k) plan (in hundredths)	4.00%
Maximum contribution percentage of an employee's annual eligible compensation (in hundredths)	50.00%
The amount of 401(k) plan expense included in income from operations	24	21	23
Eligible retiree determinate age at January 1, 2005, for Post-retirement medical benefit plan (in years)	50 years
Post-retirement medical benefit plan age and service requirement description	age 55 with 15 or more years of service
Post-retirement medical benefit plan age and service requirement description, effective January 1, 2012, description	(Effective January��1, 2012, employees who were at least age 50 as of January��1, 2005 and who retire after age 55 with 15 or more years of service are eligible for fixed dollar subsidies and stipends. Grandfathered retirees receive a fixed monthly subsidy toward pre-65 premium costs subsidy capped at 2011 levels and a fixed monthly stipend post-65. The subsidy amounts do not increase. We will no longer offer group insurance to the Medicare-eligible population with some exceptions. Pre-65 eligible retirees are eligible for group insurance or managed care benefits.)
Accumulated Prospective Benefit Obligation	194
Formula component of age for percentage monthly eligible earnings payable as lump sum	65
Age at which current formula defines a monthly annuity pay	65
Target allocation percentages of assets [Abstract]
Target allocation for the deferred profit sharing plan percentage of assets, equity securities (in hundredths)	60.00%
Target allocation for the deferred profit sharing plan percentage of assets, fixed income securities (in hundredths)	40.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Real Estate, Range Minimum	0.00%
Net periodic benefit cost (benefit) [Abstract]
Curtailments and settlements	(1)	0	(16)
United States Pension Plans [Member]
Defined benefite plan, plan amendment [Abstract]
Effect of plan amendment on net periodic benefit costs recorded in accumulated other comprehensive loss		117
Target allocation percentages of assets [Abstract]
Target allocation percentage of assets, equity securities (in hundredths)	80.00%
Target allocation perentage of assets, fixed income securities (in hundredths)	20.00%
Percentage of US equity portfolio consisting of alternative investments, largely private equity partnerships (in hundredths)	5.00%
Net periodic benefit cost (benefit) [Abstract]
Service cost - benefits earned during the period	42	41	33
Interest cost on benefit obligation	28	27	43
Expected return on plan assets	(44)	(41)	(38)
Amortization of net actuarial loss	4	7	3
Amortization of prior service benefit	(12)	(12)	(3)
Net periodic benefit cost (benefit)	18	22	38
Curtailments and settlements	(1)	0	0
Total periodic benefit cost (benefit)	17	22	38
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss [Abstract]
Net actuarial (gain) loss	31	(25)	47
Amortization of net actuarial loss	(4)	(7)	(3)
Prior service cost (benefit)	0	0	(114)
Amortization of prior service benefit	12	12	3
Foreign currency	0	0	0
Total recognized in other comprehensive (income) loss	39	(20)	(67)
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	56	2	(29)
Funded status of plan [Abstract]
Funded status of plan	(59)	(37)
Change in fair value of plan assets: [Roll Forward]
Balance, beginning of year	538	482
Actual return on plan assets	37	68
Employer contributions	30	30
Participants' contributions	0	0
Benefits paid	(27)	(42)
Currency impact	0	0
Balance, end of year	578	538	482
Change in benefit obligation: [Roll Forward]
Balance, beginning of year	575	548
Service cost	42	41
Interest cost	28	27	43
Participants' contributions	0	0
Plan amendment	0	0
Actuarial (gain) loss	21	3
Benefits paid	(29)	(44)
Curtailments	0	0
Currency impact	0	0
Balance, end of year	637	575	548
Foreign Pension Plans [Member]
Target allocation percentages of assets [Abstract]
Target allocation percentage of assets, equity securities minimum range (in hundredths)	40.00%
Target allocation percentage of assets, equity securities maximum range (in hundredths)	60.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Debt Securities, Range Minimum	40.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Debt Securities, Range Maximum	60.00%
Defined Benefit Plan, Target Allocation Percentage of Assets, Real Estate, Range Maximum	10.00%
Net periodic benefit cost (benefit) [Abstract]
Service cost - benefits earned during the period	32	30	34
Interest cost on benefit obligation	72	72	73
Expected return on plan assets	(94)	(87)	(86)
Amortization of net actuarial loss	40	35	41
Amortization of prior service benefit	(1)	(1)	(2)
Net periodic benefit cost (benefit)	49	49	60
Curtailments and settlements	0	0	(3)
Total periodic benefit cost (benefit)	49	49	57
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss [Abstract]
Net actuarial (gain) loss	40	42	171
Amortization of net actuarial loss	(40)	(35)	(41)
Prior service cost (benefit)	6	0	0
Amortization of prior service benefit	1	1	2
Foreign currency	11	11	17
Total recognized in other comprehensive (income) loss	18	19	149
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	67	68	206
Funded status of plan [Abstract]
Funded status of plan	(146)	(144)
Change in fair value of plan assets: [Roll Forward]
Balance, beginning of year	1,598	1,475
Actual return on plan assets	35	115
Employer contributions	59	47
Participants' contributions	7	2
Benefits paid	(46)	(57)
Currency impact	31	16
Balance, end of year	1,684	1,598	1,475
Change in benefit obligation: [Roll Forward]
Balance, beginning of year	1,742	1,610
Service cost	32	30
Interest cost	72	72	73
Participants' contributions	7	2
Plan amendment	6	0
Actuarial (gain) loss	(20)	79
Benefits paid	(46)	(57)
Curtailments	0	(9)
Currency impact	37	15
Balance, end of year	1,830	1,742	1,610
United States Postretirement Benefit Plan [Member]
Defined benefite plan, plan amendment [Abstract]
Effect of plan amendment on net periodic benefit costs recorded in accumulated other comprehensive loss		15
Target allocation percentages of assets [Abstract]
Target allocation percentage of assets, equity securities (in hundredths)	80.00%
Target allocation perentage of assets, fixed income securities (in hundredths)	20.00%
Percentage of US equity portfolio consisting of alternative investments, largely private equity partnerships (in hundredths)	5.00%
Net periodic benefit cost (benefit) [Abstract]
Service cost - benefits earned during the period	3	3	3
Interest cost on benefit obligation	21	26	29
Expected return on plan assets	(21)	(20)	(20)
Amortization of net actuarial loss	14	16	8
Amortization of prior service benefit	(26)	(14)	(15)
Net periodic benefit cost (benefit)	(9)	11	5
Curtailments and settlements	0	0	(13)
Total periodic benefit cost (benefit)	(9)	11	(8)
Other changes in plan assets and benefit obligations recognized in other comprehensive (income) loss [Abstract]
Net actuarial (gain) loss	12	(10)	125
Amortization of net actuarial loss	(14)	(16)	(8)
Prior service cost (benefit)	(194)	0	0
Amortization of prior service benefit	26	14	15
Foreign currency	0	0	0
Total recognized in other comprehensive (income) loss	(170)	(12)	132
Total recognized in net periodic benefit cost (benefit) and other comprehensive (income) loss	(179)	(1)	124
Funded status of plan [Abstract]
Funded status of plan	(61)	(239)
Change in fair value of plan assets: [Roll Forward]
Balance, beginning of year	263	251
Actual return on plan assets	18	35
Employer contributions	0	1
Participants' contributions	0	0
Benefits paid	(23)	(24)
Currency impact	0	0
Balance, end of year	258	263	251
Change in benefit obligation: [Roll Forward]
Balance, beginning of year	502	490
Service cost	3	4
Interest cost	21	26	29
Participants' contributions	0	0
Plan amendment	(194)	0
Actuarial (gain) loss	8	4
Benefits paid	(21)	(22)
Curtailments	0	0
Currency impact	0	0
Balance, end of year	$ 319	$ 502	$ 490

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS, Financial Statement Location (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
United States Pension Plans [Member]
Amounts recognized in the consolidated balance sheet [Abstract]
Other assets	$ 0	$ 0
Employee compensation and benefits	(2)	(2)
Retirement and post-retirement benefits	(57)	(35)
Net asset (liability)	(59)	(37)
Amounts Recognized in Accumulated Other Comprehensive Income (loss): [Abstract]
Actuarial (gains) losses	66	39
Prior service costs (benefits)	(91)	(103)
Total	(25)	(64)
Accumulated other comprehensive income expected to be recognized as components of net expense during the next fiscal year [Abstract]
Amortization of net prior service cost (benefit)	(12)
Amortization of actuarial net loss (gain)	7
Foreign Pension Plans [Member]
Amounts recognized in the consolidated balance sheet [Abstract]
Other assets	18	12
Employee compensation and benefits	0	0
Retirement and post-retirement benefits	(164)	(156)
Net asset (liability)	(146)	(144)
Amounts Recognized in Accumulated Other Comprehensive Income (loss): [Abstract]
Actuarial (gains) losses	524	513
Prior service costs (benefits)	(9)	(16)
Total	515	497
Accumulated other comprehensive income expected to be recognized as components of net expense during the next fiscal year [Abstract]
Amortization of net prior service cost (benefit)	(1)
Amortization of actuarial net loss (gain)	43
United States Postretirement Benefit Plan [Member]
Amounts recognized in the consolidated balance sheet [Abstract]
Other assets	0	0
Employee compensation and benefits	0	0
Retirement and post-retirement benefits	(61)	(239)
Net asset (liability)	(61)	(239)
Amounts Recognized in Accumulated Other Comprehensive Income (loss): [Abstract]
Actuarial (gains) losses	188	191
Prior service costs (benefits)	(253)	(86)
Total	(65)	105
Accumulated other comprehensive income expected to be recognized as components of net expense during the next fiscal year [Abstract]
Amortization of net prior service cost (benefit)	(35)
Amortization of actuarial net loss (gain)	$ 16

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS, Fair Value of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
United States Pension Plans [Member]
Defined Benefit plan, change in fair value of plan assets, significant unobservable inputs (Level 3) (Roll Forward]
Balance, beginning of year	$ 29	$ 32
Realized gains	8	6
Unrealized gains/(losses)	(3)	0
Purchases, sales, issuances, and settlements	0	0
Transfers in (out)	(8)	(9)
Balance, end of year	26	29
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	578
Projected benefit obligation and fair value of plan assets [Abstract]
Projected benefit obligation in excess of plan assets - aggregate benefit obligation	637	575
Fair value of plan assets in excess of projected benefit obligation - aggregate benefit obligation	0	0
Total projected benefit obligation - aggregate benefit obligation	637	575
Accumulated benefit obligation in excess of fair value of plan assets - aggregate benefit obligation	624	568
Fair value of plan assets in excess of accumulated benefit obligation - aggregate benefit obligation	0	0
Total accumulated benefit obligation - aggregate benefit obligation	624	568
Projected benefit obligation in excess of fair value of plan assets - aggregate fair value of plan assets	578	538
Fair value of plan assets in excess of benefit obligation - aggregate fair value of plan assets	0	0
Total projected benefit obligation - aggregate fair value of plan assets	578	538
Accumulated benefit obligation in excess of accumulated benefit obligation - aggregate fair value of plan assets	578	538
Fair value of plan assets in excess of accumulated benefit obligation - aggregate fair value of plan assets	0	0
Total accumulated benefit obligation - aggregate fair value of plan assets	578	538
United States Pension Plans [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	28
United States Pension Plans [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	405
United States Pension Plans [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	119
United States Pension Plans [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	26
United States Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	146
United States Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	141
United States Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	5
United States Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	406
United States Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	28
United States Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	264
United States Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	114
United States Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	26
United States Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	26
Foreign Pension Plans [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	1,684
Projected benefit obligation and fair value of plan assets [Abstract]
Projected benefit obligation in excess of plan assets - aggregate benefit obligation	1,760	1,669
Fair value of plan assets in excess of projected benefit obligation - aggregate benefit obligation	70	73
Total projected benefit obligation - aggregate benefit obligation	1,830	1,742
Accumulated benefit obligation in excess of fair value of plan assets - aggregate benefit obligation	1,699	1,602
Fair value of plan assets in excess of accumulated benefit obligation - aggregate benefit obligation	67	70
Total accumulated benefit obligation - aggregate benefit obligation	1,766	1,672
Projected benefit obligation in excess of fair value of plan assets - aggregate fair value of plan assets	1,598	1,513
Fair value of plan assets in excess of benefit obligation - aggregate fair value of plan assets	86	85
Total projected benefit obligation - aggregate fair value of plan assets	1,684	1,598
Accumulated benefit obligation in excess of accumulated benefit obligation - aggregate fair value of plan assets	1,598	1,513
Fair value of plan assets in excess of accumulated benefit obligation - aggregate fair value of plan assets	86	85
Total accumulated benefit obligation - aggregate fair value of plan assets	1,684	1,598
Foreign Pension Plans [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	15
Foreign Pension Plans [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	774
Foreign Pension Plans [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	858
Foreign Pension Plans [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	37
Foreign Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	290
Foreign Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	6
Foreign Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	220
Foreign Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	64
Foreign Pension Plans [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
Foreign Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	1,394
Foreign Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	9
Foreign Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	554
Foreign Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	794
Foreign Pension Plans [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	37
Foreign Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
Foreign Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
Foreign Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
Foreign Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
Foreign Pension Plans [Member] | Significant Unobservable Inputs (Level 3) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member]
Defined Benefit plan, change in fair value of plan assets, significant unobservable inputs (Level 3) (Roll Forward]
Balance, beginning of year	16	19
Realized gains	5	3
Unrealized gains/(losses)	(2)	0
Purchases, sales, issuances, and settlements	0	0
Transfers in (out)	(4)	(6)
Balance, end of year	15	16
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	258
United States Postretirement Benefit Plan [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	14
United States Postretirement Benefit Plan [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	175
United States Postretirement Benefit Plan [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	54
United States Postretirement Benefit Plan [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	15
United States Postretirement Benefit Plan [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	65
United States Postretirement Benefit Plan [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	2
United States Postretirement Benefit Plan [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	61
United States Postretirement Benefit Plan [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	2
United States Postretirement Benefit Plan [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	178
United States Postretirement Benefit Plan [Member] | Significant Other Observable Inputs (Level 2) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	12
United States Postretirement Benefit Plan [Member] | Significant Other Observable Inputs (Level 2) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	114
United States Postretirement Benefit Plan [Member] | Significant Other Observable Inputs (Level 2) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	52
United States Postretirement Benefit Plan [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	15
United States Postretirement Benefit Plan [Member] | Significant Unobservable Inputs (Level 3) [Member] | Cash and Cash Equivalents [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member] | Significant Unobservable Inputs (Level 3) [Member] | Equity Securities [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member] | Significant Unobservable Inputs (Level 3) [Member] | Fixed Income Funds [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	0
United States Postretirement Benefit Plan [Member] | Significant Unobservable Inputs (Level 3) [Member] | Other Plan Assets [Member]
Fair value of plan assets [Abstract]
Defined Benefit Plan, Assets for Plan Benefits	$ 15

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS, Expected Benefit Payments (Details) (USD $)	Oct. 31, 2011
United States Pension Plans [Member]
Future benefit payments [Abstract]
2012	$ 52,000,000
2013	55,000,000
2014	55,000,000
2015	55,000,000
2016	56,000,000
2017 - 2021	241,000,000
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	30,000,000
Foreign Pension Plans [Member]
Future benefit payments [Abstract]
2012	47,000,000
2013	50,000,000
2014	52,000,000
2015	57,000,000
2016	62,000,000
2017 - 2021	404,000,000
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	52,000,000
United States Postretirement Benefit Plan [Member]
Future benefit payments [Abstract]
2012	26,000,000
2013	26,000,000
2014	26,000,000
2015	27,000,000
2016	27,000,000
2017 - 2021	130,000,000
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year	$ 0

RETIREMENT PLANS AND POST RETIREMENT PENSION PLANS, Other Disclosures (Details)	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
United States Pension Plans [Member]
Weighted average assumptions used in calculating net periodic benefit cost [Abstract]
Discount rate - net periodic rate (in hundredths)	5.00%	5.25%	8.50%
Average increasee in compensation levels - net periodic costs (in hundredths)	3.50%	3.50%	3.50%
Expected long-term return on assets - net periodic costs (in hundredths)	8.25%	8.50%	8.50%
Weighted average assumptions used in calculating benefit obligation [Abstract]
Discount rate - benefit obligation (in hundredths)	4.50%	5.00%
Average increase in compensation levels - net periodic costs (in hundredths)	3.50%	3.50%
Expected long-term return on assets - benefit obligation (in hundredths)	8.00%	8.25%
Foreign Pension Plans [Member]
Weighted average assumptions used in calculating net periodic benefit cost [Abstract]
Discount rate minimum - net periodic cost (in hundredths)	2.00%	2.25%	2.25%
Discount rate maximum - net periodic costs (in hundredths)	5.25%	5.75%	6.50%
Average increase in compensation levels - net periodic costs - minimum (in hundredths)	2.50%	2.50%	2.50%
Average increase in compensation levels - net periodic costs - maximum (in hundredths)	3.75%	3.75%	4.00%
Expected long-term return on assets - net periodic costs - minimum (in hundredths)	4.00%	4.25%	4.50%
Expected long-term return on assets - net periodic costs - maximum (in hundredths)	6.75%	7.00%	7.25%
Weighted average assumptions used in calculating benefit obligation [Abstract]
Discount rate minimum - benefit obligation (in hundredths)	2.00%	2.00%
Discount rate maximum - benefit obligation (in hundredths)	5.50%	5.25%
Average increase in compensation levels minimum - benefit obligation (in hundredths)	2.50%	2.50%
Average increase in compensation levels maximum - benefit obligation (in hundredths)	3.25%	3.75%
Expected long-term return on assets - benefit obligation - minimum (in hundredths)	4.00%	4.00%
Expected long-term return on assets - benefit obligation - maximum (in hundredths)	6.50%	6.75%
United States Postretirement Benefit Plan [Member]
Weighted average assumptions used in calculating net periodic benefit cost [Abstract]
Discount rate - net periodic rate (in hundredths)	5.50%	5.50%	8.50%
Expected long-term return on assets - net periodic costs (in hundredths)	8.25%	8.50%	8.50%
Current medical cost trend rate (in hundredths)	10.00%	10.00%	10.00%
Ultimate medical cost trend rate (in hundredths)	4.75%	5.00%	5.00%
Medical cost trend rate decreases to ultimate rate in year	2025	2019	2018
Weighted average assumptions used in calculating benefit obligation [Abstract]
Discount rate - benefit obligation (in hundredths)	4.75%	5.50%
Expected long-term return on assets - benefit obligation (in hundredths)	8.00%	8.25%
Current medical cost trend rate - benefit obligation (in hundredths)	9.00%	10.00%
Ultimate medical cost trend rate - benefit obligation (in hundredths)	4.50%	4.75%
Medical cost trend rate decreases to ultimate rate in year - benefit obligation	2026	2025

GUARANTEES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Summary of standard warranty accrual activity
Beginning balance	$ 45	$ 28
Reserve acquired upon close of Varian acquisition	0	13
Accruals for warranties issued during the period	61	57
Changes in estimates	11	(4)
Settlements made during the period	(67)	(49)
Ending balance	$ 50	$ 45

COMMITMENTS AND CONTINGENCIES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Operating Leases, Future Minimum Payments Due [Abstract]
Futrue minimum lease payments 2012	$ 51
Future minimum lease payments 2013	43
Future minimum lease payments 2014	28
Future minimum lease payments 2015	19
Future minimum lease payments 2016	12
Future minimum lease payments thereafter	12
Operating Leases, Future Minimum Payments Receivable [Abstract]
Futre minimum sublease income 2012	7
Future minimum sublease income 2013	6
Future minimum sublease income 2014	5
Future minimum sublease income 2015	3
Future minimum sublease income thereafter	1
Total rent expense	$ 82	$ 89	$ 95

SHORT-TERM DEBT - Credit Facility (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Oct. 31, 2011
Line of Credit Facility [Abstract]
Credit facility initiation date	2011-10-20
Line of credit facility, revolving credit, description	On October��20, 2011, we entered into a five-year credit agreement, which provides for a $400 million unsecured credit facility that will expire on October��20, 2016. The company may use amounts borrowed under the facility for general corporate purposes. As of October��31, 2011 the company has no borrowings outstanding under the facility. The Credit Agreement replaced the Company's prior Five-Year Credit Agreement dated as of May��11, 2007, which was terminated upon the execution of the Credit Agreement.
Line of credit facility expiration date	2016-10-20
Line of Credit Facility - Primary Agreement [Member]
Line of Credit Facility [Abstract]
Credit facility - initial borrowing capacity	400

SHORT-TERM DEBT - 2012 Senior Notes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Oct. 31, 2011
Short-term Debt [Line Items]
Notional Amount of Interest Rate Swaps	$ 250
Interest rate swaps, interest rate basis	U.S. dollar LIBOR plus 258 basis points
Senior Notes 2012 Short Term [Member]
Short-term Debt [Line Items]
Amortized Principal - Current	250
Issue rate percentage of principal amount	99.91%
Fixed interest rate per annum (in hundredths)	4.45%
Maturity date	Sep 14, 2012
Interest payment frequency	semi-annually
Semi-annual interest payment dates	March��14th��and September��14th
Date payments commenced	2010-03-14
Interest Rate Swap	3
Issuance cost incurred on Senior Notes offered	$ 2

SHORT-TERM DEBT - Restricted Cash and Cash Equivalents (Details) (USD $) In Millions, unless otherwise specified	Oct. 31, 2010
World Trade Debt [Abstract]
Short-term restricted cash and cash equivalents	$ 1,550

LONG-TERM DEBT - Carrying Value (Details) (USD $) In Millions, unless otherwise specified	Oct. 31, 2011	Oct. 31, 2010
Debt Instrument [Line Items]
Amortized Principal	$ 1,845	$ 2,094
Interest Rate Swap	87	96
Carrying Value of Senior Note	1,932	2,190
Senior Notes 2012 [Member]
Debt Instrument [Line Items]
Amortized Principal	0	250
Interest Rate Swap	0	6
Carrying Value of Senior Note	0	256
Senior Notes 2013 [Member]
Debt Instrument [Line Items]
Amortized Principal	250	249
Interest Rate Swap	0	0
Carrying Value of Senior Note	250	249
Senior Notes 2015 [Member]
Debt Instrument [Line Items]
Amortized Principal	499	499
Interest Rate Swap	24	37
Carrying Value of Senior Note	523	536
Senior Notes 2017 [Member]
Debt Instrument [Line Items]
Amortized Principal	598	598
Interest Rate Swap	31	35
Carrying Value of Senior Note	629	633
Senior Notes 2020 [Member]
Debt Instrument [Line Items]
Amortized Principal	498	498
Interest Rate Swap	32	18
Carrying Value of Senior Note	$ 530	$ 516

LONG-TERM DEBT - Components and Additional Disclosures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010
Senior Notes 2013 [Member]
Debt Instrument [Line Items]
Issuance date of Debt	July 2010
Aggregate face amount of debt	$ 250
Issue rate percentage of principal amount		99.82%
Maturity date	Jul 15, 2013
Fixed interest rate per annum (in hundredths)		2.50%
Interest payment frequency	semi-annually
Date payments commenced	2011-01-15
Semi-annual interest payment dates	January��15th��and July��15th
Senior Notes 2015 [Member]
Debt Instrument [Line Items]
Issuance date of Debt	September 2009
Aggregate face amount of debt	500
Issue rate percentage of principal amount		99.69%
Maturity date	Sep 14, 2015
Fixed interest rate per annum (in hundredths)		5.50%
Interest payment frequency	semi-annually
Date payments commenced	2010-03-14
Semi-annual interest payment dates	March��14th��and September��14th
Issuance cost incurred on Senior Notes offered		3
Senior Notes 2017 [Member]
Debt Instrument [Line Items]
Issuance date of Debt	October 2007
Aggregate face amount of debt		600
Issue rate percentage of principal amount		99.60%
Maturity date	Nov 1, 2017
Fixed interest rate per annum (in hundredths)		6.50%
Interest payment frequency	semi-annually
Date payments commenced	2008-05-01
Semi-annual interest payment dates	May��1st��and November��1st
Issuance cost incurred on Senior Notes offered	5
Senior Notes 2020 [Member]
Debt Instrument [Line Items]
Issuance date of Debt	July 2010
Aggregate face amount of debt	500
Issue rate percentage of principal amount		99.54%
Maturity date	Jul 15, 2020
Fixed interest rate per annum (in hundredths)		5.00%
Interest payment frequency	semi-annually
Date payments commenced	2011-01-15
Semi-annual interest payment dates	January��15th��and July��15th
Senior Notes 2013 And 2020 [Member]
Debt Instrument [Line Items]
Issuance cost incurred on Senior Notes offered	$ 5

LONG-TERM DEBT - Other (Details) (USD $) In Millions, unless otherwise specified	Aug. 09, 2011	Jun. 06, 2011	Nov. 25, 2008	Oct. 31, 2011 Senior Notes 2020 [Member]	Aug. 09, 2011 Senior Notes 2020 [Member]	Oct. 31, 2011 Senior Notes 2015 [Member]	Jun. 06, 2011 Senior Notes 2015 [Member]	Oct. 31, 2010 Senior Notes 2017 [Member]	Oct. 31, 2011 Senior Notes 2017 [Member]	Nov. 25, 2008 Senior Notes 2017 [Member] contracts
Schedule Of Interest Rate Swaps Regarding Senior Notes Offered [Line Items]
Number of interest swaps terminated on specified date										2
Interest rate swaps terminated date								November��25, 2008
Notional Amount of Terminated Interest Rate Swaps	$ 500	$ 500	$ 400
Asset Value of Terminated Interest Rate Swaps	34	31	43		34		31			43
Amount to be amortized on terminated interest rate swaps associated with senior notes				$ 32		$ 24			$ 31

STOCKHOLDERS' EQUITY (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2011 Treasury Stock Acquired Repurchase Authorization 2009 [Member]	Oct. 31, 2010 Treasury Stock Acquired Repurchase Authorization 2009 [Member]	Nov. 19, 2009 Treasury Stock Acquired Repurchase Authorization 2009 [Member]
Share Repurchase Program [Line Items]
Description of share repurchase program				On November��19, 2009 our Board of Directors approved a share-repurchase program to reduce or eliminate dilution of basic outstanding shares in connection with issuances of stock under the company's equity incentive plans. The share-repurchase program does not require the company to acquire a specific number of shares and may be suspended or discontinued at any time. There is no fixed termination date for the new share-repurchase program. For the year ended October��31, 2011, we repurchased approximately 12 million shares for $497 million. For the year ended October��31, 2010, we repurchased 13 million shares for $411 million. All such shares and related costs are held as treasury stock and accounted for using the cost method.
Share repurchase program approval date						2009-11-19
Period over which the stock will be purchased				no fixed termination
Number of shares of common stock repurchased under share repurchase program				12	13
Cost to repurchase shares of common stock under share repurchase program	$ 497	$ 411	$ 157	$ 497	$ 411
Unrealized gain on equity securities, net of $(8) of tax for 2011 and 2010	(6)	(2)
Foreign currency translation, net of $(102) of tax for 2011 and 2010	452	358
Unrealized losses on defined benefit plans, net of tax of $84 and $88 for 2011 and 2010, respectively	(331)	(442)
Unrealized gains (losses) on derivative instruments, net of tax of $(2) and $(1) for 2011 and 2010, respectively	1	(2)
Total accumulated other comprehensive income	116	(88)
Unrealized gain on equity securities, tax	(8)	(8)
Foreign currency translation, tax	(102)	(102)
Unrealized losses on defined benefit plans, tax	84	88
Unrealized gains (losses) on derivative instruments, tax	$ (2)	$ (1)

SEGMENT INFORMATION Profitability and Segment Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011 segment	Oct. 31, 2010	Oct. 31, 2009
Segment Reporting [Abstract]
Number of operating segments	4
Select income statement components (Loss) [Abstract]
Total net revenue	$ 6,615	$ 5,444	$ 4,481
Income from operations	1,071	566	47
Depreciation expense	142	124	112
Life Sciences [Member]
Select income statement components (Loss) [Abstract]
Total segment revenue	1,515	1,226
Varian acquisition deferred revenue fair value adjustment	(4)	(15)
Total net revenue	1,511	1,211	988
Income from operations	202	203	160
Depreciation expense	24	22	16
Share-based compensation expense	16	13	14
Chemical Analysis [Member]
Select income statement components (Loss) [Abstract]
Total segment revenue	1,518	1,200
Varian acquisition deferred revenue fair value adjustment	(7)	(4)
Total net revenue	1,511	1,196	844
Income from operations	313	279	216
Depreciation expense	28	24	14
Share-based compensation expense	17	13	12
Diagnostics and Genomics [Member]
Select income statement components (Loss) [Abstract]
Total segment revenue	277	253
Varian acquisition deferred revenue fair value adjustment	0	0
Total net revenue	277	253	231
Income from operations	35	18	14
Depreciation expense	15	12	11
Share-based compensation expense	4	4	4
Electronic Measurement [Member]
Select income statement components (Loss) [Abstract]
Total segment revenue	3,316	2,784
Varian acquisition deferred revenue fair value adjustment	0	0
Total net revenue	3,316	2,784	2,418
Income from operations	760	438	1
Depreciation expense	75	66	71
Share-based compensation expense	36	34	36
Segment Total [Member]
Select income statement components (Loss) [Abstract]
Total segment revenue	6,626	5,463
Varian acquisition deferred revenue fair value adjustment	(11)	(19)
Total net revenue	6,615	5,444	4,481
Income from operations	1,310	938	391
Depreciation expense	142	124	112
Share-based compensation expense	$ 73	$ 64	$ 66

SEGMENT INFORMATION Reconciliation of Reportable Results (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Reconcilitation between statement results and enterprise results [Abstract]
Total reportable segments' income from operations	$ 1,310	$ 938	$ 391
Restructuring related costs	(2)	(65)	(252)
Asset impairments	(9)	(19)	(44)
Transformational programs	(51)	(39)	0
Amortization of intangibles	(113)	(77)	(45)
Retirement plans net curtailment and settlement	1	0	16
Acquisition and integration costs	(54)	(102)	0
Varian acquisition related fair value adjustments	(9)	(51)	0
Other	(2)	(19)	(19)
Interest income	14	20	29
Interest Expense	(86)	(96)	(88)
Gain on sale of network solutions business, net	0	132	0
Other income (expense), net	33	70	19
Income before taxes	1,032	692	7
Segment assets and capital expenditures [Abstract]
Assets	5,765	5,444
Capital expenditures	188	121	128
Reconciliation of assets from segment to consolidated [Abstract]
Total reportable segments' assets	5,765	5,444
Cash, cash equivalents and short-term investments	3,527	4,199
Prepaid expenses	107	118
Investments	114	135
Long-term and other receivables	221	283
Other, including valuation allowance	(677)	(483)
Total assets	9,057	9,696
Concentration Risk, Customer	No customer represented 10 percent or more of our total net revenue in 2011, 2010 or 2009.
Life Sciences [Member]
Segment assets and capital expenditures [Abstract]
Assets	1,479	1,168
Capital expenditures	33	25
Reconciliation of assets from segment to consolidated [Abstract]
Total reportable segments' assets	1,479	1,168
Chemical Analysis [Member]
Segment assets and capital expenditures [Abstract]
Assets	1,772	1,635
Capital expenditures	23	(15)
Reconciliation of assets from segment to consolidated [Abstract]
Total reportable segments' assets	1,772	1,635
Diagnostics and Genomics [Member]
Segment assets and capital expenditures [Abstract]
Assets	358	396
Capital expenditures	8	5
Reconciliation of assets from segment to consolidated [Abstract]
Total reportable segments' assets	358	396
Electronic Measurement [Member]
Segment assets and capital expenditures [Abstract]
Assets	2,156	2,245
Capital expenditures	124	76
Reconciliation of assets from segment to consolidated [Abstract]
Total reportable segments' assets	$ 2,156	$ 2,245

SEGMENT INFORMATION Entity-Wide Disclosures on Geographic Areas (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Entity Wide Disclosure On Geographic Areas Attributed To Individual Foreign Countries [Line Items]
Net revenue	$ 6,615	$ 5,444	$ 4,481
Long-Lived Assets	1,288	1,349
United States [Member]
Entity Wide Disclosure On Geographic Areas Attributed To Individual Foreign Countries [Line Items]
Net revenue	2,016	1,760	1,495
Long-Lived Assets	567	654
China [Member]
Entity Wide Disclosure On Geographic Areas Attributed To Individual Foreign Countries [Line Items]
Net revenue	1,035	744	598
Japan [Member]
Entity Wide Disclosure On Geographic Areas Attributed To Individual Foreign Countries [Line Items]
Net revenue	700	549	476
Long-Lived Assets	170	180
Rest Of World [Member]
Entity Wide Disclosure On Geographic Areas Attributed To Individual Foreign Countries [Line Items]
Net revenue	2,864	2,391	1,912
Long-Lived Assets	$ 551	$ 515

Schedule II Valuation and Qualifying Accounts (Details) (Valuation Allowance of Deferred Tax Assets [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Oct. 31, 2011		Oct. 31, 2010		Oct. 31, 2009
Valuation Allowance of Deferred Tax Assets [Member]
Movement in valuation and qualifying accounts [Roll Forward]
Balance at Beginning of Period	$ 527		$ 684		$ 621
Additions Charged to Costs, Expenses or Other Accounts	3	[1]	0	[1]	65	[1]
Deductions	(161)	[2]	(157)	[2]	(2)	[2]
Balance at End of Period	$ 369		$ 527		$ 684

[1]	Additions include current year valuation allowance build due to current year increase in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.
[2]	Deductions include current year reduction in valuation allowance due to current year decrease in net deferred tax assets, for return to provision true-ups, other adjustments, and OCI impact to deferred taxes.